UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

NICKLEBYS.COM, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: common stock.

(2)	Aggregate number of securities to which transaction applies: 15,088,679

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

There is currently no active trading market on the Over-the-Counter Bulletin Board for the common stock of Nicklebys.com, Inc. (“NBYS”) and NBYS currently has an accumulated capital deficit. The estimated value of the securities to be issued or assumed below is the product of the maximum NBYS securities anticipated to be issued in the Merger, based upon the sum of 16,468,377 shares of FIIC’s common stock to be issued in the Merger and 4,120,302 shares underlying options, warrants and convertible notes to be issued or assumed in the Merger, and the current market value of NBYS shares of $0.40 per share, as estimated by the parties, and is estimated solely for purposes of calculating the filing fee. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.000107.

(4)	Proposed maximum aggregate value of transaction: $8,235,472

(5)	Total fee paid: $882

☐	paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NICKLEBYS.COM, INC.
3179 S. Peoria Court
Aurora, Colorado 80014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on _____________, 200_
10:00 A.M. (Mountain Standard Time)

To the shareholders of Nicklebys.com, Inc.:

You are cordially invited to attend a Special Meeting of Shareholders of Nicklebys.com, Inc., a Colorado corporation (“NBYS,”  “we,”  “our,”  “us,” or the “company”). At the meeting, to be held on _____________, 200_ at 10:00 a.m. Mountain Standard Time, at our headquarters located at 3179 South Peoria Court, Aurora, Colorado, you will be asked:

1.    To consider and vote upon a proposal to approve the merger of NBYS with FIIC, Inc., a privately-held Delaware corporation (“FIIC”), pursuant to an Agreement and Plan of Merger executed July 19, 2005, as amended (the “Merger Agreement”), by and among NBYS, FIIC, Nicklebys Acquisition Corp., a privately-held Nevada corporation and wholly-owned subsidiary of NBYS (the “Merger Sub”), and five NBYS shareholders as individuals (the transaction is referred to as the “Merger”), including the issuance of shares of NBYS common stock and the assumption by NBYS of outstanding FIIC options, warrants and convertible notes as consideration for the Merger. Pursuant to the Merger Agreement, the Merger will be effectuated through the Merger Sub, which would merge with and into FIIC, with FIIC being the surviving corporation. Upon closing, the Merger will result in control of NBYS by FIIC’s stockholders and the assumption of FIIC’s operations, assets and liabilities by NBYS. In connection with this change in control of NBYS, the board of directors and management of FIIC will become the board of directors and management of NBYS.

2.    To consider and vote upon a proposal to approve an amendment to NBYS’s Articles of Incorporation to effect a reverse stock split of NBYS’s common stock pursuant to which every 2.00317 outstanding shares would be combined into one (1) share of NBYS common stock (the “Stock Split”) and to authorize NBYS’s Board of Directors to file such amendment prior to the closing of the Merger.

3.    To consider and vote upon a proposal to assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as NBYS’s plan (the “Plan Assumption”).

4.    To consider and vote upon a proposal to approve, following the close of the Merger, the filing of an Agreement and Plan of Merger, along with any other required supporting documentation, for the reincorporation of NBYS from the State of Colorado to the State of Delaware and the concurrent change of NBYS’s name to “FIIC Holdings, Inc.” (the “Reincorporation and Name Change”).

In addition, we will conduct any other business properly brought before the meeting.

The Merger, the Stock Split, the Plan Assumption, the Reincorporation and the Name Change were approved on July 19, 2005, by the unanimous written consent of our board of directors. However, the Merger will not be effective until proposals 1 through 4 above are all approved by the NBYS shareholders, the Stock Split becomes effective, the parties satisfy all other terms and conditions of the Merger Agreement, Articles of Merger are filed with the Nevada Secretary of State and a Certificate of Merger is filed with the Delaware Secretary of State. The Stock Split will not be effective until we file Articles of Amendment to NBYS’s Articles of Incorporation with the Colorado Secretary of State. The Reincorporation and the Name Change will not be effective until we file a Statement of Merger with the Colorado Secretary of State and a Certificate of Incorporation and an Agreement and Plan of Merger with the Delaware Secretary of State.

These items of business are more fully described in the proxy statement accompanying this notice. NBYS encourages you to read the proxy statement in its entirety before voting. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 15 OF THE PROXY STATEMENT.

The record date for the NBYS Special Meeting is _______________, 200_. Only NBYS shareholders of record at the close of business on that date may vote at the NBYS special meeting or any adjournments thereof. All NBYS shareholders of record are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting and avoid the expense of additional proxy solicitation. A return envelope (with postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Your vote is important regardless of the number of shares you own. NBYS and FIIC cannot complete the proposed transaction unless holders of a majority of the shares of NBYS common stock entitled to vote at the special meeting are present, either in person or by proxy, approve proposals 1 through 4.

On behalf of your board of directors, thank you for your continued support of and interest in Nicklebys.com, Inc.

Dated: _______, 200_	By Order of the Board of Directors,

Scott Thornock, Chairman of the Board,
President and Chief Executive Officer

NICKLEBYS.COM, INC.
3179 S. Peoria Court
Aurora, Colorado 80014
__________________________________________

PROXY STATEMENT
__________________________________________

FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
_____________, 200_, 10:00 A.M. (Mountain Standard Time)

This Proxy Statement is furnished to the shareholders of Nicklebys.com, Inc., a Colorado corporation (referred to as “NBYS,”  “we,”  “us,”  “our” or the “Company”), in connection with the solicitation by our board of directors of proxies to be voted at a special meeting of the NBYS shareholders or any adjournment thereof (the “NBYS special meeting”), to be held at 10:00 a.m. Mountain Standard Time on _________, 200_, at our headquarters, located at 3179 South Peoria Court, Aurora, Colorado. This Proxy Statement, accompanying proxy and Notice of Special Meeting were first mailed on or about _________, 200_, to all NBYS shareholders of record as of the close of business on __________, 200_, who shall be the shareholders entitled to vote at the NBYS special meeting.

As indicated in the accompanying Notice of Special Meeting, the only matters to be considered at the NBYS special meeting are proposals related to the proposed merger of NBYS with FIIC, Inc., a privately-held Delaware corporation (“FIIC”), pursuant to an Agreement and Plan of Merger executed July 19, 2005, as amended (the “Merger Agreement”), by and among NBYS, FIIC, Nicklebys Acquisition Corp., a privately-held Nevada corporation and wholly-owned subsidiary of NBYS (the “Merger Sub”), and five NBYS shareholders as individuals (the transaction is referred to as the “Merger”).  Pursuant to the Merger Agreement, we will effectuate the Merger, if approved, through the Merger Sub, which will merge with and into FIIC, with FIIC being the surviving corporation.

To effectuate the Merger, if approved, we will issue shares of our common stock on a one-for-one basis to the stockholders of FIIC in exchange for 100% of the issued and outstanding shares of common stock of FIIC. We additionally will assume options and warrants to purchase shares of common stock and notes convertible into shares of common stock on the same terms and conditions as previously issued by FIIC. Pursuant to the Merger Agreement and an Escrow and Share Cancellation Agreement, we will also cancel an aggregate of 500,000 pre-split shares of our common stock held by five individual NBYS shareholders who are signatories to the Merger Agreement, including certain officers and directors of NBYS, who will receive aggregate cash consideration of $200,000 from FIIC for the cancellation of these shares. Upon closing, the Merger will result in control of NBYS by FIIC’s stockholders and the assumption of FIIC’s operations, assets and liabilities by NBYS. In connection with the change in control of NBYS, the board of directors and management team of FIIC will become the board of directors and management team of NBYS.

In November 2005, FIIC conducted a bridge financing under which it issued a senior secured promissory note exchangeable upon completion of the Merger for an identical senior secured convertible promissory note and a warrant to purchase shares of NBYS common stock (the “Bridge Financing”). FIIC has also retained a placement agent in connection with a private placement, in which FIIC is offering to sell and issue up to 5 million shares of its common stock prior to the closing of the Merger (the “Private Placement”). To the extent that the Private Placement closes prior to the close of the Merger, NBYS will issue at closing additional shares of its common stock on a one-for-one basis in exchange for any shares so issued by FIIC. Further, NBYS will assume any warrants issued by FIIC to the placement agent on the same terms and conditions as issued by FIIC. If the Private Placement is not completed prior to the closing of the Merger, the parties anticipate that any securities remaining to be issued in the Private Placement will be issued by NBYS post-closing.

The closing of the Merger is contingent upon the approval of the Merger by the NBYS shareholders, approval of a proposed 1-for-2.00317 reverse stock split of NBYS’s common stock (the “Stock Split”), approval of a proposal to assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as NBYS’s plan (the “Plan Assumption”), and approval of a proposal for the reincorporation of NBYS from the State of Colorado to the State of Delaware and a concurrent name change to FIIC Holdings, Inc. (the “Reincorporation and Name Change”). The Stock Split, if approved, will not be effective until we file Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State; however, the Stock Split would occur prior to the issuance of any shares of NBYS common stock to FIIC stockholders. The Reincorporation and the Name Change, if approved, will not be effective until we file a Certificate of Incorporation and an Agreement and Plan of Merger with the Delaware Secretary of State and a Statement of Merger with the Colorado Secretary of State. The closing of the Merger is also contingent upon the satisfaction of all other terms and conditions of the Merger Agreement, the filing of Articles of Merger with the Nevada Secretary of State and a Certificate of Merger with the Delaware Secretary of State.

NBYS’s common stock is currently traded on the Over-The-Counter Bulletin Board under the symbol “NBYS.OB.” On ______, 200_, the closing price of NBYS’s common stock was $_____per share. Based on the market price of NBYS common stock on that date, the value of the NBYS shares, options and warrants to be issued to FIIC stockholders is $_________________.

Under Colorado law and NBYS’s Bylaws, a majority of all shares entitled to vote shall constitute a quorum. The affirmative vote of at least a majority of the votes cast by the holders of common stock entitled to vote at the special meeting is required to approve each of the Merger, the amendment to NBYS’s Articles of Incorporation to effect the Stock Split, the Plan Assumption and the Reincorporation and Name Change. The board of directors of NBYS has approved the Merger and each of the proposals upon which it is contingent and recommends that you vote FOR all of these proposals. This proxy statement provides detailed information about the Merger and the other proposals to be voted upon at the NBYS special meeting. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 15.

The accompanying Proxy authorizes the individuals named in the Proxy, or their designees, acting at the request of the management of NBYS, to vote the shares indicated in the Proxy for or against the proposals and, in their discretion, to vote on other matters incidental to the NBYS special meeting.

A form of Proxy is enclosed for your use. Please date, sign and return the Proxy at your earliest convenience. Prompt return of your Proxy will be appreciated. The solicitation of Proxies from the shareholders is being made by the board of directors and management of NBYS who will not be specially compensated for such solicitation.

i

FIIC’S BUSINESS		52

BOARD OF DIRECTORS AND MANAGEMENT FOLLOWING THE MERGER		58

EXECUTIVE COMPENSATION		61

RELATED PARTY TRANSACTIONS		62

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS		63

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		68

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS		74

PROPOSAL 2—APPROVAL OF AMENDMENT TO NBYS’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF NBYS COMMON STOCK		78

PROPOSAL 3—APPROVAL AND ASSUMPTION OF THE FIIC 2005 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN		82

PROPOSAL 4—APPROVAL OF THE CHANGE OF NBYS’S STATE OF INCORPORATION FROM COLORADO TO DELAWARE AND CONCURRENT NAME CHANGE TO “FIIC HOLDINGS, INC.”		86

SECTION THREE - OTHER MATTERS		92

INDEX TO FIIC FINANCIAL STATEMENTS		F-1

ANNEX A:	AGREEMENT AND PLAN OF MERGER AND AMENDMENT NO. 1 TO THE MERGER AGREEMENT	A-1

ANNEX B:	FORM OF AMENDMENT TO NBYS’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	B-1

ANNEX C:	FIIC 2005 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN	C-1

ANNEX D:	CERTIFICATE OF INCORPORATION FOR FIIC HOLDINGS, INC.	D-1

ANNEX E:	BYLAWS FOR FIIC HOLDINGS, INC.	E-1

ANNEX F:	AGREEMENT AND PLAN OF MERGER FOR REINCORPORATION AS A DELAWARE ENTITY	F-1

ANNEX G:	SELECTED SECTIONS OF THE COLORADO BUSINESS CORPORATIONS ACT	G-1

ii

SECTION ONE - OVERVIEW

QUESTIONS AND ANSWERS ABOUT THE MERGER

Except as otherwise specifically noted, references throughout this proxy statement to “NBYS,”  “we,”  “our,”  “us” and similar words in this proxy statement refer to Nicklebys.com, Inc., references to “Merger Sub” or “NBYS Acquisition” refer to Nicklebys Acquisition Corp., our wholly-owned subsidiary, and references to “FIIC” are to FIIC, Inc. When we use the term “combined group,” we are referring to these entities, and any subsidiaries they may form, as they will exist and operate after the close of the Merger, if approved, as further described below and in the section entitled “Proposal 1—Approval of Issuance of NBYS Securities and Change of Control of NBYS Pursuant To The Agreement and Plan of Merger With FIIC,” beginning on page 35. When we use the term “Merger Agreement,” we are referring to the Agreement and Plan of Merger, dated July 19, 2005, as amended by the parties on October 31, 2005. The Merger Agreement and Amendment No. 1 to the Merger Agreement are attached to this proxy statement as Annex A. The Merger Agreement was also publicly filed by NBYS with the Securities and Exchange Commission, or “SEC,” as Exhibit 2.1 to the Current Report on Form 8-K filed July 20, 2005; Amendment No. 1 to the Merger Agreement was also publicly filed by NBYS with the SEC as Exhibit 2.1 to the Current Report on Form 8-K filed November 1, 2005. When we refer to the “Share Cancellation Agreement” we mean the Escrow and Share Cancellation Agreement executed July 19, 2005, in conjunction with the Merger Agreement. References to the “transaction” refers to the Merger itself and the various related actions contemplated by the Merger Agreement, including the Stock Split, the Plan Assumption and the Reincorporation and Name Change (as defined herein), for which we are seeking the approval of the NBYS shareholders.

Unless expressly specified otherwise, all of the numbers of shares of NBYS common stock referred to in this proxy statement are calculated without giving effect to the proposed 1-for-2.00317 reverse stock split (the “Stock Split”), for which we are currently seeking the approval of our stockholders. For details of the Stock Split, see the section entitled “Proposal 2—Approval of Amendment to NBYS’s Articles of Incorporation to Effect a Reverse Stock Split of NBYS Common Stock” beginning on page 78.

Unless expressly specified otherwise, all numbers of shares of NBYS securities to be issued in the Merger, of FIIC common stock or of common stock of the combined group are calculated without giving effect to FIIC’s planned concurrent Private Placement, or conversion of any note or the exercise of any warrant to be issued in connection with FIIC’s Bridge Financing, as defined and discussed below.

Q:    Why am I receiving this proxy statement?

A:    NBYS and FIIC have agreed to merge under the terms of the Merger Agreement. As a result of the Merger, FIIC’s stockholders will take control of NBYS, and NBYS will assume FIIC’s operations, assets and liabilities. In connection with the change in control of NBYS, the board of directors and management team of FIIC will become the board of directors and management of NBYS, respectively. In order to complete the transaction, NBYS shareholders must vote to approve the issuance in the transaction of shares of NBYS common stock, the assumption of options and warrants to purchase shares of common stock and notes convertible into shares of common stock, and the resulting change of control of NBYS, and must also vote to approve other related proposals upon which the Merger is contingent. NBYS is sending this proxy statement and the enclosed proxy card to its shareholders because NBYS’s board of directors is soliciting their proxy to vote on the Merger and the other related matters set forth in this proxy statement at the special meeting of NBYS’s shareholders to be held _______________, 200_, which we refer to as the “NBYS special meeting.”

This proxy statement contains important information about the transaction and the other proposals to be presented at the NBYS special meeting upon which the Merger is contingent, including the proposed 1-for-2.00317 reverse stock split of NBYS’s common stock, approval of a proposal to assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as NBYS’s plan (the “Plan Assumption”), and approval of a proposal for the reincorporation of NBYS from the State of Colorado to the State of Delaware and the concurrent name change to FIIC Holdings, Inc. (the “Reincorporation and Name Change”). NBYS shareholders should read this proxy statement carefully and, in particular, should carefully consider the matters discussed under “Risk Factors” beginning on page 15.

Q:    Why is NBYS interested in merging with FIIC?

A:    The management of NBYS and FIIC believe that the proposed Merger will provide substantial benefits to both companies and their securityholders. The management of NBYS believes that the Merger will offer its shareholders a better opportunity to increase the value of their stock inasmuch as their ongoing investment would be in an operating company, in contrast to a company which has ceased its operations. From its inception in 1999 until August 2003, NBYS focused on acquiring fine art, antiques and collectibles and offering these items for auction through its website. However, NBYS’s operations never fulfilled management’s business objectives, and NBYS failed to attain profitability. As a result, in August 2003, the NBYS board of directors approved a restructuring plan designed to attain profitability by reducing expenses, terminating all NBYS employees and hiring a related entity to manage its business in exchange for a commission of 50% on certain sales. After continuing to experience losses and incurring significant and increasing costs associated with remaining a public company, NBYS determined in 2004 that it would be in the best interests of NBYS and its shareholders to evaluate a merger with a non-public company with a promising business plan, strong management and potential for growth, and management began a process of evaluating potential merger candidates, eventually leading to the proposed Merger with FIIC.

After conducting extensive due diligence, the NBYS board determined that a merger with FIIC represented the then best known opportunity to increase shareholder value for the NBYS shareholders, and the FIIC board determined that NBYS represented the then best known opportunity for FIIC to becomes a public reporting company in support of the anticipated launch and growth of FIIC’s insurance business. Currently, NBYS has no active accounts, is no longer operational, has no employees, and is not generating any revenue, nor is it expected to operate or generate revenues in the near future. Accordingly, the Merger of NBYS with FIIC will allow NBYS and its shareholders to obtain value for its status as a public company and to move into an operating business. NBYS’s minimal remaining assets will be distributed upon closing of the Merger to Bruce Capra, currently a director, officer and principal shareholder of NBYS, in exchange for their book value or cancellation of debt owed to Mr. Capra by NBYS in the amount of such book value. Should the Merger not close, NBYS will not have an ongoing business, but would seek another merger opportunity.

Although the combined group may continue to incur net losses as it proceeds with the development and commercialization of FIIC’s insurance products and services, NBYS and FIIC believe their prospects of achieving profitability will improve as a combined entity. For further details of the reasons for the transaction, see the sections entitled “NBYS’s Reasons for the Merger” and “FIIC’s Reasons for the Merger” on pages 36 and 37, respectively.

Q:    What will happen in the Merger, if approved?

A:    Immediately prior to the Merger, NBYS will effectuate a 1−for−2.00317 reverse stock split of its common stock. NBYS Acquisition will then merge with and into FIIC, with FIIC being the surviving corporation. As consideration for the Merger, NBYS will issue shares of its common stock on a one-for-one basis to the stockholders of FIIC in exchange for 100% of the issued and outstanding shares of common stock of FIIC. In addition, NBYS will assume options and warrants to purchase shares of FIIC common stock and FIIC’s outstanding notes convertible into shares of common stock, and will become obligated to issue a convertible promissory note and warrant to purchase shares of common stock in exchange for FIIC’s current outstanding senior secured promissory note from its Bridge Financing. NBYS will also assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as NBYS’s plan; NBYS does not currently have any stock incentive plan. As part of the Merger, NBYS will also cancel 500,000 (pre-split) shares of its common stock held by the certain NBYS shareholders in exchange for aggregate cash remuneration of $200,000 pursuant to the Share Cancellation Agreement (the “Share Cancellation”). If NBYS has any tangible assets at closing of the Merger, it shall transfer such assets to Bruce Capra, a current NBYS director, officer and principal shareholder, in exchange for their book value, or cancellation of a debt owed to Mr. Capra by NBYS up to the amount of such book value. FIIC will provide cash consideration of up to $100,000 to discharge NBYS’s aggregate liabilities at closing. Immediately following the closing of the Merger, the five NBYS shareholders participating in the Share Cancellation will assume any NBYS pre-closing liabilities in excess of $100,000. Prior to closing, FIIC will engage an independent registered public accounting firm who will become the accountant for the combined group upon the closing of the Merger. Additionally, following the Merger, NBYS will reincorporate from the State of Colorado to the State of Delaware and will change its corporate name from Nicklebys.com, Inc. to FIIC Holdings, Inc.

Upon closing of the Merger, the current NBYS shareholders will own in aggregate approximately 7.4% of NBYS’s fully diluted stock and the former FIIC securityholders will own approximately 92.6% of NBYS’s fully diluted stock. Pursuant to the Merger Agreement, the current NBYS directors in office at the time of the Merger will appoint the individuals currently serving on the FIIC board of directors to the NBYS board and will tender their resignations, contingent and effective upon closing of the Merger. After the Merger is complete, FIIC’s management team will manage the combined group and its operations will focus on FIIC’s insurance business. As a result, the combined group’s stockholders will be invested in an insurance company, as opposed to an internet-based art and collectibles auction company, with different industry risks.

Q:    What will FIIC securityholders receive in the transaction?

A:  If the transaction is completed, each holder of FIIC common stock will receive one share of NBYS common stock for each share of FIIC common stock held. Additionally, NBYS will assume all outstanding options and warrants to purchase shares of FIIC common stock and all of FIIC’s outstanding notes convertible into shares of FIIC common stock, and will issue shares of NBYS common stock on the same terms and conditions as FIIC common stock would have been issued under these options, warrants and notes. Pursuant to the Merger Agreement, NBYS will also assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as its plan. NBYS also will become obligated to issue a secured convertible promissory note and warrant to purchase shares of NBYS common stock in exchange for FIIC’s current outstanding senior secured note issued in its Bridge Financing.

The number of shares of NBYS common stock, options or warrants to be issued for each FIIC share, option or warrant, respectively, is fixed and will not be adjusted for changes in the values of NBYS or FIIC shares. As a result, before the completion of the transaction, the value of NBYS common stock that FIIC stockholders will receive in the transaction will vary if and as the market price of NBYS common stock changes. NBYS’s common stock is currently quoted on the Over-The Counter Bulletin Board under the symbol “NBYS.OB” and on ______, 200_, the last sales price of NBYS’s common stock was $_____ per share. NBYS shareholders are encouraged to obtain current market quotations for NBYS common stock.

Q:    How will existing NBYS shareholders be affected by the Merger?

A: Existing NBYS shareholders, other than the five shareholders canceling shares pursuant to the Merger Agreement and Share Cancellation Agreement, shall continue to own the same number of shares of common stock that they owned immediately after the Stock Split and prior to the Merger, except that each share of common stock will represent a significantly smaller ownership percentage of the surviving corporation.

Q:    Does NBYS’s board of directors recommend voting in favor of the issuance of NBYS common stock, options, warrants and convertible notes in the transaction and the resulting change of control of NBYS?

A:  Yes. After careful consideration, NBYS’s board of directors determined that the transaction is fair to, and in the best interests of, NBYS and its shareholders. NBYS’s board of directors recommends that NBYS shareholders vote FOR the issuance of NBYS common stock, options, warrants and convertible notes in the transaction and the resulting change of control of NBYS. For a description of the factors considered by NBYS’s board of directors in making its determination, NBYS shareholders should read the section entitled “NBYS’s Reasons for the Merger” on page 36.

Q:    Does NBYS’s board of directors recommend voting in favor of the Stock Split?

A: Yes. NBYS’s board of directors determined that the proposed reverse stock split, at an exchange rate of 1-for-2.00317, is fair to, and in the best interests of, NBYS and its shareholders, and that approval of the proposed amendment to NBYS’s Articles of Incorporation to effect the Stock Split is important to the success of the Merger. NBYS’s board of directors recommends that NBYS shareholders vote FOR the proposed amendment to NBYS’s Articles of Incorporation effecting the Stock Split.

Q:    Does NBYS’s board of directors recommend voting in favor of the Plan Assumption?

A:    Yes. NBYS’s board of directors determined that assumption of the FIIC 2005 Stock Option, Deferred Stock and Restricted Stock Plan (the “FIIC 2005 Plan”) is fair to, and in the best interests of, NBYS and its shareholders, and that assumption of the FIIC 2005 Plan is required to effectuate the Merger and important to the success of the combined group after the Merger. FIIC’s management believes that the FIIC 2005 Plan will allow the combined group to offer competitive compensation packages to employees, officers, directors, advisors and independent contractors eligible under the Plan, by providing these individuals the opportunity to acquire or increase their proprietary interest in the combined group, thereby adding to their incentive to contribute to the performance and growth of the company. NBYS’s board of directors recommends that NBYS shareholders vote FOR the assumption of the FIIC 2005 Plan.

Q:    Does NBYS’s board of directors recommend voting in favor of the Reincorporation and Name Change?

A:    Yes. The NBYS’s board of directors determined that a change in the anticipated combined group’s state of incorporation and a concurrent change in the name of the combined group is in the best interests of NBYS and its shareholders because it is important to the success of the Merger and to the success of the combined group. NBYS is proposing to reincorporate in the State of Delaware because Delaware has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws, providing more flexibility in practice and more certainty in interpretation and application than currently exists under the corporate laws of the State of Colorado. Further, following the Merger, NBYS will complete the termination of its existing business and the business of the combined group will be the business of FIIC. As such, the parties to the Merger Agreement have determined that continued use of the Nicklebys.com name will not accurately reflect the nature of the combined group’s operations and therefore it is in the best interests of the combined group to have the name FIIC Holdings, Inc. NBYS’s board of directors recommends that NBYS shareholders vote FOR the Reincorporation and Name Change.

Q:    Does FIIC’s board of directors recommend the approval of the Merger and related proposals by the FIIC stockholders?

A:    Yes. Pursuant to the Merger Agreement and FIIC’s Bylaws, FIIC’s stockholders must approve the Merger before the transaction may close. After careful consideration, FIIC’s board of directors determined the terms of the Merger to be fair and reasonable and to be in the best interests of FIIC. In a separate proxy statement to be distributed to FIIC’s stockholders on or about the same date as this proxy statement is mailed to the NBYS shareholders, FIIC’s board of directors unanimously recommends that FIIC’s securityholders vote FOR the Merger. For a description of the factors considered by FIIC’s board of directors in making its determination, see the section entitled “FIIC’s Reasons for the Merger” on page 37.

Q:    What are the FIIC Bridge Financing and Private Placement?

A:    In November 2005, FIIC conducted a bridge financing under which it issued a senior secured promissory note, exchangeable upon completion of the Merger for a senior secured convertible promissory note, convertible into shares of NBYS common stock at any time, and a warrant to purchase shares of NBYS common stock (the “Bridge Financing”). FIIC pledged its existing and after-acquired assets as security for the outstanding note, and the combined group is obligated to provide similar security upon issuance of the subsequent convertible note. In connection with the Bridge Financing, FIIC is also obligated to provide its bridge financing consultant shares of common stock prior to the Merger and warrants to purchase common stock upon the issuance of the convertible note upon completion of the Merger. FIIC intends to use the proceeds from the Bridge Financing primarily to fund the license application process for establishment of its planned insurance subsidiaries and for other general corporate purposes.

FIIC has also retained a placement agent in connection with a private placement, in which FIIC is offering to sell and issue up to 5 million shares of its common stock prior to the closing of the Merger (the “Private Placement”). To the extent that the Private Placement closes, or the Bridge Financing party converts the outstanding note or exercises the warrant, prior to the close of the Merger, NBYS will issue at closing additional shares of its common stock on a one-for-one basis in exchange for any shares issued by FIIC. Further, NBYS will assume any remaining obligations under the note and warrant issued in relation to the Bridge Financing and any warrants issued by FIIC to the placement agent on the same terms and conditions as issued by FIIC. If the Private Placement is not completed prior to the closing of the Merger, it is anticipated that NBYS would issue any securities sold in the Private Placement post-closing.

Q:    When do you expect to complete the Merger?

A:  NBYS and FIIC are working to complete the transaction as quickly as possible. NBYS and FIIC hope to close the Merger shortly after obtaining the requisite approvals at the NBYS special meeting and from the FIIC stockholders, which they believe will occur prior to March 31, 2006. However, NBYS and FIIC cannot predict the exact timing of the completion of the transaction because the Merger is subject to several conditions, some of which are out of the parties’ control, and NBYS and FIIC may not complete the transaction by March 31, 2006. For a detailed description of the closing conditions to the Merger, see the section entitled “Conditions to Close” on page 39.

Q:    What risks should I consider in evaluating the proposals presented in this proxy statement?

A:    You should carefully read and consider the information presented in the section entitled “Risk Factors,” beginning on page 15, which sets forth the material risks that you should consider in deciding whether to vote for the proposals described in this proxy statement.

Q:    Are NBYS’s shareholders entitled to appraisal or dissenters’ rights?

A:    Pursuant to the Merger Agreement and Colorado law, NBYS shareholders who object to the Merger have the right to dissent from that transaction and to demand to be paid in cash the fair value of their shares by following the procedures prescribed under Colorado law. You should carefully review the summary under the heading “Dissenters’ Rights” beginning on page 49 and the selected provisions of Colorado law set forth within this proxy statement for a description of the procedures required to be followed by dissenting stockholders to obtain fair value for your shares.

Q:    What do I need to do now?

A:    You should carefully read and consider the information contained in this proxy statement, including the Annexes, and consider how the transaction will affect you as a shareholder of NBYS. You also may want to review the documents referenced under the section entitled “Where You Can Find More Information” on page 93. The management of NBYS requests your full participation in the NBYS special meeting, either in person or by proxy. For details on the NBYS special meeting and how to vote, please see “Questions and Answers About the NBYS Special Meeting,” on page 32. Regardless of whether you intend to attend the NBYS special meeting, we request that you complete and return the enclosed proxy card as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:    Whom should I call with questions?

A:    If you have any questions about the Merger or any of the related proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Scott Thornock, President
Nicklebys.com, Inc.
(303) 525-6161

You may also obtain additional information about NBYS from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information” on page 93.

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you as a NBYS shareholder. To better understand the Merger and the other matters discussed in this proxy statement, you should read this entire document carefully, including the Merger Agreement, as amended, attached as Annex A, and the other documents to which we refer herein. In addition, we incorporate by reference into this proxy statement other business and financial information about NBYS as detailed in the section entitled “Documents Incorporated By Reference” on page 92. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” on page 93. We have included page references parenthetically to direct you to a more complete description of some of the topics presented in this summary.

The Companies

Nicklebys.com, Inc.
3179 S. Peoria Court
Aurora, Colorado 80014
(303) 525-6161

Nicklebys.com, Inc., incorporated in January 1999, is a Colorado corporation. From its inception until August 2003, NBYS focused on acquiring fine art, antiques and collectibles and offering these items for auction via its website. Although NBYS sought to provide a broad selection of quality items, a user-friendly web site, and strong customer service, NBYS’s operations did not fulfill management’s business objectives or attain profitability for several reasons, including undercapitalization, lack of sufficient market penetration, and general economic conditions, all of which limited the availability of revenues and working capital upon which the NBYS business model relied. As a result, in August 2003, the NBYS board of directors approved a business restructuring plan designed to attain profitability by reducing expenses, but NBYS continued to face declining operations, increased losses and the high costs associated with remaining a public company.

By mid-2004, NBYS decided to terminate its active business, sell its remaining inventory, and capitalize on what the company perceived to be its most marketable asset — its status as a public reporting company. NBYS determined that it would be in the best interests of NBYS and its shareholders to evaluate a merger with a non-public company with a potentially more profitable business model than the existing NBYS business, and began evaluating potential merger candidates. After researching and negotiating with various private entities available for acquisition, NBYS eventually was introduced to and began conducting extensive due diligence on FIIC. The NBYS board ultimately determined that, of the potential merger candidates its management had examined, a transaction with FIIC represented the best opportunity for NBYS’s shareholders to obtain value for NBYS’s status as a public company and to obtain an interest in a company with a defined business plan, experienced management and growing operations.

Cordovano and Honeck LLP, an independent registered public accounting firm, noted in its report on NBYS’s financial statements included in NBYS’s Annual Report on Form 10-KSB for the year ended December 31, 2004, that NBYS’s financial condition raised substantial doubt about NBYS’s ability to continue as a going concern. Currently, NBYS is not operating, not generating any revenue nor is it expected to do so in the future. NBYS no longer has any active accounts, is no longer operational, and has no employees. Upon closing of the Merger, the combined group will distribute any remaining NBYS assets to Bruce Capra, a current NBYS director, officer and principal shareholder, in exchange for their book value or cancellation of a debt owed to Mr. Capra by NBYS in the amount of such book value. Should the Merger not close, NBYS will not have an ongoing business, but would seek another merger opportunity.

NBYS common stock is currently quoted on the OTCBB under the trading symbol “NBYS.OB,” but does not have an active trading market. On ____________, 200_, the last sales price for NBYS common stock was $____ per share.

THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF NBYS TO CONTROL BY FIIC’S STOCKHOLDERS AND THE ASSUMPTION BY NBYS OF FIIC’S OPERATIONS, ASSETS AND LIABILITIES. If the Merger closes, FIIC’s current management team will manage the combined group and will focus on the launch and growth of FIIC’s insurance business. As a result, the combined group’s stockholders will be primarily invested in an insurance holding company, as opposed to NBYS’s prior internet-based art and collectibles auction business, with different industry risks than those previous operations.

For more detailed discussion of NBYS’s former business operations or its financial condition, see NBYS’s public filings as listed under “Documents Incorporated By Reference” on page 92; instructions on how to review these filings are provided under “Where You Can Find More Information” on page 93.

FIIC, Inc.
1585 Bethel Road, First Floor
Columbus, Ohio 43220
(614) 451-5030

FIIC, Inc., incorporated in January 2005, is a privately-held Delaware corporation located in Columbus, Ohio. FIIC is an organizational stage company in the process of establishing itself as an insurance holding company. FIIC has an exclusive license to access and use a proprietary set of underwriting data and standards, known as the FIIC Underwriting Data and Standards, and an associated web-based interface. Through planned insurance subsidiaries, FIIC intends to use this proprietary information and technology to underwrite a new form of insurance policy, designated an Investor Protection policy, designed and intended to bolster investment in new and growing businesses by insuring investors against certain kinds of business failure. FIIC anticipates that it will generate revenues primarily from insurance premiums, and also through sublicensing fees, agreements with strategic partners and sponsorships.

FIIC plans to market its Investor Protection policy via the internet as a business-to-business and business-to-client product, through direct sales agents, and through certain professional advisors. FIIC intends to provide each investor in an insured business a personalized, interactive experience during the insurance process, affording access to relevant data and research, and updates on the status of current insured investments. FIIC plans to provide reports on each insured business entity to investors in that entity regularly through its website.

Pursuant to the terms of the Merger Agreement, the Merger Sub will merge with and into FIIC and the separate corporate existence of the Merger Sub shall cease. Following the Merger, NBYS shall continue as the parent corporation of FIIC, but will reincorporate in Delaware and will take the name “FIIC Holdings, Inc.” FIIC will continue to operate as the holding company for its planned insurance subsidiaries.

For a more detailed discussion of FIIC’s business, see the section entitled “FIIC’s Business,” beginning on page 52, and for a discussion of FIIC’s financial condition, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 63. For more information about FIIC’s board of directors and management team, see “Board of Directors and Management Following the Merger,” beginning on page 58.

Pre-Existing Relationships; Competition

NBYS and FIIC did not have a pre-existing relationship prior to entering into the Merger Agreement. To the best of our knowledge, none of NBYS’s shareholders hold shares of FIIC, nor do any of the stockholders of FIIC hold shares of NBYS, nor are we aware of any other conflicts of interest between the two companies.

NBYS’s historical business and FIIC’s intended business are in completely distinct industries and would not have competed with each other.

Structure of the Merger (see page 38)

Just prior to the closing of the Merger, NBYS will effectuate a 1-for-2.00317 reverse stock split of NBYS’s outstanding common stock and will effectuate the Share Cancellation (as defined below). Prior to the effective time of the Merger, the NBYS board of directors shall appoint the members of FIIC’s current board of directors to the NBYS board of directors and the current members of the NBYS board of directors will resign, contingent and effective upon closing of the Merger. Prior to closing, FIIC will also engage an independent registered public accounting firm who will become the accountant for the combined group upon the closing of the Merger.

To effectuate the Merger, the Merger Sub will merge with and into FIIC and NBYS will issue 11,468,377 shares of its common stock on a post-split, one-for-one basis in exchange for 100% of the issued and outstanding shares of FIIC common stock. In addition, NBYS will assume all outstanding options and warrants to purchase shares of FIIC common stock and outstanding notes convertible into shares of FIIC common stock on the same terms and conditions as previously issued by FIIC. As part of the Merger, NBYS will also adopt the FIIC 2005 Plan as its own plan.

Upon closing of the Merger, NBYS will also distribute any remaining assets held prior to the Merger to Mr. Capra in exchange for their book value or cancellation of a debt owed to Mr. Capra by NBYS up to the amount of such book value, and will distribute any remaining NBYS pre-closing liabilities in excess of $100,000 to the NBYS Canceling Shareholders, as defined below. Following the close of the Merger, NBYS will reincorporate as a Delaware corporation and change its name to “FIIC Holdings, Inc.”

As a result of the Merger, the former FIIC stockholders will be holders of NBYS common stock, and FIIC optionholders, warrantholders and noteholders will become holders of options, warrants, or notes, respectively, to acquire shares of NBYS common stock. NBYS will also exchange FIIC’s outstanding senior secured note from its Bridge Financing for a convertible promissory note from NBYS. NBYS shall be the parent corporation and FIIC will survive as its wholly-owned subsidiary. Based on the number of shares of FIIC common stock, and FIIC’s options, warrants and convertible notes outstanding as of November 30, 2005, we anticipate that there will be 12,666,983 shares of NBYS common stock outstanding after the Merger, of which the current shareholders of NBYS will own approximately 9.5% of the combined group’s issued and outstanding shares of common stock, or approximately 7.4% of the combined group’s issued and outstanding common stock if all 2,970,302 warrants to purchase shares of common stock and all outstanding convertible notes assumed or issued pursuant to the Merger are exercised or converted, respectively, which would result in 16,287,285 shares of common stock outstanding.

Escrow and Share Cancellation Agreement (see page 42)

Prior to the closing of the Merger, NBYS will cause 500,000 (pre-split) shares of common stock held by NBYS shareholders Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner, and James Watson, (collectively, the “NBYS Canceling Shareholders”) to be cancelled and extinguished (the “Share Cancellation”), pursuant to the Escrow and Share Cancellation Agreement by and among these shareholders and FIIC, dated July 19, 2005. In consideration for the Share Cancellation, FIIC shall pay an aggregate sum of $200,000 to the NBYS Canceling Shareholders.

The Bridge Financing and Private Placement (see page 42)

In November 2005, FIIC conducted a bridge financing under which it issued a senior secured promissory note. Under the terms of the Bridge Financing, upon completion of the Merger, the combined group shall exchange the existing FIIC note for a senior secured convertible promissory note and a warrant to purchase shares of NBYS common stock at any time (the “Bridge Financing”). The replacement note shall be convertible into shares of NBYS common stock at any time, including accrued and unpaid interest. Thus, upon completion of the Merger, the Bridge Financing party will have a right to receive at least 1,108,918 shares of the combined group’s common stock. In addition, in connection with the Bridge Financing, FIIC is obligated to provide its bridge financing consultant shares of FIIC common stock prior to the Merger and, upon completion of the Merger, warrants to purchase common stock of the combined group upon the issuance of the convertible note. FIIC intends to use the proceeds from the Bridge Financing primarily to fund the license application process for establishment of its planned insurance subsidiaries and for other general corporate purposes.

FIIC has also retained a placement agent in connection with a private placement, in which FIIC is offering to sell and issue up to 5 million shares of its common stock prior to the closing of the Merger (the “Private Placement”). To the extent that the Private Placement closes prior to the close of the Merger, NBYS will issue at closing additional shares of its common stock on a one-for-one basis in exchange for any shares so issued by FIIC. Further, NBYS will assume any remaining obligations under the note or warrant issued in relation to the Bridge Financing and any warrants issued by FIIC to the placement agent on the same terms and conditions as issued by FIIC.

The Private Placement and the conversion of the note issued in the Bridge Financing would result in up to 17,818,168 shares of NBYS common stock issued and outstanding after the Merger, of which the current shareholders of NBYS would own approximately 6.7%, or approximately 5.5% on a fully diluted basis. If the Private Placement is not completed prior to the closing of the Merger, it is anticipated that NBYS would complete the Private Placement post-Merger. In either event, the percentage ownership of the remaining shareholders of NBYS will be substantially decreased.

Dissenters’ Rights (see page 49)

To close the Merger, NBYS must receive votes of approval from a majority of its outstanding shares entitled to vote on each of the proposals presented in this proxy statement. If all of the proposals receive the majority approval necessary and the parties meet all other conditions to the closing of the Merger, then the Merger will occur and individual NBYS shareholders will not be able to decline to participate. However, individual NBYS shareholders who dissent from or do not vote in favor of the Merger have dissenters’ rights under Colorado law; for further information about such rights, see the section entitled “Dissenters’ Rights” beginning on page __.

Overview of the Merger Agreement (see page 38)

Conditions to Close (see page 39)

NBYS’s obligation effectuate the transactions contemplated by the Merger Agreement, which we refer to as the “closing,” will not take place until NBYS shareholders vote to approve the Merger and the related proposals upon which the Merger is contingent, and the parties satisfy, or waive where allowable, the other conditions listed in the Merger Agreement. These closing conditions include, but are not limited to, the following:

●
NBYS shall have obtained the approval of NBYS’s shareholders of the Merger and the proposals upon which it is contingent, and taken all necessary actions, including execution of documents and passage of board resolutions as appropriate, to effectuate the actions contemplated by these proposals;

●	The FIIC stockholders shall have voted to approve the Merger and all related proposals;

●	The parties shall have completed the Share Cancellation;

●	The representations and warranties of all parties to the Merger Agreement as provided in the Merger Agreement shall be true in all material respects;

●
All parties to the Merger Agreement shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by the Merger Agreement to be performed or complied with by them at or prior to the closing;

●	There shall not have occurred a dissolution, liquidation or termination of existence of NBYS or an event having a material adverse effect with respect to NBYS; and

●	There shall not have occurred an event having a material adverse effect with respect to FIIC.

Termination of the Merger Agreement (see page 40)

The Merger Agreement may be terminated and the Merger may be abandoned prior to closing under several circumstances, including:

●	by mutual written consent of FIIC and NBYS by action of their respective boards of directors;

●
by action of the board of directors of either NBYS or FIIC, if the terminating any party has not breached in any material respect its obligations under the Merger Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated and:

●
the Merger shall not have been consummated within 120 days of the initial filing of this proxy statement, whether such date is before or after the date of approval of the Merger by FIIC’s stockholders and NBYS’s shareholders;

●	a legal or governmental action or authority shall restrain, prohibit or prevent the Merger from closing;

●
any of the other party’s representations and warranties shall have been materially inaccurate as of the date of the Merger Agreement, or become materially inaccurate as of a subsequent date and such inaccuracy has not been timely cured; or

●	the other party shall have suffered any material adverse effect on its financial condition, results of operations or business;

●	or by action of the board of directors of FIIC, if:

●	NBYS’s representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed;

●
FIIC receives a Competing Proposal (as defined below), and the board of directors of FIIC determines in good faith that its fiduciary obligations under applicable law require that such Competing Proposal be accepted; or

●	holders of more than 10% of the issued and outstanding shares of NBYS common stock shall have filed a notice or election of dissenters’ rights.

In the event of termination of the Merger Agreement in accordance with its terms and abandonment of the Merger, the Merger Agreement shall become void and of no effect with no liability on the part of any party to the Merger Agreement, except for any liability or damages resulting from any willful breach of the Merger Agreement.

No Solicitation (see page 41)

The Merger Agreement prohibits, prior to closing, either NBYS or FIIC or any of their respective officers, directors, managers, owners and representatives from initiating or soliciting any proposal or offer from any person regarding (a) any tender offer or exchange offer or other acquisition or series of acquisitions that, if consummated, would result in any person owning beneficially 50% or more of the ownership interests of NBYS, or (b) any merger, consolidation, business combination, or similar transaction involving NBYS or between FIIC and any other public company. Neither party may encourage or facilitate any unsolicited inquiry, proposal or offer from any person relating to any such transaction by providing nonpublic information or conducting any discussions or negotiations or entering into any agreement or understanding for such transaction. However, if either the respective NBYS or FIIC board of directors determines in good faith that pursuing a competing opportunity is necessary for compliance with its fiduciary duties under applicable law, that party may undertake negotiations for that opportunity by taking certain actions outlined in the Merger Agreement. To the extent either party, NBYS or FIIC respectively, accepts a proposal for a competing transaction, the accepting party shall pay in full the fees and expenses of the other party, FIIC or NBYS respectively, incurred to the date of such acceptance in connection with the negotiation, execution, due diligence and other activities related to and transactions contemplated by the Merger Agreement.

Directors and Management of NBYS Following the Merger (see page 58)

The Merger Agreement provides that NBYS’s board of directors will take all actions necessary such that, on the closing date of the transaction, FIIC’s current board of directors shall be appointed to the NBYS board and NBYS’s current directors shall resign, contingent and effective upon the closing of the Merger. The parties shall ensure that the composition of the NBYS board upon such appointments complies with the rules and regulations of the Over-the-Counter Bulletin Board (the “OTCBB”) and the SEC. Each individual approved by FIIC and appointed for director of the combined group shall submit to NBYS a written response to a director questionnaire. Upon receipt of all such responses, NBYS will prepare and file with the SEC an Information Statement- Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. FIIC expects its current management team to remain intact and to assume management of the combined group after the closing date.

NBYS’s Reasons For The Merger (see page 36)

Our board of directors considered various factors in approving the Merger (including the Stock Split, the Plan Assumption and the Reincorporation and Name Change) and the Merger Agreement, including:

●	NBYS’s inability to attain profitability;

●	NBYS’s termination of its active business operations;

●	NBYS’s lack of future business prospects other than via a merger or acquisition;

●	the current and prospective technical, financial and managerial resources available to FIIC;

●	the quality, experience, and depth of FIIC’s management team;

●	FIIC’s access to working capital; and

●	an anticipated increase in shareholder value as a result of the Merger.

Given the board’s prior determination that the best course of action for NBYS and its shareholders was to enter into a merger with a private company with a promising business plan, after conducting thorough due diligence on FIIC, the board concluded that acquiring FIIC’s assets and business plan would enable NBYS shareholders to recognize continued value from their current shares of NBYS common stock.

The NBYS board of directors did not request a fairness opinion in connection with the Merger.

FIIC’s Reasons For The Merger (see page 37)

FIIC’s board of directors considered various factors in approving the Merger and the Merger Agreement, including:

●	the increased market liquidity expected to result from exchanging securities in a private company for the publicly traded securities of NBYS;

●	the ability to use securities of a publicly-traded company to make further acquisitions of assets or businesses in support of FIIC’s insurance business;

●	increased visibility in the financial and insurance communities;

●	enhanced access to the capital markets; and

●	the perceived credibility and enhanced corporate image of being a publicly traded company.

Given those circumstances, the FIIC board decided that the best course of action for FIIC and its securityholders was to enter into and conclude the proposed Merger with NBYS, after which the FIIC management will take control of NBYS and FIIC will have the opportunity to grow its operations as a subsidiary of a publicly traded company.

FIIC’s board of directors did not request a fairness opinion in connection with the Merger.

Interests of NBYS’s Directors, Officers and Certain Shareholders (see page 45)

In considering the recommendation of NBYS’s board of directors that NBYS shareholders vote in favor of the Merger and the resulting change of control of NBYS, NBYS shareholders should be aware that some NBYS officers, directors and certain shareholders have interests in the transaction that may be different from, or in addition to, their interests as shareholders of NBYS. Specifically, in the Share Cancellation, the NBYS Canceling Shareholders will receive cash consideration of $200,000 for the cancellation of a portion of their existing NBYS shares, contingent upon the approval of the Merger and all the related proposals. Further, upon the closing of the Merger, the combined group shall distribute any remaining NBYS assets to Bruce Capra, a NBYS director, officer and principal shareholder, in exchange for their book value or cancellation of a debt owed to Mr. Capra by NBYS up to the amount of such book value. Also, a number of NBYS directors, officers and affiliates will receive payment on outstanding unsecured promissory notes upon NBYS’s receipt of $100,000 towards the discharge of NBYS’s aggregate liabilities at closing. NBYS’s board of directors was aware of these interests and considered them, among other factors, in evaluating these proposals for fairness to the NBYS shareholders and in making their recommendations.

Vote of Shareholders Required (see page 49)

In order to transact business at the NBYS special meeting on ____________, 200_, holders of a majority of the outstanding shares of NBYS common stock entitled to vote as of the record date, ________, 200_, must be present, either in person or by proxy. The approval of the issuance of NBYS common stock in the Merger and the resulting change of control of NBYS, as well as each of the related proposals upon which the Merger is contingent, requires the approval of the majority of total shares outstanding entitled to vote at the NBYS special meeting. As of the close of business on the record date, ____________, 200_, there were 2,901,011 shares of NBYS common stock outstanding; thus, each proposal must receive at least 1,453,407 votes to obtain shareholder approval to close the Merger. As of the record date, directors and executive officers and their affiliates beneficially owned and were entitled to vote _____________ shares of NBYS common stock, which represented ____% of the shares of NBYS common stock outstanding and entitled to vote on that date.

Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 46)

As described below under the heading “Certain Material U.S. Federal Income Tax Consequences,” for United States federal income tax purposes, there should be no material tax consequences from the Merger to NBYS and our continuing shareholders (other than those shareholders participating in the Share Cancellation or exercising dissenter’s rights) should not recognize gain or loss as a result of the Merger. NBYS has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Merger. We note that state, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. EACH SHAREHOLDER IS ENCOURAGED TO CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE TAX CONSEQUENCES OF THE MERGER.

Accounting Treatment (see page 46)

After the Merger, FIIC’s securityholders will own approximately 92.6% of the fully diluted share capital of NBYS, and, as a result, FIIC shall be treated as the acquiring company for accounting purposes. The Merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with U.S. generally accepted accounting principles, or “U.S. GAAP”. Accordingly, remaining NBYS assets and liabilities not distributed as of the close of the Merger, if any, will be recorded at their respective fair values and added to those of FIIC. Reported results of operations of the combined group issued after completion of the transaction will reflect FIIC’s operations.

Risk Factors (see page 15)

In evaluating the Merger Agreement, the principal terms of the Merger, the issuance of NBYS securities in the transaction and any of the related proposals, you should carefully read this proxy statement. By voting for or against the Merger, the Stock Split, the Plan Assumption and the Reincorporation and Name Change, NBYS shareholders are effectively deciding whether or not to invest directly in the business of FIIC, which shall constitute the entire business of the surviving corporation after the Merger. In particular, NBYS shareholders should carefully consider the factors discussed in the section entitled “Risk Factors,” beginning on page 15, before deciding how to vote.

Regulatory Approval (see page 44)

This transaction is subject to antitrust laws. For the reasons described in greater detail in the section entitled “Regulatory Approvals,” NBYS and FIIC do not presently believe the Merger to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Thus, no filings have been made or are presently contemplated with the U.S. Department of Justice, or the “DOJ,” and the U.S. Federal Trade Commission, or the “FTC,” in relation to the Merger. Nevertheless, either the DOJ or the FTC, or another regulatory agency or government, state or private person, may challenge the transaction at any time before or after completion.

Dissenters’ Rights (see page 49)

Pursuant to the Merger Agreement, NBYS shareholders who object to the Merger shall have dissenter’s rights as provided for under Section 7-113-101 et seq. of the Colorado Business Corporations Act, as amended, subject to FIIC’s right to abandon the Merger if holders of more than 10% of the issued and outstanding shares of NBYS common stock file a notice or election of such dissenters’ rights.

Under the Delaware General Corporation Law, the FIIC stockholders do not have dissenters’ rights in connection with the Merger.

Reverse Stock Split (see page 78)

NBYS’s board of directors believes that a reverse stock split prior to the Merger, in order to increase the price of NBYS’s common stock in the near term, would likely make its shares more desirable consideration to FIIC’s stockholders in the Merger. Further, reducing the outstanding shares of NBYS common stock in this manner prior to effecting the Merger will allow the parties to achieve negotiated post-Merger ownership percentages while maintaining a one-for-one exchange ratio of new shares of NBYS common stock and the outstanding FIIC common stock, thereby avoiding the issue of cash payment for fractional shares of FIIC common stock in the Merger.

As a result, the board of directors has approved a proposal to amend NBYS’s Articles of Incorporation to effect a reverse stock split of all outstanding shares of NBYS common stock at rate of 1-for-2.00317 (the “split ratio”), which we refer to as the Stock Split. If the NBYS shareholders approve the Stock Split, upon its effectiveness, the number of issued and outstanding shares of NBYS common stock would be reduced in accordance with the split ratio. Except for adjustments that may result from the treatment of fractional shares, each NBYS shareholder will hold the same percentage of NBYS outstanding common stock immediately following the Stock Split as such shareholder held immediately prior to the Stock Split, without accounting for the effect of the Share Cancellation. The proposed amendment will not change the number of total authorized shares of NBYS capital stock, or change the par value of NBYS common stock and preferred stock. Based on the number of issued and outstanding shares of NBYS common stock as of the record date, _________, 200_, a total of approximately 98,551,790 shares of NBYS common stock would be authorized but unissued immediately after the Stock Split, but prior to the Merger. The ability of NBYS and FIIC to close the Merger is contingent in part upon the approval of the Stock Split by the NBYS shareholders.

Assumption of the FIIC 2005 Plan (see page 82)

Pursuant to the Merger Agreement, NBYS is seeking approval to assume the FIIC 2005 Plan. FIIC’s management believes the FIIC 2005 Plan will allow the combined group to offer competitive compensation packages to employees, officers, directors, advisors and independent contractors, and enable the combined group to incentivize these individuals to contribute to the performance and growth of the company by providing the opportunity to acquire or increase their proprietary interest in the combined group. The FIIC 2005 Plan provides for the grant of up to 1,854,883 shares of common stock pursuant to incentive stock options or nonqualified stock options, as deferred stock or as restricted stock for officers, employees, directors, consultants and advisors. A complete copy of the FIIC 2005 Plan is attached hereto as Annex C, and a discussion of the material terms and conditions of the FIIC 2005 Plan begins on page 82.

Reincorporation To Delaware And Name Change To FIIC Holdings, Inc. (see page 86)

The NBYS and FIIC boards of directors determined that a change in NBYS’s state of incorporation and a concurrent change in the name of the combined group are important to the post-Merger success of the combined group. Pursuant to the Merger Agreement, NBYS is proposing to reincorporate in the State of Delaware because Delaware has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws, providing management more flexibility in practice and more certainty in interpretation and application than currently exists under the corporate laws of the State of Colorado. Further, by the close of the Merger, NBYS will have completed the termination of its existing business and, following the Merger, the combined group’s business will be FIIC’s insurance business, former FIIC stockholders will primarily own the combined group and FIIC’s former management team will lead the combined group. As such, NBYS and FIIC determined it would be in the best interests of the combined group to have the name FIIC Holdings, Inc. Thus, upon closing of the Merger, NBYS shall execute an Agreement and Plan of Merger for the reincorporation of NBYS from the State of Colorado to the State of Delaware, along with any statutorily required supporting documentation, and shall take the necessary steps to effectuate the Reincorporation and Name Change.

Comparison of Shareholders' Rights (see page 88)

The rights of current NBYS shareholders as stockholders in the combined group after the Merger, Reincorporation and Name Change will be governed by Delaware corporate law and FIIC Holdings, Inc.’s Certificate of Incorporation and Bylaws. Those rights may differ from the rights of the current NBYS shareholders under Colorado law as well as NBYS’s current organizational documents.

RISK FACTORS

The actual results of the combined group may differ materially from those results anticipated in forward-looking statements throughout this document. The combined group will operate in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined group’s control. NBYS shareholders should carefully consider the following risks and uncertainties in evaluating whether to approve the proposals to be voted on at the NBYS special meeting. These factors should be considered in conjunction with the other information included in or incorporated by reference into this proxy statement. There also may be additional risks and uncertainties not presently known to us that may ultimately adversely affect the combined group.

RISKS RELATED TO THE MERGER

NBYS will be unable to complete the Merger if we fail to obtain the approval of our shareholders for the issuance of NBYS securities in connection with the Merger and the resulting change of control of NBYS, the amendment of NBYS’s Articles of Incorporation to effect the proposed Stock Split, the Plan Assumption and the Reincorporation and Name Change.

It is a condition to closing the Merger that NBYS shall have obtained the approval of NBYS’s shareholders regarding the Merger, including the issuance of NBYS securities as merger consideration and the resulting change of control of NBYS, as well as approval of the amendment of NBYS’s Articles of Incorporation to effect the proposed 1-for-2.00317 reverse stock split of NBYS’s common stock, the assumption of the FIIC 2005 Plan, the reincorporation of NBYS as a Delaware corporation and the concurrent name change to FIIC Holdings, Inc. If the holders of a majority of NBYS’s outstanding shares of common stock do not approve all of these proposals, then the Merger cannot close. NBYS is incurring obligations to certain of its principals for costs in support and anticipation of the Merger; if the Merger does not close, NBYS will probably not be able to repay such costs nor will it have an ongoing business to cover such expenses and return any value to its shareholders.

If the Merger does not close, NBYS will not have a continuing business or operations and will likely need to dissolve.

NBYS scaled back its operations significantly in 2004 and will have terminated all remaining operations prior to closing of the Merger. NBYS is not exerting, and does not expect to exert, any effort to restart its operations or to enter a new line of business on its own, and has no employees or accounts. As such, if the Merger does not close, another private party cannot be located in a timely manner, and our principals elect not to continue to fund NBYS’s reporting and other obligations, NBYS would likely seek to resolve any remaining liabilities, liquidate any remaining assets and dissolve. If an alternate transaction is not available, or not available on acceptable terms, then there is a very strong likelihood that NBYS will go out of business without returning any value to its shareholders.

Some of NBYS’s directors, officers and shareholders have additional interests in the Merger that may influence them to support or approve the transaction.

Certain directors, officers and shareholders of NBYS are participating in the Merger in a manner that provides them with interests beyond those of other NBYS shareholders. Specifically, NBYS shareholders Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner, and James Watson are parties to the Merger Agreement and the Share Cancellation Agreement, pursuant to which they are entitled to receive, just prior to the closing of the Merger, aggregate cash consideration of $200,000 for the cancellation of 500,000 of their existing (pre-split) NBYS shares. This cash consideration may be more or less than the actual value of the stock at the time the parties executed the Share Cancellation Agreement and/or at closing of the Merger, as the trading volume in NBYS common stock is minimal and the parties did not obtain an appraisal. Mr. Thornock and Mr. Capra are also directors and officers of NBYS, and Mr. Zueger is a director of NBYS. Further, contingent upon the closing of the Merger, the combined group shall distribute any remaining NBYS assets to Mr. Capra in exchange for their book value or cancellation of a debt owed to Mr. Capra by NBYS in the amount of such book value, and a number of NBYS directors, officers and affiliates will receive payment on outstanding promissory notes upon NBYS’s receipt of $100,000 towards the discharge of NBYS’s aggregate liabilities at closing. Also, NBYS shall distribute any pre-closing NBYS liabilities in excess of $100,000 to the NBYS Canceling Shareholders. These interests, beyond those shared with other NBYS shareholders, may influence these individuals to support or approve the transaction. For a more detailed discussion see the section entitled “Interests of NBYS’s Directors, Officers and Certain Shareholders” on page 45.

The exchange ratio is fixed and thus the specific dollar value of NBYS common stock that FIIC stockholders will receive upon completion of the Merger will depend on the market value of NBYS common stock at that time.

There is no active trading market for NBYS’s common stock and NBYS’s stock price has been volatile in the past and may continue to be volatile in the future. If the Merger is approved, at closing NBYS will issue one share of post-split NBYS common stock for each outstanding share of FIIC common stock, pursuant to the terms of the Merger Agreement. The exchange ratio will not change based on the fluctuations in the market price of NBYS common stock. As a result, the specific dollar value of NBYS common stock that FIIC stockholders will receive upon completion of the Merger will depend on the market value of NBYS common stock at that time. The market price of NBYS common stock upon the completion of the transaction may vary from the market price as of the date of the Merger Agreement, this proxy statement and/or the NBYS special meeting. Any reduction in the price of NBYS’s common stock will result in FIIC stockholders receiving less value at the time of the closing of the transaction from the shares received. Conversely, any increase in NBYS’s stock price will result in FIIC stockholders receiving greater value at the time of the closing of the transaction from shares received.

Variations in the market price of NBYS common stock may be caused by a number of factors, including, among others:

•	the announcement of material events related to the Merger;

•	the low trading volume of shares of NBYS common stock;

•	the perceived potential for or actual receipt of interim financing by NBYS and/or FIIC;

•	perceived or announced changes in the business, operations or prospects of NBYS and/or FIIC;

•	the anticipated issuance of new equity securities pursuant to the Merger;

•	the timing of the completion of the transaction; and

•	general market, industry and economic conditions.

NBYS shareholders are urged to obtain recent market quotations for NBYS common stock when evaluating the value and fairness of the merger consideration.

The issuance of shares of NBYS common stock to FIIC stockholders in the Merger will substantially reduce the percentage interests of NBYS stockholders and provide FIIC’s current directors, officers and stockholders with control over the combined group.

If the Merger is completed, NBYS will issue, or otherwise allocate for issuance under options, warrants and convertible notes to acquire NBYS common stock, a total of up to 16,287,285 shares of NBYS common stock pursuant to the terms of the Merger Agreement, without including the potential impact of the Private Placement. The issuance and allocation of this substantial number of new shares of NBYS common stock, along with the effect of the Stock Split, will cause a significant reduction in the relative percentage interests of current NBYS shareholders in the earnings, voting, liquidation value, and book and market value of NBYS. Following the completion of the Merger and upon issuance of the new shares, current FIIC securityholders will own approximately 92.6% of NBYS’s common stock on a fully diluted basis, and current NBYS shareholders will own approximately 7.4% of NBYS’s common stock on a fully diluted basis. As a result, the former principal stockholders of FIIC will have control over NBYS, giving them the ability, among other things, to elect a majority, it not all, of the board of directors and to approve significant corporate transactions, future change in control of the combined group, which would further dilute the ownership interests of the current NBYS shareholders. Further, if the Merger closes, pursuant to the Merger Agreement, the individuals serving as FIIC’s current board of directors will become the combined group’s initial board of directors, and FIIC’s current management team shall take over leadership of the combined group post-closing.

The reincorporation of NBYS as a Delaware corporation will change certain rights and privileges that the current NBYS shareholders have under Colorado law and NBYS’s current organizational documents.

NBYS is currently governed by the laws of the U.S., the State of Colorado (including the Colorado Business Corporation Act, or the CBCA) and by its Articles of Incorporation and By-laws. The CBCA extends to shareholders certain rights and privileges that may not exist under Delaware law and, conversely, does not extend certain rights and privileges that the current NBYS shareholders may receive after the Reincorporation as shareholders in a Delaware corporation. For example, the directors of a Delaware corporation may elect to adopt certain provisions that have the effect of discouraging a third party from acquiring control of the combined group. Such provisions could limit the price that some investors might be willing to pay in the future for shares of NBYS post-transaction. These Delaware provisions may also have the effect of discouraging or preventing certain types of transactions involving an actual or a threatened change in control of the combined group, including unsolicited takeover attempts, even though such a transaction may offer the combined group’s stockholders the opportunity to sell their shares at a price above the prevailing market price. Generally, Delaware corporate law and precedent afford management greater latitude in decision-making when compared to similar Colorado authority. For a detailed discussion of the rights of shareholders under Colorado law and NBYS’s current organizational documents versus Delaware law and the proposed organizational documents for FIIC Holdings, Inc., see the section entitled “Comparison of Shareholders' Rights” on page 88.

The combined group intends to implement a new business model after the transaction which is different from NBYS’s previous business.

Upon the closing of the Merger, if approved, the combined group shall satisfy any remaining NBYS liabilities pursuant to the Merger Agreement and distribute any minimal remaining NBYS assets to Bruce Capra, thereby completing the termination of NBYS’s prior business. After the Merger is complete, FIIC’s management team will manage NBYS and will focus on FIIC’s insurance business. As a result, the combined group’s stockholders will be primarily invested in an insurance company with significantly different industry risks than NBYS’s previous internet-based and collectibles auction business. Current NBYS shareholders should carefully read “Risks Related to FIIC’s Business” beginning on page 22 of this section.

The combined group’s post-Merger capital needs are uncertain and the combined group may need to raise additional funds post-Merger, which may not be available on favorable terms, if at all, thereby potentially disrupting the initial growth of FIIC’s insurance business and the combined group’s ability to generate revenue.

If FIIC completes the Private Placement prior to or shortly after the closing of the Merger, the combined group believes that FIIC will have sufficient cash and cash equivalents to meet projected operating requirements for approximately the next 12 months. However, if FIIC or the combined group does not timely complete the Private Placement, the combined group will need to seek additional funds from public and private stock offerings, borrowings under credit lines or other sources because, pursuant to district and federal insurance law, the Washington, D.C. Department of Insurance and Securities Regulation (“D.C. DISR”), requires a company to maintain one dollar in working capital on reserve for every $2.00 of insurance premium to be written prior to the establishment and licensing of a risk retention group, or RRG. FIIC is in the process of preparing an application for the establishment and licensing of an RRG for submission to the D.C. DISR, pending the funding of a required actuarial feasibility study and the necessary working capital reserve. FIIC anticipates filing of the complete application after the close of the Merger. If FIIC, or subsequently the combined group, is unable to fund or successfully complete the required study or the minimum working capital reserve, then it will be unable to launch its operations. Since the funds in the working capital reserve cannot be used to fund operations, the combined group may also need additional capital to continue to grow its business in keeping with market demand if early product sales are steady.

The amount of additional capital the combined group may need to raise through public or private equity or debt financings over the next few years will depend on many factors, including:

•	market acceptance and the growth rate of demand, if any, for FIIC’s Investor Protection policies;

•	the lead time required to execute and generate a revenue stream from customer contracts;

•	changes in the size of the required working capital reserve or other regulatory requirements;

•	availability of opportunities for strategic acquisition of other companies with technology, resources, customers or know-how that will further the growth of the FIIC’s insurance business; and

•	the accuracy of FIIC’s projections regarding its operating costs, including the costs of regulatory compliance, personnel, legal and accounting costs and the cost of funds.

The combined group cannot be certain that additional sources of liquidity will be available when needed in the future and that its actual cash requirements will not be greater than anticipated. If the combined group requires additional capital at a time when investment in insurance companies or in the financial services market in general is limited due to the then prevailing market or other conditions, the combined group may not be able to raise such funds at the time that it desires or any time thereafter. If the combined group is unable to obtain this financing on terms favorable to the combined group, it may be unable to execute its long-term business plan and may be required to scale back further development of FIIC’s insurance products and services, to limit its marketing activities, to sell some or all of its technology, intellectual property or assets, to merge with another entity, or terminate its operations.

If the combined group is unable to meet its obligations resulting from FIIC’s Bridge Financing, there may be a change of control of the company, which could disrupt certain relationships key to the potential success of the combined group’s business.

In November 2005, FIIC engaged in a bridge financing in which it issued a senior secured promissory note, exchangeable upon closing of the Merger for a senior secured convertible promissory note, convertible into shares of NBYS common stock at any time, including accrued and unpaid interest, and a warrant to purchase shares of common stock in the combined group. In support of the initial note, FIIC has executed a security agreement in favor of the noteholder, pledging all of its existing and hereafter acquired assets, including its license for the FIIC Database Content and Technology, as security for the note. At the time of the exchange of the initial note for the convertible note and warrant from the combined group, the combined group will also provide a similar security agreement and FIIC will provide a subsidiary guaranty. At such time, 10 existing FIIC stockholders, including certain directors, officers and affiliates of FIIC, are also obligated to execute pledge agreements guarantying the combined group’s obligations under the convertible note with an aggregate 4,761,000 shares of their common stock.

In the event that the combined group is unable to fulfill its payment obligations under the post-Merger convertible note and the noteholder chooses not to convert the note to alternatively satisfy such obligations, under the pledge agreements the noteholder would be entitled to the pledged shares. Although the noteholder could not obtain greater than 50% of the company’s issued and outstanding common stock upon receipt of the pledged shares and exercise of its warrant to purchase common stock, the noteholder would obtain a significant stake in the combined group, ranging from approximately 36% on a fully diluted basis to 43% on an undiluted basis. Further, a number of the pledgors would lose all of their holdings of common stock in the combined group, and thus may be less likely to exercise their outstanding warrants to re-establish an ownership position. In addition, many of the pledgors are directors, executive officers or beneficial owners of 5% or more of FIIC’s common stock, and thus may no longer be able to exert the same influence over the affairs of the combined group, or may be less inclined to serve in leadership positions. Finally, if the noteholder seeks to exert control over the rights to the FIIC Database Content and Technology on which the FIIC business model relies, the noteholder could disrupt the combined group’s business to the detriment of the combined group’s results of operations and the other stockholders of the combined group.

In the event that the combined group raises additional capital through issuance of equity securities, or securities exercisable for or convertible into equity securities in the combined group, its stockholders could experience substantial additional dilution.

If the combined group raises additional capital by issuing equity securities or convertible debt securities, its existing stockholders, including the current NBYS shareholders, may incur substantial dilution. Further, any shares so issued may have rights, preferences and privileges superior to the rights, preferences and privileges of the combined group’s outstanding common stock.

If the combined group raises additional capital through strategic alliances with third parties, the combined group may have to relinquish certain technology or product rights, limiting its ability to implement its long-term business plan.

If the combined group raises additional funds through collaboration, licensing or other arrangements with third parties, it may be required to relinquish rights or grant licenses on unfavorable terms to certain of its technologies or products that it may otherwise seek to develop or commercialize on its own. While potentially necessary for the continuance of operations during a time of cash constraints or a shortage of working capital, such actions could make it difficult or impossible to implement the combined group’s long-term business plans or could materially adversely affect its business, financial condition and results of operations.

We cannot assure that an established public trading market will develop for the combined group’s securities, which would adversely affect the ability of NBYS’s current investors to ultimately sell their securities in the public market.

Although NBYS’s common stock is currently listed on the Over-The-Counter Bulletin Board (the “OTCBB”), there is no active trading market for the NBYS common stock, and a regular trading market for the combined group’s post-Merger securities may not develop or be sustained in the future. The OTCBB is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD’s automated quotation system (the “Nasdaq Stock Market”). Quotes for stocks included on the OTCBB are not listed in the financial sections of newspapers as are those for the Nasdaq Stock Market. Therefore, prices for securities traded solely on the OTCBB may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Prices for securities traded solely on the OTCBB may be subject to significant volatility. Further, the NASD has enacted recent changes that limit quotations on the OTCBB to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTCBB of these rule changes and other proposed changes cannot be determined at this time.

The high volume of shares eligible for future sale may adversely affect the market price of the combined group’s common stock, because the future sale of a substantial amount of outstanding stock in the public marketplace could reduce the perceived value, and therefore price, of the combined group’s common stock.

The terms and conditions of FIIC’s Bridge Financing and its Private Placement include piggyback registration rights for any shares issued in relation to these transactions, which will be binding on the combined group post-Merger. Thus, if the combined group decides to register any shares on its own account or on behalf of other shareholders under the Securities Act of 1933, as amended (the “Securities Act”), the combined group will also be obligated to pay all expenses incident to registering some or all of the shares issued in relation to the Bridge Financing and the Private Placement, covering the subsequent resale of these shares of the combined group’s common stock. These registration rights are subject to the requirement that sellers pay all underwriting discounts or commissions with respect to their shares, and all shares in registration will be subject to any lock-up provisions and cut-backs as may be proposed by the underwriter, if any. However, registration under the Securities Act will allow these shares to ultimately be sold on the open market and the impact of a significant percentage of shares entering the market at once could adversely affect the market price of the combined group’s common

Additionally, following the Merger, the former stockholders of FIIC may be eligible to sell all or some of their shares of common stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act (“Rule 144”), subject to certain limitations. In general, pursuant to Rule 144, a stockholder (or stockholders whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitations, by a non-affiliate that has satisfied a two-year holding period. Any substantial sale of common stock pursuant to any resale prospectus or Rule 144 may have an adverse effect on the market price of NBYS’s common stock by creating an excessive supply.

Market prices for the combined group’s common stock will be influenced by a number of additional factors, including:

●	the issuance of new equity securities pursuant to the Merger, or future offerings;

●	changes in interest rates;

●	competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

●	variations in quarterly operating results;

●	the depth and liquidity of the market for the combined group’s common stock;

●	investor perceptions of the company and the insurance industry generally;

●	investor perception of the company’s ability to adjust to or address changes in government rules and regulations applicable to insurance and/or public companies; and

●	general economic and other national conditions.

The combined group’s common stock will likely be considered a “penny stock,” will be subject to additional sale and trading regulations that may make it move difficult to sell.

The combined group’s common stock could be considered to be a “penny stock” if it does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Securities Exchange Act for 1934 as amended (the “Exchange Act”) Circumstances under which the combined group’s shares would be “penny stock” under the Exchange Act include, but are not limited, to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a “recognized” national exchange; (iii) it is NOT quoted on the Nasdaq Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company that has been in business less than three years with net tangible assets less than $5 million.

The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of the combined group’s common stock will be subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least 2 business days before effecting any transaction in a penny stock for the investor’s account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of the combined group’s common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

If the combined group fails to maintain effective internal controls over financial reporting, the combined group may be subject to litigation and/or costly remediation and the price of its common stock may be adversely affected.

NBYS reported that, because it has ceased operations and had no plans to resume its business, it did not have formal disclosure controls and procedures or internal controls over financial reporting (as defined in Rule 13a−15(e) or Rule 15d−15(e) under the Exchange Act) as of June 30, 2005. However, NBYS’s Chief Executive Officer and Chief Financial Officer also determined that, given NBYS’s limited operations, NBYS’s informal controls and procedures were adequate and effective to ensure that material information relating to NBYS was made known to them by others within the company and provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. As a private company, FIIC previously has not had to report on its disclosure controls and procedures or its internal controls over financial reporting, and as a developing company is only in the process of implementing formal procedures intended to satisfy the requirements of Section 404 and other related provisions of the Sarbanes-Oxley Act of 2002. However, beginning with its fiscal year ending December 31, 2007, the combined group will have to fully comply with these requirements.

Failure to establish the required controls or procedures, or any failure of those controls or procedures once established, could adversely impact the combined group’s public disclosures regarding its business, financial condition or results of operations. Upon review of the required internal controls over financial reporting and disclosure controls and procedures, the combined group’s management and/or its auditors may identify material weaknesses and/or significant deficiencies that need to be addressed. Any actual or perceived weaknesses or conditions that need to be addressed in the combined group’s internal controls over financial reporting, disclosure of management’s assessment of its internal controls over financial reporting or disclosure of the combined group’s public accounting firm’s attestation to or report on management’s assessment of the combined group’s internal controls over financial reporting could have an adverse impact on the price of its common stock and may lead to claims against the combined group.

Compliance with changing corporate governance and public disclosure regulation will likely result in additional expenses and increased liability exposure for the combined group, its directors and its executive officers.

Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of the combined group’s internal control over financial reporting, and attestation of its assessment by the combined group’s independent registered public accountants. This requirement first will apply to the combined group’s annual report for fiscal 2007, unless the combined group grows swiftly enough to be deemed “an accelerated filer” prior to that time. The standards for management’s assessment of the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. The combined group may encounter problems or delays in completing activities necessary to make an assessment of its internal control over financial reporting. In addition, the combined group’s new independent registered public accountants may not have significant experience with the attestation process, and the combined group may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by the combined group’s independent registered public accountants. If the combined group cannot assess its internal control over financial reporting as effective, or its independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted. Further, many companies have reported that compliance with these standards requires a disproportionate expenditure of funds.

In addition, the SEC recently announced a significant number of changes to the laws, regulations and standards relating to corporate governance and public disclosure. Following the Merger, the combined group’s new management team will need to invest significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. In addition, because public company directors and officers face increased liabilities, the individuals slated to serve in these positions after the Merger may be less willing to remain as directors or executive officers long-term, and FIIC may experience difficulty in attracting qualified replacement directors and officers, or the combined group may need to expend a significantly larger amount than NBYS or FIIC previously spent on recruiting, compensating and insuring new directors and officers.

Future acquisitions, if any, may disrupt the combined group’s business, distract the group’s management and reduce the percentage ownership of its stockholders.

As part of its business strategy, FIIC intends to engage in acquisitions that it believes will provide complementary technologies, products, services, marketing channels, expertise and/or other valuable assets and resources. However, the combined group may not be able to easily identify suitable acquisition candidates and/or may need to rely on the services of financial advisors in identifying or negotiating with such candidates, possibly at substantial cost. If and when the combined group does identify a suitable candidate, it may not be able to acquire the complementary business on commercially acceptable terms, or at all. Although FIIC will actively seek acquisition candidates, FIIC cannot assure you that it will be successful in these efforts. If the combined group is unable to acquire appropriate businesses on favorable economic terms, or at all, or is unable to introduce new products and services successfully, its business could be materially adversely affected.

Even if the combined group is able to complete such an acquisition, it may not be able to successfully integrate the acquired business into its existing business in a timely and non-disruptive manner. Such integration may require the devotion of a significant amount of time and management and financial resources. Even with this investment of management and financial resources, an acquisition may not produce the desired revenues, earnings or business synergies. In addition, the consideration required to complete such strategic acquisitions may reduce the percentage ownership of the combined group’s current stockholders. If the combined group misjudges the value of and overpays for the target company, fails to integrate the acquired business effectively or if key employees of the acquired business depart, the anticipated benefits of the acquisition could be jeopardized. The time, capital and management and other resources spent on an acquisition that fails to meet the combined group’s expectations could materially and adversely affect its business and financial condition. In addition, from an accounting perspective, acquisitions can involve non-recurring charges and amortization of significant amounts of intangible assets that could adversely affect the results of operations for and market perception of the combined group.

RISKS RELATED TO FIIC’S BUSINESS

FIIC has no operating history, expects to initially incur losses and cannot assure you that it will achieve profitability.

FIIC has not yet launched its operations and thus has not generated any revenues from sales of Investor Protection or other insurance policies, or sublicenses of the FIIC Database Content and Technology. FIIC has incurred significant expense to obtain an exclusive, perpetual license and hosting and support agreement allowing use and providing for maintenance of the FIIC Database Content and Technology, including the FIIC Underwriting Data and Standards. FIIC continues to incur substantial costs to establish its insurance subsidiaries and to gain all necessary governmental licenses and certifications to conduct FIIC’s insurance business. FIIC expects that its expenses will continue to increase as it launches its insurance products and services, due to increased marketing expenses as FIIC seeks to develop customer relationships and maintain existing relationships with its business and technology resources. FIIC also anticipates that it will incur costs to establish and/or improve its financial and disclosure controls, expand and train its workforce and to maintain regulatory compliance as FIIC’s insurance underwriting grows.

As of September 30, 2005, FIIC has an accumulated deficit of approximately $334,170. FIIC expects to continue to incur losses over at least the next year, and the amount of future losses is uncertain. FIIC’s ability to generate revenue and become profitable will depend on obtaining and maintaining regulatory approvals in the U.S., achieving market acceptance for its Investor Protection policies and related services and successfully executing its business plan. Sales of the Investor Protection policies cannot begin until FIIC receives all necessary regulatory approvals. If FIIC fails to generate significant revenues from commercial sales, fails to obtain necessary regulatory approvals, or if revenues fail to grow at a pace rapid enough to offset anticipated increases in expenses, FIIC may never achieve profitability.

FIIC’s initial success depends entirely on its Investor Protection policies, which are a new, unproven insurance product, utilizing underwriting data and standards which have not previously been used in the commercial insurance market and which may not be or become commercially viable.

FIIC’s business will initially depend entirely on a new insurance product for which there is no established market. FIIC intends to use the licensed FIIC Database Content and Technology to underwrite policies insuring the capital of investors against the risk of loss associated with certain business failures. However, the Investor Protection Policy remains in development and FIIC must clear certain regulatory and financing hurdles before actively selling this product. Further, FIIC cannot assure you it can or will develop a consistent method of application of the FIIC Underwriting Data and Standards for the issuance of Investor Protection policies that will sufficiently minimize risk of loss to FIIC, such that FIIC may achieve profitability. Developing the FIIC Underwriting Data and Standards has required extensive and sophisticated statistical gathering and analysis by FIIC Research and Development LLC (“FIIC LLC”), an affiliate of FIIC. FIIC LLC cannot assure FIIC or you that the underwriting standards are or can be made acceptable for FIIC’s intended use or that all of the relevant information necessary to maintain the standards will remain indefinitely available. Further, FIIC cannot assure you that the Investor Protection policies will be accepted commercially or that they can be priced effectively. FIIC has not yet sold any insurance policies and it cannot assure you that its underwriting efforts will be successful. Because the Investor Protection policy will initially be FIIC’s sole product focus, an inability to accurately underwrite the policies would materially affect FIIC’s ability to generate significant revenue and could likely prevent FIIC from achieving profitability.

Presentment of claims in excess of FIIC’s reserves could adversely affect its business, financial condition and results of operations.

Pursuant to the licensing requirements of the D.C. DISR, as set forth in district and federal law, FIIC must initially maintain a reserve account of at least $900,000 and must accept no more than $2.00 of premium for each dollar of capital it holds in reserve. The careful application of the FIIC Underwriting Data and Standards and maintenance of this reserve are intended to minimize the number of claims presented to the company and the fiscal impact of such claims on FIIC’s revenues and stability. However, FIIC cannot provide any assurance that its insureds will not file claims in number or scope in excess of FIIC’s expectations or that such claims in aggregate will not deplete its revenues and reserves, resulting in a need to desist from underwriting new policies until funds are available to bring FIIC back into regulatory compliance. Further, if FIIC fails to maintain adequate reserves or maintain the premium to reserve ratio as required by the DC DISR, it could incur a $5,000 fine per violation and/or become subject to claims by any or all of the states in which it is doing business, which could become disruptive to FIIC’s operations and negatively impact its financial condition, public perception of FIIC and its share price. If such violations are significant and remain uncured, FIIC’s insurance subsidiaries could ultimately lose their license and be unable to continue their operations.

If FIIC’s Investor Protection policy is not accepted by the financial community, FIIC may not be able to generate significant revenues or achieve profitability.

The commercial success of FIIC’s Investor Protection policy depends on its acceptance by new and emerging businesses and investors in such businesses. Such acceptance will depend on businesses’ perception of the FIIC policies as a cost-effective mechanism for encouraging investment and on investors’ perception of FIIC and its policies as reliable. FIIC cannot assure you that the Investor Protection policy will provide benefits considered adequate by all investors or businesses, or that investors and businesses will purchase a sufficient number of FIIC Investor Protection policies for FIIC and its new insurance product to achieve commercial success. Even if FIIC establishes the reliability, efficiency and cost benefits of its Investor Protection policy, investors and businesses may elect not to purchase the policy for a number of other reasons, including:

●	lack of experience with and understanding of this type of investment-related insurance;

●	the additional cost of obtaining an Investor Protection policy;

●	a determination that its limited capital would be more beneficially applied to other purposes;

●	a decision to purchase a different product from those available on the market serving a similar function; and

●	any adverse publicity regarding investment-related insurance and other risk-hedging financial products.

If FIIC is unable to establish its Investor Protection policy as a commercially viable product, it will have to rely on its sublicensing efforts to generate sufficient revenues as it seeks to develop and commercialize other products and services.

FIIC may be unable to compete successfully with its competitors, resulting in a lack of adequate revenues and inability to obtain profitability.

FIIC will face competition from other insurance companies and other financial product companies. Most of FIIC’s potential competitors have greater financial resources. Some of these competitors already have products currently available designed to decrease or hedge some forms of investment risk, and these and other companies may be developing additional products that would compete with FIIC’s Investor Protection policies.

FIIC’s ability to compete successfully in the insurance and financial product markets is based on numerous factors, including:

●
the reliability and consistency of its policies, including the speed and consistency of FIIC’s payment of claims presented under the initial Investor Protection policies, relative to competing products;

●	the relative speed with which FIIC is able to educate business and investors in its target markets about its Investor Protection policies and create a market for the product;

●	potential customers’ comfort level with a primarily internet-based insurance company, including the processing of most transactional steps over the internet; and

●	the cost-effectiveness of the Investor Protection policy.

In addition, FIIC will compete for clients on the basis of reputation of its management, client service, program and product offerings, and the ability to tailor its products and services to the specific needs of each client. If FIIC is unable to distinguish its Investor Protection policies from competing products, or if competing products reach the market first, FIIC may be unable to successfully establish a client base sufficient to achieve profitability.

FIIC may be unable to scale its operations successfully, resulting in a strain on management and increased expenses without an equal, if any, increase in revenues, negatively impacting FIIC’s results of operations and prospects for achieving profitability and stable leadership.

If successful in growing its insurance operations rapidly, FIIC’s growth will place significant demands on FIIC’s management, underwriting staff and marketing staff, as well as its financial resources. FIIC cannot guarantee that any of the systems, procedures and controls it puts in place will be adequate to support the intended rapid commercialization of its Investor Protection policy. FIIC’s operating results will depend substantially on the ability of its officers and key employees to manage changing business conditions, to implement and modify its underwriting and sales programs and to maintain sufficient financial, administrative and other resources. If FIIC is unable to adapt its services and operations to respond quickly, efficiently and in a cost-sensitive manner to changing business conditions, then the quality of its products and services and its ability to retain key personnel could be harmed, adversely impacting FIIC’s ability to achieve profitability.

FIIC’s planned insurance subsidiaries all require certain licensing and/or certifications from certain government agencies, without which they will be unable to operate and unable to generate revenues.

FIIC cannot assure you that it will be able to obtain the regulatory approvals necessary for the establishment and operation of its planned insurance subsidiaries on a timely basis, if at all. Any delays in receipt or failure to receive such clearances or approvals, the loss or impairment of previously received clearances or approvals, or failure to comply with existing or future regulatory requirements would have a material adverse effect on FIIC’s business, prospects, financial condition and results of operations. FIIC cannot assure you that it will be able to maintain compliance with all regulatory requirements over time. Changes in existing laws, regulations or policies and the adoption of new laws, regulations or policies could prevent FIIC from, or could affect the timing of, achieving compliance with regulatory requirements, including current and future regulatory approvals, where necessary.

Any change in FIIC’s relationship with the exclusive licensor of the FIIC Database Content and Technology, which FIIC will use to sell and underwrite its policies, could prevent FIIC from accurately assessing potential insureds’ risk profiles when issuing policies and from writing policies in a timely manner, thereby reducing its future revenues or increasing its costs.

FIIC relies on a Database Access Content License, Hosting and Support Agreement with FIIC LLC to access the FIIC Underwriting Data and Standards used to underwrite its Investor Protection policies. Under this agreement, FIIC has exclusive, perpetual, worldwide rights to access the FIIC Database Content and Technology via FIIC LLC’s proprietary technology and to use it to underwrite and sell Investor Protection policies. However, these exclusive rights may be terminate or may be terminated if FIIC breaches the terms of the license agreements and fails to cure the breach.

FIIC’s reliance on this license subjects it to various risks that could harm its business, including:

●	reliance on FIIC LLC to maintain the FIIC Database Content and Technology and provide adequate support services if and when FIIC encounters a problem;

●	reliance on FIIC LLC to ensure the security of the FIIC Database Content and Technology Data and Standards from FIIC’s competitors;

●	the possibility that FIIC LLC may not be able to obtain adequate information from its third-party sources in a timely manner or on commercially reasonable terms; and

●
that FIIC may have difficulty locating an alternative set of applicable underwriting data and standards and similar user interface, if available at all, should FIIC LLC breach the terms of the license agreement or become unable to fulfill its obligations.

Disruption or termination of FIIC’s agreement with FIIC LLC could delay or suspend FIIC’s overall efforts to create a market for its Investor Protection policies. The loss of the license or FIIC LLC’s failure to maintain the licensed technology and data could require FIIC to cease providing products or services using such licensed technology, which would likely result in a significant loss of revenue for its business.

FIIC is dependent on information suppliers, including FIIC LLC’s third-party information suppliers, and if it is unable to successfully manage these relationships the quality and availability of FIIC’s insurance products and services may be harmed.

Some of the data used in underwriting its Investor Protection policies comes from various third party suppliers and government entities. If these suppliers are no longer able or are unwilling to provide FIIC with certain data, or to provide it at commercially reasonable rates, it may need to find alternative sources, which may not be readily available. If FIIC is unable to identify, and to the extent necessary contract with, suitable alternative data suppliers and integrate these data sources into its offerings, it could experience disruptions in its underwriting process, resulting in potential delays in sales, increased costs and reduced quality. In addition, the loss of such access or reduced availability of data in the future due to increased governmental regulation could have a material adverse effect on FIIC’s business, financial condition or results of operations.

FIIC’s ability to protect the intellectual property rights underlying its revenue-generating activities involves many complexities and uncertainties, including the impact of potential claims that the technology upon which FIIC relies infringes on the rights of others.

FIIC’s business depends significantly on its license of the proprietary FIIC Database Content and Technology from FIIC LLC. FIIC LLC relies on a combination of common law copyrights, confidentiality agreements and other contractual provisions to establish, maintain and protect its proprietary rights, all of which afford only limited protection. FIIC’s success will depend to a significant extent on the ability of FIIC LLC to obtain and maintain trademark and copyright protection for the FIIC Underwriting Data and Standards and related access and correlation technologies, to preserve its trade secrets and to operate without infringing the proprietary rights of others. To date, FIIC LLC has not filed for statutory trademark or copyright protection for its intellectual property and has not committed to do so. FIIC and FIIC LLC cannot assure you that FIIC LLC’s existing common law trademarks or copyrights will provide substantial protection against competitors with similar technology or be of commercial benefit to FIIC, that trademark and/or copyright protection is in fact available for its intellectual property, or that such protections, if available, will be effective to provide or provide remedies for infringement. FIIC LLC cannot assure FIIC or you that others will not independently develop substantially equivalent proprietary information and techniques, or otherwise gain access to its trade secrets or disclose such technology. FIIC’s success will also depend to a significant extent on its ability to aid FIIC LLC in preserving such proprietary rights, particularly by limiting sublicensed use of the FIIC Database Content and Technology pursuant to the agreed limitations of the license between the parties and not disclosing FIIC LLC’s confidential sources of third party information. FIIC also relies on trade secrets and cannot assure you it can meaningfully protect its right to such trade secrets.

As businesses reliant on proprietary information and technology, FIIC and FIIC LLC may also be subject to intellectual property litigation by third parties claiming FIIC’s products or the underlying processes infringe on their proprietary rights. If FIIC LLC’s proprietary rights and FIIC’s rights to use such information and technology pursuant to the license are challenged by litigation and, if the outcome of such litigation were adverse to FIIC LLC and/or FIIC, competitors might be free to use the information and technology subject to the challenge, or FIIC LLC may be required to license the information and technology to others in settlement of such litigation. In addition to any potential liability for damages, FIIC could be required to obtain an alternate or additional license in order to continue to sell or use the affected product or process. The invalidation of such proprietary protections could create increased competition, with potentially material adverse effects on FIIC and its business.

Litigation also may be necessary to assist FIIC LLC in enforcing its proprietary rights and/or to determine the scope and validity of the proprietary rights of others, with similar potentially disruptive and adverse effects on FIIC. Legal standards relating to the validity, enforceability and scope of protection of both common law and statutory proprietary rights are continuously evolving, especially in relation to software and internet technologies. Even if ultimately resolved in favor of FIIC and FIIC LLC, any intellectual property litigation would be costly and could divert the efforts and attention of FIIC’s management and technical personnel, which could have a material adverse effect on its business, financial condition and results of operations. FIIC cannot assure you that infringement claims will not be asserted in the future or that such assertions, if proven to be true, will not prevent FIIC from selling its products, materially and adversely affecting its business, financial condition and results of operations. If any such claims are asserted against it, FIIC may seek to enter into royalty or licensing arrangements. FIIC cannot assure you that a license with such parties will be available on commercially reasonable terms, or at all.

Claims of conflicts of interest may arise because certain of FIIC’s LLC’s members and key personnel are also directors, officers or employees of FIIC.

Certain persons in leadership positions with FIIC, including all of FIIC’s executive officers, have a continuing relationship with FIIC LLC. It is generally desirable to the members of FIIC LLC to retain such individuals in their current capacities with FIIC LLC because of their knowledge of, and experience with, FIIC LLC’s business and its operations, including maintenance of the FIIC Database Content and Technology. However, the individuals are also vital to the initial operational success of FIIC due to their familiarity with the planned Investor Protection policy, insurance operations and the intended use of the licensed FIIC Database Content and Technology. These instances of affiliation with both FIIC and FIIC LLC could create, or appear to create, conflicts of interest when such individuals are faced with decisions that may have different implications for FIIC and FIIC LLC. If a stockholder feels that one or more of these individuals failed to act in FIIC’s best interest, FIIC could be subject to shareholder litigation, resulting in additional expenses and potential disruption of its key personnel.

FIIC may be subject to increased regulation regarding the use of personal information received from investors.

Use of certain data collected from investors may be subject to regulation by various federal, state and local regulatory authorities. Compliance with existing federal, state and local laws and regulations in the United States designed to protect the public from the misuse of personal information in the marketplace and adverse publicity or potential litigation concerning the commercial use of such information may increasingly affect FIIC’s operations, including the sharing of such information with FIIC LLC pursuant to the license agreement for maintenance of the FIIC Database Content and Technology, and could result in substantial expense for regulatory compliance, limitations on access to important information, litigation expense and a loss of revenue.

FIIC faces significant security risks related to its electronic transmission of confidential information, which could result in inadvertent disclosure of confidential information of FIIC and/or its customers, which could harm FIIC’s competitive advantage, its ability to generate future revenues, and its ability to obtain or maintain profitability.

FIIC will rely on encryption and other technologies to provide system security to effect secure transmission of confidential or personal information in its internet-based underwriting system. FIIC currently licenses these technologies from FIIC LLC and may obtain similar licenses from other third parties. There is no assurance that FIIC’s use of applications designed for data security, or that of third-party contractors will effectively manage evolving security risks. A security or privacy breach could:

●	expose FIIC to liability;

●	increase FIIC’s expenses relating to resolution of these breaches;

●	deter customers from using FIIC’s web-based policy application and other aspects of its web-based customer interface; and

●	deter information suppliers from doing business with FIIC.

Any inability to protect the security and privacy of FIIC’s electronic transactions could have a material adverse effect on its business, financial condition or results of operations.

FIIC’s business model is heavily dependent on information processing systems that may fail or become obsolete.

FIIC’s underwriting process relies on proprietary technology to gather, analyze and apply data related to the success and failure of new and growing businesses across the country. FIIC’s ability to successfully operate its insurance business depends on its ability to obtain such information and its capacity to store, retrieve, process, update and manage significant databases and expand and upgrade periodically our information processing capabilities. The underlying technology likely will change and may become obsolete as new technologies develop. FIIC’s future success will depend upon its ability to remain current with the rapid changes in the technologies used in its business, to learn quickly to use new technologies as they emerge and to develop new technology-based solutions as appropriate. If FIIC is unable to do this, it could be at a competitive disadvantage. FIIC’s competitors may gain exclusive access to improved technology, which also could put FIIC at a competitive disadvantage. If FIIC cannot adapt to these changes, its business, financial condition or results of operations may be materially adversely affected. Likewise, the information underlying the FIIC Underwriting Data and Standards can and will become obsolete if not updated on a consistent and timely basis. If FIIC LLC fails to adequately maintain the FIIC Database Content and Technology, FIIC’s underwriting process will become increasingly less accurate and FIIC may face an increase in the number of claims presented. Further, interruption or loss of FIIC’s information processing capabilities through loss of stored data, breakdown or malfunctioning of computer equipment and software systems, telecommunications failure, or damage caused by fire, tornadoes, lightning, electrical power outage or other natural or man-made disruption could have a material adverse effect on our business, financial condition and results of operations.

FIIC may be subject to claims of trademark infringement, which may harm its ability to generate awareness of its products and achieve profitability.

FIIC has recently become aware that other parties are utilizing “FIIC” as an identifying mark, or other marks that incorporate the letters “FIIC.” Although FIIC is not aware of any such party operating in the insurance industry, FIIC may be subject to legal proceedings alleging claims of trademark infringement in the future and those parties may have rights to such marks that are superior to those of FIIC. In this event, FIIC may be required to stop using the name in particular markets or to obtain a license from these parties to use it in such markets. If FIIC must rebrand, it may result in significant marketing expenses and additional management time and resources, which may adversely affect its business.

Failure to comply with government regulations applicable to the insurance industry could restrict FIIC’s ability to conduct its business.

Government authorities regulate insurance entities in the states in which they do business. These regulations generally are intended for the protection of policyholders rather than stockholders. The nature and extent of these regulations vary from jurisdiction to jurisdiction, but typically involve:

●	approval of premium rates for insurance;

●	standards of solvency and minimum amounts of statutory capital surplus that must be maintained;

●	limitations on types and amounts of investments;

●	establishing reserves, including statutory premium reserves, for losses and loss adjustment expenses;

●	regulation of dividend payments and other transactions between affiliates;

●	prior approval of the acquisition and control of an insurance company or of any company controlling an insurance company;

●	licensing of insurers and agents;

●	regulation of reinsurance;

●	restrictions on the size of risks that may be insured by a single company;

●	regulation of underwriting and marketing practices;

●	deposits of securities for the benefit of policyholders;

●	approval of policy forms;

●	methods of accounting; and

●	filing of annual and other reports with respect to financial condition and other matters.

These regulations may impede or impose burdensome conditions on rate increases or other actions that FIIC or its insurance subsidiaries might want to take to implement FIIC’s business strategy and enhance its operating results.

FIIC intends to conduct business in a number of states and will be subject to the costs of applying to do business and comprehensive regulation and supervision by government agencies in many or all of the states in which it does business. FIIC’s ability to conduct its business in the states in which it currently operates depends on its compliance with the rules and regulations established by the regulatory authorities in each of these states, and those rules and regulations may be or become inconsistent. State insurance regulators and the National Association of Insurance Commissioners continually re-examine existing laws and regulations, including those relating to the licensing of insurance brokers and agents, premium rates, regulating unfair trade and claims practices, and the regulation of the handling and investment of insurance carrier funds held in a fiduciary capacity. These examinations may result in the enactment of insurance-related laws and regulations, or the issuance of interpretations of existing laws and regulations, that adversely affect FIIC’s business. More restrictive laws, rules or regulations may be adopted in the future that could make compliance more difficult and/or expensive.

FIIC is subject to substantial government regulation which could have the effect of delaying or preventing a change of control of its insurance subsidiaries or the company as a whole.

Many state insurance regulatory laws, intended primarily for the protection of policyholders, contain provisions that require advance approval by state agencies of any change in control of an insurance company or an insurance holding company that is domiciled (or, in some cases, doing business) in that state. Any future transaction that would constitute a change of control of any or all of FIIC’s insurance subsidiaries or FIIC as a whole may require regulatory approval by the state insurance agencies of at least Ohio and Washington, D.C. Such regulatory requirements could have the effect of delaying or preventing transactions affecting the control of FIIC or ownership of its common stock, including transactions that could be advantageous to the combined entity’s stockholders.

FIIC’s Investor Protection policies will likely have variable sales, reflecting increases and decreases in overall new or emerging business financing, which may cause FIIC’s revenue and operating results to fluctuate significantly from quarter-to-quarter.

FIIC expects that its Investor Protection policies may initially have a lengthy and potentially sporadic sales cycle. FIIC may incur substantial sales and marketing expenses and expend substantial effort without making significant sales as it educates businesses and potential investors about the benefits of its Investor Protection policies. Sales of Investor Protection policies may not grow significantly until FIIC proves to the market that it will consistently pay out claims in a time-efficient, cost-effective and business and investor-friendly manner. FIIC anticipates that the time from the sale and issuance of its initial Investor Protection policy to the presentment and processing of an initial claim under such a policy may be 18 months to 2 years, based on an assessment of historical transaction data regarding the success rate of new and emerging businesses. The market for investment insurance is dependent upon, among other things, the volume of financing transactions that satisfy FIIC’s eligibility criteria, which is usually influenced by factors such as interest rates and the state of the overall economy. Further, even after making a decision to purchase an Investor Protection policy for the benefit of its investors, some businesses may choose not to renew their policies or subsequently buy policies for additional rounds of financing based on the business’ internal performance outlook expectations. Thus, the market of potential purchasers of the Investor Protection policies will likely grow and shrink according to the numerous factors which impact the financial climate for and likely success of new businesses as well as the actual performance of FIIC’s Investor Protection policies. As a result, FIIC’s revenue and operating results may vary significantly from quarter to quarter, which increases the risk of an operating loss for FIIC for any given quarter.

Any geographic or industry concentration of businesses holding FIIC Investor Protection policies could leave FIIC vulnerable to an economic downturn or regulatory changes in those areas, resulting in a decrease in its revenues.

FIIC plans to offer its Investor Protection policies to new and growing businesses nationwide. However, it will take a number of years for FIIC to develop a portfolio of policies that is fully diversified across geographic regions and industries. FIIC will initially market its policies to businesses concentrated in a small number of states, and thus the occurrence of adverse economic conditions or an adverse regulatory climate in such states could significantly increase the number of claims presented to FIIC and could negatively affect FIIC’s financial results more than would be the case if its business were more geographically diversified. Similarly, if FIIC’s initial policies protect investors in businesses concentrated in a small number of industries, any change in the regulation of or business climate in such industries and resulting increases in associated costs and/or competition within such industries could significantly increase the number of claims presented to FIIC and could negatively affect FIIC’s financial results more than would be the case if its policies were issued to businesses across more diverse industries.

FIIC depends on certain key executive personnel for its success, the loss of whom could adversely affect its business, financial condition and results of operations.

FIIC’s success depends on the continued availability and contributions of members of its senior management teams and other key personnel. James W. France, FIIC’s President, Chief Executive Officer and a director, first developed the concept for the Investor Protection policy, has been intimately involved in developing the insurance structure of FIIC and the Database Content and Technology of FIIC LLC, including the development of the FIIC Underwriting Data and Standards, and has attracted the capital required necessary to launch FIIC’s commercial efforts. As such, FIIC’s success depends in large measure on the continued service of Mr. France in those positions. The loss of the services of Mr. France or any of a number of other executive officers and senior managers could delay or reduce FIIC’s product and service development and commercialization efforts. Furthermore, recruiting and retaining qualified personnel to educate the marketplace about the availability and benefits of Investor Protection policies will be critical to FIIC’s success. The loss of members of FIIC’s management team or its inability to attract or retain other qualified personnel or advisors, could significant weaken FIIC’s management team, harm its ability to compete effectively and harm its long-term business prospects. If key managers were to end their employment with FIIC, it could disrupt FIIC’s initial client relationships and have a corresponding negative effect on financial results, marketing and other objectives and impair FIIC’s ability to implement its rapid growth strategy. None of FIIC’s executive officers or other planned key personnel are currently subject to employment agreements. Although FIIC does intend to execute employment agreements containing confidentiality and non-compete provisions with these individuals prior to underwriting any policies, some courts may not enforce such an agreement against an employee.

FIIC’s management is relatively inexperienced in the insurance industry and thus may be less able to foresee potential problems with or adverse effects upon FIIC’s business.

While Mr. France and other members of the FIIC management team have spent several years developing the concept of the Investor Protection policy, most of the management team does not have any experience with insurance company formation or the day-to-day operation of insurance entities. FIIC’s executive management has undertaken significant efforts to become more educated about insurance company formation and management; Robert Ostrander, FIIC’s Vice President, Secretary and a director of FIIC has become a licensed insurance broker. In addition, management plans to hire a number of individuals with more significant insurance company experience for key management positions, FIIC will initially rely substantially on the advice and guidance of its insurance counsel and insurance consultants, and on feedback from governmental authorities, such as the Washington D.C. Department of Insurance and Securities Regulation and Ohio Department of Insurance. Accordingly, FIIC’s current personnel’s inexperience in developing an insurance company could significantly adversely affect the Company’s ability to achieve its goal.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The information contained in this proxy statement, including in the documents incorporated by reference into this proxy statement, includes some statement that are not purely historical and that are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding NBYS’s, FIIC’s, the combined group’s and the parties’ management’s expectations, hopes, beliefs, intentions or strategies regarding the future, including NBYS’s and FIIC’s financial condition, results of operations, and the expected impact of the Merger on the parties’ individual and combined financial performance. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,”  “believes,”  “continue,”  “could,”  “estimates,”  “expects,”  “intends,”  “may,”  “might,”  “plans,”  “possible,”  “potential,”  “predicts,”  “projects,”  “seeks,”  “should,”  “will,”  “would” and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based on current expectations and beliefs concerning future developments and the potential effects on the parties and the transaction. There can be no assurance that future developments actually affecting NBYS, FIIC and the proposed combined group will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the parties’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the following:

●	NBYS’s ability to obtain shareholder approval of the transaction and the related proposals upon which the Merger is contingent;

●	FIIC’s ability to obtain stockholder approval of the transaction and the related proposals upon which the Merger is contingent;

●	the parties’ ability to close the Merger in a timely manner;

●	the ability of FIIC’s management team to effect a smooth transition to leadership of the combined group;

●	FIIC’s ability to launch its insurance business in a timely and cost-efficient manner;

●	FIIC’s ability to obtain all necessary government certifications and/or licenses to conduct its insurance business;

●	market acceptance of FIIC’s Investor Protection policies;

●	the accuracy of FIIC’s underwriting model;

●	competitive factors, such as price competition and competition from other insurance companies and alternate investment protection products;

●	FIIC’s ability to protect its intellectual property, including maintaining its exclusive license to use the FIIC Underwriting Data and Standards; and

●	the cost of complying with current and future governmental regulations and the impact of any changes in the regulations on the combined group’s operations.

These risks and uncertainties, along with others, are also described under the heading “Risk Factors,” beginning on page 15. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. NBYS and FIIC undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SECTION TWO — MEETING OF NBYS SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE NBYS SPECIAL MEETING

Q:    When and where will the NBYS special meeting be held?

A:    The NBYS special meeting will be held on ________, 200_ at 10:00 a.m. Mountain Standard Time, at our headquarters, located at 3179 South Peoria Court, Aurora, Colorado 80014.

Q:    What is the purpose of the NBYS special meeting?

A:    In order to close and effectuate the Merger, including the Stock Split, the Plan Assumption and the Reincorporation and Name Change, NBYS must obtain approval of each and all of these proposals from its shareholders entitled to vote on these matters. NBYS’s Articles of Incorporation and Bylaws require that the approval of NBYS shareholders be obtained by a vote at a meeting of shareholders. At the NBYS special meeting, the NBYS shareholders will have the ability to consider and vote upon each of these proposals, either in person or by proxy.

NBYS’s board of directors does not currently intend to bring any other business before the NBYS special meeting and is not aware of any other matters to be brought before the NBYS special meeting. If other business properly comes before the NBYS special meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

Q:    What is the record date for the NBYS special meeting?

A:    The board of directors of NBYS has fixed the close of business on _________, 200_, as the record date for the NBYS special meeting. Only persons who are holders of record of NBYS’s outstanding common stock as of the record date are entitled to vote. As of the record date, 2,901,011 shares of common stock of NBYS were issued, outstanding, and entitled to vote at the NBYS special meeting. Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the NBYS special meeting.

Q:    What is required to establish a quorum at the NBYS special meeting?

A:    To hold a valid meeting of shareholders and conduct business, there must be a quorum, which means a majority of NBYS’s outstanding shares of common stock as of the record date must be present at the meeting, either in person or by proxy. Abstentions and broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on one or more of the proposals) are also considered part of the quorum.

Q:    How many votes are required for approval of the proposals to be voted on at the NBYS special meeting?

A:    Under Colorado law and NBYS’s Articles of Incorporation, the affirmative vote of at least a majority of the shares of our common stock outstanding and entitled to vote at the NBYS special meeting is required to approve and adopt each of the proposals. As of ________, 200_, the record date, there were 2,901,011 shares of NBYS common stock issued and outstanding, and thus NBYS must receive at least 1,453,407 votes in favor of each proposal to be able to close the Merger. If any of the proposals regarding the Merger, the Stock Split, the Plan Assumption or the Reincorporation and Name Change fail to obtain NBYS stockholder approval, then NBYS will be unable to consummate the Merger.

Q:    As a NBYS shareholder, how do I vote?

A:    If you are a NBYS shareholder of record on the record date, you may vote your proxy by mail or by attending the NBYS special meeting in person. You may vote by mail by completing, signing and dating the enclosed-proxy card that represents your shares and returning it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. You may vote “FOR,”  “AGAINST” or “ABSTAIN” for the proposals. A properly executed proxy card marked “ABSTAIN” as to any proposal will not be voted with respect to that proposal, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote “FOR” all of the proposals. Alternately, you may vote in person at the meeting by written ballot, which will be passed out to shareholders at the meeting.

If you are a NBYS shareholder and you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares with regard to the proposals described in this proxy statement, or obtain a proxy issued in your name from that record holder. Under certain circumstances your brokerage firm may vote your shares including certain “routine” matters, such as the election of director’s. Such circumstances do not include including the proposals being voted on at the NBYS special meeting. Brokers will provide instructions to beneficial owners on how to direct the broker to vote their shares.

We request that NBYS shareholders complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:    As a NBYS shareholder, what happens if I do not vote on some or all of the proposals at the NBYS special meeting?

A:    If you are a NBYS shareholder and you do not submit a proxy card, directly or through your broker, or vote at the NBYS special meeting, it will make it difficult for NBYS to establish a quorum necessary to transact business at the NBYS special meeting. To establish a quorum, a majority of all shares outstanding and entitled to vote must be present or represented at the NBYS special meeting. If a quorum is established, failure to vote in person or by proxy, may impact the potential approval of the issuance of NBYS common stock in the transaction and the resulting change of control of NBYS, approval of the amendment to NBYS’s Certificate of Incorporation effecting the reverse stock split, the assumption of the FIIC 2005 Plan and/or the Reincorporation and Name Change, thereby interfering with NBYS’s ability to close the Merger.

If you are a NBYS shareholder and you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted on any of the proposals relating to the transaction. Abstaining in this manner or failing to vote in person or by proxy will have the same impact as a vote AGAINST approval of the proposals, interfering with NBYS’s ability to approve and close the Merger.

Broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) will be counted only for purposes of establishing a quorum, and will have the effect of a vote AGAINST the proposals.

Q:    May I revoke my proxy?

A:    You may revoke your proxy and change your vote at any time before the polls close at the NBYS special meeting. You may do this by: (i) sending written notice to Nicklebys.com, Inc., Attention: Scott Thornock, 3179 S. Peoria Court, Aurora, Colorado 80014 (ii) signing another proxy with a later date and delivering the proxy to Nicklebys.com, Inc., Attention: Scott Thornock, 3179 S. Peoria Court, Aurora, Colorado 80014; or (iii) voting in person at the NBYS special meeting. If you have instructed a broker to vote your shares, you must follow the directions from your broker on how to change that vote.

Q:    Are NBYS shareholders entitled to dissenters’ rights in relation to any of the proposals?

A:    Pursuant to Section 7-113-101 et seq. of the CBCA, NBYS shareholders who object to the Merger shall have the right to dissent to that transaction and to demand to be paid in cash the fair value of their shares by following the procedures prescribed in the CBCA. This proxy statement sets forth the rights of dissenting shareholders and provides a description of the procedures required to be followed by dissenting shareholders to obtain such fair value for their shares.

PROPOSAL 1 - APPROVAL OF ISSUANCE OF NBYS SECURITIES AND CHANGE OF CONTROL OF
NBYS PURSUANT TO THE AGREEMENT AND PLAN OF MERGER WITH FIIC

THE MERGER

BACKGROUND OF THE MERGER

From its inception in January 2005, FIIC sought a public company candidate for a business combination, in an effort to structure a transaction that would provide its start-up investors the liquidity of investment in a public company, and thereby encourage the additional level of investment needed to become fully operational as an insurance business more quickly. In the fall of 2004, FIIC founder, James W. France, selected Peyton, Chandler & Sullivan, Inc. (“PCS”) as a consultant to assist his planned insurance company in identifying a suitable candidate for a reverse merger. After FIIC’s formation, PCS identified a few potential candidates and FIIC originally decided to proceed with a company other than NBYS. However, unsatisfied with the timeline for the proposed transaction, that other company abandoned further merger discussions with FIIC. In late June 2005, PCS introduced FIIC to the principals of NBYS.

From NBYS’s inception in 1999 until August 2003, the company focused on acquiring fine art, antiques and collectibles and offering these items for auction via its website. Although NBYS sought to provide a broad selection of quality items, a user-friendly web site, and strong customer service, NBYS’s operations did not fulfill management’s business objectives or attain profitability for several reasons, including undercapitalization, lack of sufficient market penetration, and general economic conditions that limited the availability of disposable income upon which the NBYS business model relied. As a result, in August 2003, the NBYS board of directors approved a business restructuring plan designed to attain profitability by reducing expenses, terminating all NBYS employees and hiring a related entity, Estate Traders, LLC, to manage its business in exchange for a commission of 50% on certain sales.

The 2003 restructuring plan did not succeed, and NBYS continued to face declining operations, increased losses and the high costs associated with remaining a public company. In mid-2004, NBYS decided to terminate its active business, sell its remaining inventory, and capitalize on what the company perceived to be its most marketable asset — its status as a public reporting company. NBYS determined that it would be in the best interests of NBYS and its shareholders to evaluate a merger with a non-public company with a potentially more profitable business model than the existing NBYS business. After initial research on various candidates for acquisition, NBYS entered into a letter of intent on January 18, 2005 to merge with Telzuit Technologies, LLC (“Telzuit”) a Florida limited liability company, which develops and markets a heart monitoring device. After execution of the letter of intent, NBYS and Telzuit conducted due diligence activities and negotiated a definitive merger agreement. However, when the parties presented the agreement to their respective boards of directors, Telzuit’s board declined to approve the proposed agreement and voted to terminate the transaction. On April 13, 2005, NBYS announced that merger negotiations with Telzuit had terminated and that NBYS would continue to seek a merger with a privately-held operating company.

Cordovano and Honeck LLP, an independent registered public accounting firm, noted in its report on NBYS’s financial statements included in NBYS’s Annual Report on Form 10-KSB for the year ended December 31, 2004, that NBYS’s financial condition raised substantial doubt about NBYS’s ability to continue as a going concern. During 2005, NBYS has generated only minimal revenue and is it not expected to generate any revenue in the future. NBYS no longer has any active accounts, is no longer operational, and has no employees. Thus, consistent with its business plan, after the termination of the agreement with Telzuit, NBYS continued to research private entities available for acquisition and eventually came to the attention of FIIC.

In June 2005, FIIC and NBYS began conducting extensive due diligence on each other, and each ultimately determined that the other was a suitable candidate for a merger. Throughout June and July 2005, the representatives of the parties, including Mr. Thornock, James France, CEO of FIIC, and the companies’ respective legal counsel engaged in a number of meetings and conference calls during which the parties discussed a possible merger transaction between NBYS and FIIC. The parties discussed the value that FIIC placed on NBYS’s status as a public company and the possibility of a reverse merger to allow FIIC to become a public company without incurring the expenses associated with an initial public offering. The parties also discussed FIIC’s business plans and NBYS’s capital structure. The companies then consulted with their respective financial, legal and tax advisors regarding the financial terms and structure of a proposed reverse merger. Thereafter, the principals of NBYS and FIIC agreed to terms pursuant to which NBYS would act as the publicly traded company to effectuate the Merger, including that, simultaneously with a proposed merger, NBYS would complete the termination of its existing business and distribute any remaining assets or liabilities not covered by the merger consideration.

During the course of the due diligence and negotiation process, the parties also determined that a reverse stock split and the cancellation of up to 500,000 (pre-split) shares of existing, outstanding NBYS common stock would assist in making shares of NBYS common stock more valuable merger consideration for the FIIC stockholders, increasing the likely success of the transaction. To this end, Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner and James Watson volunteered to cancel some of their shares for cash consideration effective just prior to the closing of the Merger. Also, Mr. Thornock and Mr. Capra agreed to continue to forbear payment of certain amounts owed by NBYS to them as individuals pending the settlement of such amounts in cash, or for Mr. Capra in distributed assets as well, concurrent with the closing of the Merger.

The NBYS board ultimately determined that a transaction with FIIC represented the best known opportunity for the NBYS shareholders to obtain value for its status as a public company and to shift its operational focus to a potentially more profitable industry. On July 19, 2005, the parties signed the definitive Merger Agreement and the related Escrow and Share Cancellation Agreement, and NBYS filed a periodic report on Form 8−K reporting the execution of the Merger Agreement. Other than the foregoing, there were no other negotiations, or prior transactions or contracts between NBYS and FIIC.

On October 31, 2005, the parties amended the Merger Agreement to allow additional time to complete the drafting and filing of the necessary proxy documentation for solicitation of the approval of their respective securityholders.

NBYS’s Reasons For The Merger

The NBYS board of directors considered various factors in approving the Merger (including the Stock Split, Plan Assumption and Reincorporation and Name Change) and the Merger Agreement, including:

•	that NBYS incurred consistent losses over the course of several years of operations;

•	NBYS’s inability to expand its operations to profitability;

•	NBYS’s termination of its auction-related operations;

•	NBYS’s lack of future business prospects other than via a merger or acquisition;

•	the determination of NBYS’s management team that the only remaining value to NBYS shareholders inherent in its business was NBYS’s status as a public reporting company;

•	the terms of the Merger, including the fairness to the NBYS shareholders of the consideration to be issued to the FIIC stockholders in connection with the Merger;

•	the substantial dilution to NBYS’s existing shareholders as a result of the structure of the Merger;

•	the available technical, financial and managerial resources possessed by FIIC;

•	the quality and experience of FIIC’s management team, including their experience in developing the FIIC Underwriting Data and Standards and the related access technology;

•	the FIIC management team’s limited experience managing public reporting companies and in the insurance industry;

•	FIIC’s potential and efforts to raise additional financing in support of the launch and growth of its business operations;

•	the profit potential of FIIC’s business plan;

•	the potential for growth and expansion of FIIC’s products and services;

•	that the combined group likely would not be cash flow or EBITDA positive immediately after the Merger;

•	an anticipated increase in shareholder value as a result of the Merger; and

•	the risk that the benefits sought in the Merger may not be fully realized.

NBYS’s management and board of directors placed great weight on the business experience and contacts in the financial community of FIIC’s management and the time and effort these individuals have devoted to developing FIIC’s business plan and the FIIC Database Content and Technology. Upon consideration of these factors as a whole, and after analyzing FIIC’s start-up operations, technical assets, intellectual property and managerial resources, the board concluded that acquiring FIIC’s assets and business plan would enable NBYS shareholders to recognize some value, and possible capital appreciation, from their current shares of NBYS common stock.

No Financial Advisor

NBYS did not engage financial advisors in connection with the Merger and has not obtained an opinion, report or appraisal from any financial advisor or other third party as to the fairness of the Merger to NBYS’s shareholders from a financial point of view, or as to any other matters. NBYS’s board of directors did not believe that obtaining such an opinion, report or appraisal would be an appropriate use of funds given NBYS’s lack of revenue-generating operations and current outstanding liabilities. Nevertheless, the board of directors of NBYS believes that the Merger is in the best interests of NBYS and NBYS’s shareholders. Because of the absence of a fairness opinion, there will be no independent assurance from an expert that the consummation of the Merger is fair from a financial point of view to NBYS’s shareholders. As such, NBYS shareholders should carefully review all information provided in this proxy statement, including all financial information provided herein or incorporated by reference, when evaluating the proposals presented.

FIIC’s Reasons For The Merger

FIIC’s board of directors considered various factors in approving the Merger and the Merger Agreement, including:

•	the increased market liquidity expected to result from exchanging securities in a private company for the publicly traded securities of NBYS;

•	the ability to use securities of a publicly-traded company to make further acquisitions of assets or businesses in support of FIIC’s insurance business;

•	increased visibility in the financial and insurance communities;

•	enhanced access to the capital markets; and

•	the perceived credibility and enhanced corporate image of being a publicly traded company.

Given those circumstances, the FIIC board decided that the best course of action for FIIC and its securityholders was to enter into and conclude the proposed Merger with NBYS, after which the FIIC management will take control of NBYS and FIIC will have the opportunity to grow its operations as a subsidiary of a publicly traded company.

FIIC’s board of directors did not request a fairness opinion in connection with the Merger.

STRUCTURE OF THE MERGER

Overview

Just prior to the closing of the Merger:

•	NBYS will effectuate a 1-for-2.00317 reverse stock split (the “Stock Split”);

•
NBYS will cause 500,000 (pre-split) shares of common stock held by NBYS shareholders Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner, and James Watson, (collectively, the “NBYS Canceling Shareholders”) to be cancelled and extinguished (the “Share Cancellation”);

•	In consideration for the Share Cancellation, FIIC shall pay an aggregate sum of $200,000 to the NBYS Canceling Shareholders; and

•
The individuals currently serving as FIIC’s board of directors will be appointed to the NBYS board of directors and the current members of the NBYS board of directors will resign, contingent and effective upon the closing of the Merger.

In addition, prior to closing, FIIC will engage an independent registered public accounting firm who will become the accountant for the combined group upon the closing of the Merger.

At the effective time of the Merger:

•	NBYS will merge the Merger Sub with and into FIIC and the separate corporate existence of the Merger Sub shall cease;

•	NBYS will issue 11,468,377 shares of its common stock on a post-split, one-for-one basis in exchange for 100% of the issued and outstanding shares of FIIC common stock;

•
NBYS will assume all outstanding options and warrants to purchase shares of FIIC common stock and all outstanding notes convertible into shares of FIIC common stock on the same terms and conditions as previously issued by FIIC;

•	NBYS will adopt the FIIC 2005 Plan as its own plan (the “Plan Assumption”);

•
NBYS will distribute its remaining assets held prior to the Merger to Mr. Capra, in exchange for their minimal book value or cancellation of debt owed to Mr. Capra by NBYS up to the amount of such book value;

•
NBYS will discharge up to $100,000 of its pre-closing liabilities with cash consideration provided by FIIC, and then distribute any remaining pre-closing liabilities to the NBYS Canceling Shareholders;

•	NBYS will issue a senior secured convertible notes and warrant in exchange for FIIC’s outstanding note from its Bridge Financing, and issue related warrants to FIIC’s bridge financing consultant; and

•	FIIC’s senior management will take over management of the combined group.

Following the close of the Merger, NBYS also will reincorporate as a Delaware corporation and change its name to “FIIC Holdings, Inc.” (the “Reincorporation and Name Change”).

As a result of the Merger, the former FIIC stockholders will be holders of NBYS common stock, and FIIC optionholders, warrantholders and noteholders will become holders of options, warrants and notes, respectively, to acquire shares of NBYS common stock. The holder of the senior secured promissory note issued in FIIC’s Bridge Financing will receive a replacement note convertible into shares of NBYS common stock and a warrant to purchase shares of NBYS common stock. NBYS shall be the parent corporation and FIIC will survive as its wholly-owned subsidiary and the holding company for the planned insurance subsidiaries. Based on the number of shares of FIIC common stock and FIIC’s options, warrants and convertible notes outstanding as of November 30, 2005, we anticipate that there will be 12,666,983 shares of NBYS common stock outstanding after the Merger, whereby the current stockholders of NBYS will own approximately 9.5% of the combined group’s issued and outstanding shares of common stock, or approximately 7.4% of the combined group’s issued and outstanding common stock if all 2,970,302 warrants to purchase shares of common stock and all outstanding convertible notes assumed or issued pursuant to the Merger are exercised or converted, respectively, which would result in 16,287,285 shares of common stock outstanding.

To close the Merger, NBYS must receive votes of approval from a majority of its outstanding shares entitled to vote on each of the proposals presented herein. If the proposals receive the majority approval necessary and the parties meet all other conditions to the closing of the Merger, then the Merger will occur and individual NBYS shareholders will not be able to decline to participate. However, individual NBYS shareholders may have dissenters’ or appraisal rights under Colorado law; for further information about such rights, see the section entitled “Dissenters’ Rights” beginning on page 49.

NBYS will issue the shares pursuant to the Merger in reliance on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). Reliance on Rule 506 requires that there be no more than 35 non-accredited purchasers of securities from the issuer in the offering. FIIC has represented to NBYS that the majority of its stockholders are “accredited investors” as defined in Rule 501(a) of Regulation D and that less than 35 of its stockholders are “non-accredited.” FIIC also has represented that there has been no advertising or general solicitation in connection with this transaction and that FIIC is not aware of any other facts which would prevent the availability of an exemption from the registration requirements of federal and state securities laws.

The Merger Agreement

Conditions to Close

NBYS’s obligation to issue shares of NBYS common stock pursuant to the Merger Agreement, which we refer to throughout as the “closing,” will not take place until NBYS shareholders vote to approve the Merger and the related proposals upon which the Merger is contingent, and the parties satisfy, or waive where allowable, the other conditions listed in the Merger Agreement. These closing conditions include, but are not limited to, the following:

•	NBYS shall have obtained the approval of NBYS’s shareholders of the Merger and resulting change in control, the Stock Split, the Plan Assumption and the Reincorporation and Name Change;

•	NBYS shall have amended its Articles of Incorporation to effectuate the Stock Split;

•
NBYS shall have executed an Agreement and Plan of Merger (the “Reincorporation Agreement”) for the reincorporation of NBYS from the State of Colorado to the State of Delaware, along with any statutorily required supporting documentation; provided, however that such Reincorporation Agreement and required supporting documents shall be in form and substance acceptable to FIIC, in its reasonable discretion;

•
NBYS shall have obtained written resignations of all of its officers and directors of NBYS in office immediately prior to the closing, and shall have passed board resolutions electing individuals identified and approved by FIIC to the board;

•	NBYS shall provide evidence of cancellation of the 500,000 pre-split shares of NBYS common stock held collectively by the NBYS Canceling Shareholders;

•	The representations and warranties of NBYS, Merger Sub and the NBYS Canceling Shareholders provided in the Merger Agreement shall be true in all material respect;

•
NBYS, Merger Sub and the NBYS Canceling Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by the Merger Agreement to be performed or complied with by them at or prior to the closing;

•	There shall not have occurred a dissolution, liquidation or termination of existence of NBYS or an event having a material adverse effect with respect to NBYS;

•	The FIIC stockholders shall have voted to approve the Merger and any related proposals;

•	FIIC shall have made full payment of the aggregate consideration for the 500,000 pre-split shares of NBYS common stock held collectively by the NBYS Canceling Stockholders;

•
Each individual approved by FIIC and appointed as director of the combined group shall have submitted to NBYS a written response to a director questionnaire and NBYS shall prepare and file with the SEC an Information Statement -- Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder;

•	The representations and warranties of FIIC provided in the Merger Agreement shall be true in all material respects;

•
FIIC shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by the Merger Agreement to be performed or complied with by them at or prior to the closing; and

•	There shall not have occurred an event having a material adverse effect with respect to FIIC.

Termination of the Merger Agreement

The Merger Agreement may be terminated and the Merger may be abandoned prior to closing under several circumstances, including:

•	By mutual written consent of FIIC and NBYS by action of their respective boards of directors;

•
By action of the board of directors of either NBYS or FIIC, if the terminating party has not breached in any material respect its obligations under the Merger Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated and:

•
the Merger shall not have been consummated within 120 days of the initial filing date of this proxy statement, whether such date is before or after the date of approval of the Merger by FIIC’s stockholders and NBYS’s shareholders;

•
any statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any governmental authority or other legal restraint or prohibition preventing the Merger shall be in effect; or

•
there shall be pending or threatened by any governmental authority any suit, action or proceeding challenging or seeking to restrain or prohibit the Merger or seeking to obtain any material damages from any party in connection with the Merger or there shall be issued any judgment permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable;

•	by action of the board of directors of FIIC, if:

•
any of NBYS’s representations and warranties shall have been materially inaccurate as of the date of the Merger Agreement, or become materially inaccurate as of a subsequent date and such inaccuracy has not been timely cured by NBYS;

•	NBYS’s representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed;

•
FIIC receives a Competing Proposal (as defined below) and the board of directors of FIIC determines in good faith that its fiduciary obligations under applicable law require that such Competing Proposal be accepted;

•	NBYS shall have suffered any material adverse effect on its financial condition, results of operations or business; or

•	holders of more than 10% of the issued and outstanding shares of NBYS common stock shall have filed a notice or election of dissenters’ rights;

•	or by action of the board of directors of NBYS, if:

•
any of FIIC’s representations and warranties shall have been materially inaccurate as of the date of the Merger Agreement, or become materially inaccurate as of a subsequent date and such inaccuracy has not been timely cured by FIIC; or

•	FIIC shall have suffered any material adverse effect on its financial condition, results of operations or business.

In the event of termination of the Merger Agreement in accordance with its terms and the abandonment of the Merger, the Merger Agreement shall become void and of no effect with no liability on the part of any party to the Agreement (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors, or other representatives); provided, however, that unless otherwise provided in the Merger Agreement, no such termination shall relieve any party of any liability or damages resulting from any willful breach of the Merger Agreement.

No Solicitation

At no time prior to closing, shall either NBYS or FIIC or any of their respective officers, directors, managers, owners and representatives initiate or solicit any proposal or offer from any person regarding any Competing Transaction or encourage or facilitate a Competing Proposal by providing nonpublic information or conducting any discussions or negotiations or entering into any agreement or understanding for a Competing Transaction. For purposes of the Merger Agreement, a “Competing Proposal” is any unsolicited inquiry, proposal or offer from any person relating to (a) any tender offer or exchange offer or other acquisition or series of acquisitions that, if consummated, would result in any person owning beneficially 50% or more of the ownership interests of NBYS, or (b) any merger, consolidation, business combination, or similar transaction involving NBYS or between FIIC and any other public company. A “Competing Transaction” is each and any of the individual transactions referred to in the definition of Competing Proposal.

These restrictions on solicitation of alternate proposals shall not prevent the either party from entering into negotiations involving a Competing Transaction if the respective NBYS or FIIC board of directors determines in good faith that (a) pursuing the Competing Proposal is necessary for compliance with its fiduciary duties under applicable law, and (b) prior to entering into negotiations, either NBYS or FIIC shall have provided written notice to the other that includes the terms of the Competing Proposal, the identity of the person making the Competing Proposal and the fiduciary basis for entering negotiations. In such event, the party receiving such notice has a period of ten business days to submit a Competing Proposal or amend the terms of the Merger Agreement for consideration by the directors of the party providing such notice. To the extent either party, NBYS or FIIC respectively, accepts a Competing Proposal, the party accepting the Competing Proposal shall pay in full the fees and expenses of the other party, FIIC or NBYS respectively, incurred to the date of such acceptance in connection with the negotiation, execution, due diligence and other activities related to and transactions contemplated by the Merger Agreement.

Representations and Warranties

The Merger Agreement contains various representations and warranties of NBYS, Merger Sub, the NBYS Canceling Shareholders and FIIC. NBYS, Merger Sub, the NBYS Canceling Shareholders represent and warrant to FIIC as to, among other things organization, capitalization, authority and enforceability, SEC documents, financial statements, liabilities or claims, tax matters, broker’s fees, subsidiaries, registration rights, option and benefit plans, and absence of certain adverse changes. FIIC represents and warrants to NBYS, Merger Sub, and the NBYS Canceling Shareholders as to, among other things organization, capitalization, authority and enforceability, financial statements, liabilities or claims, tax matters, intellectual property, and absence of certain adverse changes.

The Escrow and Share Cancellation Agreement

Prior to the closing of the Merger, NBYS will cause 500,000 (pre-split) shares of common stock held by NBYS shareholders Scott Thornock, Bruce Capra, Paul Zueger, Michael Tanner, and James Watson (collectively, the “NBYS Canceling Shareholders”) to be cancelled (the “Share Cancellation”), pursuant to the Escrow and Share Cancellation Agreement by and among these shareholders and FIIC, dated July 19, 2005. In consideration for the Share Cancellation, FIIC shall pay an aggregate sum of $200,000 to the NBYS Canceling Shareholders, which shall not be adjusted upon effectiveness of the Stock Split. The parties designed the Share Cancellation to reduce the number of outstanding NBYS shares prior to the Merger to assist in making shares of NBYS common stock more valuable merger consideration for FIIC stockholders, in order to increase the likely approval of the Merger by the FIIC stockholders.

The NBYS Canceling Shareholders deposited the stock certificates representing the shares to be cancelled (the “Cancellation Shares”) with a designated escrow agent and FIIC will deposit the aggregate cash consideration with the escrow agent no later than one week prior to the intended closing date, which the escrow agent shall deposit in a non-interest bearing account. On the closing date of the Merger, the escrowed Cancellation Shares, shall be deemed automatically cancelled. Upon cancellation of the Cancellation Shares, the Escrow Agent shall distribute from the Cancellation Consideration, of which Thornock will receive the sum of $55,000, Capra will receive the sum of $27,500, Zueger will receive the sum of $7,500, Tanner will receive the sum of $55,000 and Watson will receive the sum of $55,000. In the event the Merger Agreement is terminated in accordance with its terms, the escrow agent will release the cash consideration to FIIC and the Cancellation Shares to the NBYS Canceling Shareholders.

The FIIC Bridge Financing and Private Placement

The Bridge Financing

In August 2005, FIIC entered a consulting agreement with Bridgewater Capital Corporation (“Bridgewater”) for general business advisory and consulting services, including assisting FIIC locate and secure bridge financing. Subsequently, Bridgewater introduced FIIC to Oceanus Value Fund, L.P., or Oceanus, and assisted in bridge financing negotiations. In November 2005, FIIC entered a securities purchase agreement with Oceanus under which it issued a $350,000 Senior Secured Promissory Note bearing annual interest at 12% (the “FIIC Note”). Under the terms of the Bridge Financing documents, upon closing of the Merger, NBYS is obligated to issue a $350,000 Senior Secured Convertible Promissory Note bearing annual interest at 12% (the “NBYS Note”) and a warrant to purchase shares of common stock (the “NBYS Warrant”) in exchange for the outstanding FIIC Note. The NBYS Warrant will entitle Oceanus to purchase up to 758,918 shares of the combined group’s common stock, an amount equal to 5% of the anticipated fully diluted post-Merger share capital of FIIC, minus any shares allocated for conversion of the NBYS Note, shares issuable in the Private Placement and shares underlying the NBYS Warrant itself. We refer collectively to the issuance of the FIIC Note and the anticipated issuance of the NBYS Note and NBYS Warrant as the Bridge Financing.

The FIIC Note is due and payable on February 28, 2006; the NBYS Note is due and payable on the earlier of February 28, 2006 or the combined group’s receipt of equity or debt financing in excess of $500,000. If the combined group receives such financing post-Merger and prior to February 28, 2006, the combined group must pay Oceanus the lesser of 50% of the amount of the financing or the balance owed on the note, including interest. Alternately, Oceanus may elect to convert the NBYS Note to shares of the combined group’s common stock at any time at a rate of $1.00 per share, including accrued and unpaid interest. If the note remains unpaid and unconverted at such time that the closing price for the combined group’s common stock equals or exceeds $3.00 per share for 20 consecutive trading days on the OTCBB, the trading volume for the common stock has been at least $250,000 per day for the 20 consecutive trading day period, and the shares allocated for the conversion are freely tradeable pursuant to an effective registration statement of Rule 144(k), then the note shall automatically convert at a rate of $3.00 per share. Thus, Oceanus has a right to receive at least 1,108,918 shares of the post-Merger combined group’s common stock, not including any potentially convertible accrued interest, and the combined group shall reserve such shares for issuance to Oceanus upon the conversion of the note and/or exercise of the warrant. The exercise price for the NBYS Warrant will be established at the time of its issuance upon closing of the Merger.

FIIC has executed a security agreement in favor of Oceanus pledging all of its existing and hereafter acquired assets, including its license for the FIIC Database Content and Technology, as security for the note. At the time of the exchange of the FIIC Note for the NBYS Note and NBYS Warrant, the combined group will also provide a similar security agreement and FIIC will provide a subsidiary guaranty. In addition, 10 existing FIIC stockholders, including certain directors, officers and affiliates of FIIC shall execute pledge agreements guarantying the combined group’s obligations under the NBYS Note with an aggregate 4,761,000 shares of their common stock.

In connection with the Bridge Financing, pursuant to the consulting agreement, FIIC is also obligated to provide Bridgewater 651,376 shares of FIIC common stock prior to the Merger and certain cash fees. Upon completion of the Merger and the issuance of the NBYS Note, the combined group is obligated to issue Bridgewater 35,000 warrants to purchase common stock of the combined group upon the issuance of the convertible note.

The Private Placement

In October 2004, in anticipation of the formation of FIIC and the launch of its operations, FIIC signed an agreement with a placement agent (the “Placement Agent”) to act as FIIC's exclusive placement agent in connection with a private placement of up to 5 million shares of its common stock (the “Private Placement”). In this capacity, the Placement Agent agreed to seek commitments from investors to purchase FIIC's securities. The Placement Agent agreed to act as FIIC's agent and not on an underwritten basis. The shares will only be offered to “accredited investors” as defined in Regulation D under the Securities Act of 1933. In exchange for the Placement Agent's services, FIIC agreed to pay a non-refundable retainer fee of $12,500 and a transaction fee equal to 10% of the aggregate gross proceeds received by FIIC from the sale of the securities in the Private Placement, less the retainer fee. FIIC will also issue the Placement Agent warrants to purchase a number of shares of FIIC common stock equal to 10% of the number of shares sold in the Private Placement any time within five years of the completion of the Private Placement.

In September 2005, the Placement Agent and FIIC affirmed their agreement and extended the termination date through December 31, 2005. FIIC is preparing a private placement memorandum for use by the Placement Agent, per the agreement, and the Placement Agent intends to launch the Private Placement prior to the close of the Merger.

Use of Proceeds

FIIC intends to use the financing received from Oceanus to pay the initial interest due on the FIIC Note, various fees and expenses related to the Bridge Financing, and to fund the initial stages of the application process for the establishment and licensing of its insurance subsidiaries.

FIIC anticipates that the net proceeds from the Private Placement, assuming the sale of $2.5 million of securities, will be approximately $2.2 million after deducting placement agent commissions and other anticipated offering expenses, although the actual net proceeds will depend upon the actual number of securities sold by FIIC and the actual offering expenses it incurs. FIIC intends to use the net proceeds from the Private Placement to repay its outstanding short-term debt, including any remaining loan principal from the Bridge Financing, and to fund the working capital reserve account required to obtain a license from the Washington, D.C. Department of Insurance and Securities Regulation, in support of its planned application to establish a Risk Retention Group, or RRG. FIIC must successfully establish an RRG and obtain a license for the RRG before it can launch its insurance operations. Any funds received beyond those needed to repay debt and fund the regulatory working capital reserve will be used for general corporate purposes, including working capital, marketing and expanding FIIC's technical employee base. FIIC may also use a portion of the net proceeds for the acquisition of complementary businesses, technologies or products. There are no contracts or agreements to do so, however.

Registration Rights

The terms and conditions of FIIC’s Bridge Financing and its Private Placement include piggyback registration rights for any shares issued in relation to these transactions. Thus, if FIIC, or subsequently the combined group, decides to register any shares on its own account or on behalf of other shareholders, the company will also be obligated to pay all expenses incident to registering some or all of the shares issued in relation to the Bridge Financing and/or the Private Placement, covering the subsequent resale by investors of these shares of the company’s common stock. These registration rights are subject to the requirement that sellers pay all underwriting discounts or commissions with respect to their shares and all shares in registration will be subject to any lock-up provisions and cut-backs as may be proposed by the underwriter, if any. However, registration will allow these shares to ultimately be sold on the open market and the significant percentage of shares entering the market at once could adversely affect the market price of the company’s common stock, as the substantially increased supply of such shares could drive down their perceived value.

Effect of the Bridge Financing and Private Placement on the Merger Consideration

To the extent that the Private Placement closes prior to the close of the Merger, NBYS will issue at closing additional shares of its common stock on a one-for-one basis in exchange for any shares so issued by FIIC. Further, NBYS will assume any remaining obligations under any warrants issued by FIIC to the Placement Agent on the same terms and conditions as issued by FIIC. If the Private Placement is not closed prior to the closing of the Merger, it is anticipated that NBYS would complete the Private Placement post-Merger. In either event, the percentage ownership of the remaining shareholders of NBYS will be substantially decreased.

The Private Placement and the conversion of the NBYS Note, would result in up to 18,016,983 shares of NBYS common stock outstanding after the Merger, such that the current stockholders of NBYS would own approximately 6.7% of the combined group’s issued and outstanding shares of common stock, or approximately 5.5% on a fully diluted basis.

THIS PROXY STATEMENT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Regulatory Approvals

We are not aware of any federal or state regulatory requirements that NBYS must comply with or approvals that NBYS must obtain to consummate the transactions, other than:

•	filing of the certificate of amendment to NBYS’s Articles of Incorporation with the Secretary of State of the State of Colorado in relation to the Stock Split;

•	filing of this proxy statement with and completion of review, if any, by the SEC;

•	subsequent distribution to the NBYS shareholders in support of the NBYS special meeting;

•	filing of Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Merger with the Secretary of State of the State of Delaware to effect the Merger; and

•
filing a Certificate of Merger and supporting corporate organizational documents with the Secretary of State of the State of Delaware and Statement of Merger with the Secretary of State of the State of Colorado to effect the Reincorporation and Name Change.

If any additional approvals or filings are required, we will use our commercially reasonable efforts to obtain those approvals and make any required filings before completing the Merger.

Although as a business combination the Merger is generally subject to antitrust laws, NBYS and FIIC do not presently believe the Merger to be subject to the reporting and waiting provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act, which prevents transactions meeting certain size tests, and not otherwise exempt, from being completed until required information and materials are furnished to the Antitrust Division of the DOJ and the FTC and the related waiting period expires or is terminated early. NBYS and FIIC do not believe the proposed Merger meets the threshold assets or values for reporting. Although it is not anticipated that circumstances will change in such a way that prior to closing HSR filings would be required, it is possible that a change could occur and thereby trigger filing requirements. If that were to occur, the parties would, at that time, be required to file notifications with the DOJ and the FTC and wait for the termination or expiration of the waiting period before closing the transaction.

The initial waiting period under the HSR Act is 30 days, beginning on the date that both parties complete their filings. The waiting period can be terminated early by action of both the Antitrust Division of the DOJ and by the FTC. Either agency can extend the waiting period by issuing a Request for Additional Information or second request. Such a request extends the waiting period until 30 days after each of the parties has substantially complied with the second request. Whether or not the parties are subject to the notice and waiting period requirements of the HSR Act, and if so, even if the waiting period has been terminated or expired, the DOJ or the FTC, as well as other regulatory agencies or state government or private person, may challenge the transaction at any time before or after its completion. The parties cannot assure you that the DOJ or the FTC will refrain from trying to prevent the transaction or seeking to impose restrictions or conditions on NBYS as a condition of not challenging the transaction. Depending on the nature of any restrictions or conditions, these restrictions or conditions may jeopardize or delay completion of the transaction, or lessen the anticipated benefits of the transaction. No filings have been made or are presently contemplated with the U.S. Department of Justice, or the “DOJ,” and the U.S. Federal Trade Commission, or the “FTC,” in relation to the Merger. Nevertheless, either the DOJ or the FTC, or another regulatory agency or government, state or private person, may challenge the transaction at any time before or after completion.

Interests of NBYS’s Directors, Officers and Certain Shareholders

In considering the recommendation of NBYS’s board of directors that NBYS shareholders vote in favor of the Merger and the resulting change of control of NBYS, NBYS shareholders should be aware that some NBYS officers, directors and shareholders have interests in the transaction that are different from, or in addition to, the interests share by all other NBYS shareholders. Specifically, five NBYS shareholders are parties to the Merger Agreement and the Share Cancellation Agreement and will receive cash consideration for the cancellation of a portion of their existing NBYS shares. Of the five NBYS Canceling Shareholders, Mr. Thornock and Mr. Capra are directors and officers of NBYS, and Mr. Zueger is a director. Mr. Thornock will receive $55,000, Mr. Capra will receive $27,500 and Mr. Zueger will receive $7,500 in consideration for the cancellation of their respective shares in the Share Cancellation, contingent upon the approval of the Merger and the related proposals upon which the Merger is contingent. Mr. Tanner and Mr. Watson will each receive $100,000 under the same terms and conditions, contingent upon the approval and closing of the Merger.

Further, upon closing of the Merger, the combined group shall distribute any remaining NBYS assets to Mr. Capra in exchange for their book value or cancellation of debt owed to Mr. Capra by NBYS up to the amount of such book value. NBYS anticipates that the remaining assets at closing will have a book value of less than $500. NBYS also has four outstanding promissory notes, each with a principal amount of $2,000 with interest at 8% per annum in favor of Mr. Thornock, Mr. Tanner, Mr. Capra and Mr. Watson respectively, all of which were entered to obtain funds necessary to pay for professional services in support of the Merger and which will be repaid from the cash consideration received by NBYS towards settlement of its pre-Merger liabilities at closing. NBYS also shall distribute any remaining pre-closing NBYS liabilities in excess of $100,000 to the NBYS Canceling Shareholders, pursuant to the Merger Agreement.

NBYS’s board of directors was aware of these interests and considered them, among other factors, in evaluating the fairness of the transaction to the NBYS shareholders as a whole.

Accounting Treatment

After the Merger, FIIC’s securityholders will own approximately 92.6% of the fully diluted share capital of NBYS after the acquisition, and as a result FIIC shall be treated as the acquiring company for accounting purposes. The Merger will be accounted for as a reverse acquisition under the purchase method of accounting for business combinations in accordance with U.S. GAAP. Although the parties intend for there to be no remaining NBYS assets and liabilities as of the close of the Merger, after the distributions to Mr. Capra and Mr. Thornock discussed above, any remaining assets or liabilities will be recorded at their respective fair values and added to those of FIIC. Reported historical financial condition and results of operations of the combined group shown for comparative purposes in periodic filings subsequent to the completion of the transaction will reflect FIIC’s operations only.

The transaction will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” Under the purchase method of accounting, the total estimated purchase price will be allocated to the net tangible and intangible assets acquired and liabilities assumed in connection with the Merger, based on their estimated fair values as of the completion of the Merger, taking into account the intended issuance of NBYS’s remaining assets and the settlement of its outstanding liabilities upon consummation of the Merger. A final determination of any estimated fair values, which cannot be made prior to the completion of the Merger, will be based on the actual net tangible and intangible assets of NBYS that exist as of the date of completion of the Merger. The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of NBYS that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group.

Material Federal Income Tax Consequences of the Merger for NBYS and NBYS Shareholders

The following is a summary of certain material United States federal income tax consequences to shareholders of NBYS resulting from the Merger. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended, or the Code, treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

NBYS has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The tax treatment of a shareholder may vary depending on such shareholder’s particular situation or status. This discussion is limited to shareholders who hold their NBYS shares as capital assets and it does not address aspects of United States federal income taxation that may be relevant to shareholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, regulated investment companies, real estate investment trusts, insurance companies, tax-exempt entities, persons holding NBYS shares as part of a hedge, straddle or other risk reduction transaction, persons that are subject to loss disallowance rules with respect to their NBYS shares, a trader in securities that has elected the mark-to-market method of accounting for your securities, a person who is an investor in a pass-through entity, a controlled foreign corporation and owner thereof, a passive foreign investment company and owner thereof, or a United States expatriate. This discussion also does not address aspects of United States federal income taxation with respect to the Merger that may be relevant to those individual NBYS shareholders who are parties to the Merger Agreement and Escrow and Share Cancellation Agreement. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of NBYS shares who is not, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States or any state thereof (including the District of Columbia);

•	an estate the income of which is subject to United States federal income tax regardless of its source; or

•
a trust, if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, was treated as a United States trust on August 19, 1996 and validly elected to continue to be treated as a United States trust).

For purposes of this discussion, a “U.S. holder” is, for U.S. federal income tax purposes, an individual, trust, or corporation that is a beneficial owner of NBYS shares, and who is not a non-U.S. holder.

HOLDERS OF NBYS SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Tax Consequences to U.S. Holders

Consequences of the Merger to U.S. Holders Who Do Not Exercise Dissenter’s Rights

U.S. Holders who do not exercise dissenter’s rights in the Merger will own their NBYS shares immediately following the Merger and will not recognize gain or loss as a result of the Merger. Such U.S. Holders should maintain the same tax basis and holding period in their NBYS shares following the Merger as they held in their NBYS shares prior to the Merger.

Consequences of the Merger to U.S. Holders Who Exercise Dissenter’s Rights.

A U.S. Holder who exercises dissenter’s rights generally should be treated as having his or her shares redeemed by NBYS for a purchase price equal to the amount of money received by such holder in exchange for his or her NBYS shares. The redemption should be treated as a sale or exchange under Section 302 of the Code and the tendering U.S. holder should recognize capital gain or loss to the extent the redemption proceeds are greater or less than the holder’s adjusted tax basis in its NBYS shares if the redemption proceeds received in exchange for the NBYS shares: (i) are not essentially equivalent to a dividend distribution; (ii) are substantially disproportionate with respect to the tendering holder; or (iii) completely terminate the holder’s equity interest in NBYS. In determining whether a redemption qualifies for sale or exchange treatment under Section 302 of the Code, a tendering holder must take into account NBYS shares that are actually owned by the tendering holder and, in certain situations, shares that such holder is deemed to own through a related person or entity.

If the redemption does not qualify for sale or exchange treatment under Section 302 of the Code, the redemption proceeds will be treated as a distribution with respect to the U.S. holder’s NBYS shares. The distribution will be taxed as a dividend to the extent of NBYS’ current or accumulated earnings and profits. The amount of the distribution in excess of NBYS’ current or accumulated earnings and profits would be treated as a tax-free return of basis to the extent of the U.S. holder’s adjusted tax basis in its NBYS shares and as capital gain to the extent the distribution exceeds its basis in its NBYS shares. This capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period exceeds one year.

Tax Consequences to Non-U.S. Holders

Consequences of the Merger to Non-U.S. Holders Who Do Not Exercise Dissenter’s Rights

Non-U.S. Holders who do not exercise dissenter’s rights in the Merger will continue to own their NBYS shares immediately following the Merger and will not recognize gain or loss as a result of the Merger. Non-U.S. Holders who do not participate in the Merger will maintain the same tax basis and holding period in their NBYS shares following the Merger.

Consequences of the Merger to Non-U.S. Holders Who Exercise Dissenter’s Rights

For U.S. federal income tax purposes, a Non-U.S. Holder who exercises dissenter’s rights generally should be treated as having his, her or its shares redeemed by NBYS for a purchase price equal to the amount of money received by such holder in exchange for his, her or its NBYS shares. As described above under the heading “Tax Consequences to U.S. Holders - Consequences of the Transaction to U.S. Holders Who Exercise Dissenter’s Rights”, if the redemption of NBYS shares does not qualify as a sale or exchange under Section 302 of the Code, the proceeds will be treated as a dividend distribution with respect to the NBYS shares to the extent of NBYS’ current or accumulated earnings and profits. This dividend distribution will be subject to a 30% withholding tax unless reduced pursuant to an applicable tax treaty. The amount of the distribution in excess of NBYS’ current or accumulated earnings and profits would be treated as a tax-free return of basis to the extent of the Non-U.S. holder’s adjusted tax basis in the NBYS shares and as capital gain to the extent the distribution exceeds his or her basis in the NBYS shares. If the redemption of NBYS shares qualifies as a sale or exchange under Section 302 of the Code, the redemption will be treated as a sale or exchange of the NBYS shares.

Subject to the discussion below under “Backup Withholding Tax and Information Reporting Requirements,” a Non-U.S. holder generally will not be subject to federal income tax (or any withholding thereof) on any gain realized by such holder upon a redemption treated as a sale or exchange of NBYS shares, unless:

•
the non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year (but not treated as a United States resident, and therefore a U.S. holder, under U.S. tax residency rules), and certain other conditions are met;

•
the gain is effectively connected with the conduct of a United States trade or business of the non-U.S. holder (and, in some circumstances, the gain is attributable to a fixed base (in the case of an individual)) or a permanent establishment in the United States of the non-U.S. holder under an applicable income tax treaty, or

•
such gain constitutes gain realized on the sale of an interest in a “United States real property holding corporation” which is treated as income effectively connected with the conduct of a U.S. trade or business under Section 897 of the Code.

If the first exception applies, the non-U.S. holder generally will be subject to United States federal income tax at a rate of 30% on the amount by which his or her United States-source capital gains exceed his or her United States-source capital losses. If the second or third exception applies, the non-U.S. holder will generally be subject to United States federal income tax on the net gain derived from the sale, exchange or other disposition of the NBYS shares in the same manner as a U.S. holder. In addition, a non-U.S. holder that is treated as a corporation for United States federal income tax purposes may be subject to the branch profits tax. If a non-U.S. holder is eligible for the benefits of an income tax treaty between the United States and its country of residence, the United States federal income tax treatment of any such gain may be modified in the manner specified by the treaty. NBYS believes that it is not currently (and is not likely to become) a United States real property holding corporation.

Backup Withholding Tax And Information Reporting Requirements

When required, NBYS or its paying agent will report to the U.S. Internal Revenue Service the amount of proceeds paid for the NBYS shares in the Merger, and the amount of United States federal income tax withheld, if any, with respect to these payments.

U.S. holders who are subject to information reporting and who do not provide appropriate information when requested may be subject to backup withholding at a rate of 28% on the gross amount of any proceeds received.

Non-U.S. holders who have provided certification as to their non-United States status or who have otherwise established an exemption will generally not be subject to backup withholding tax or information reporting if neither NBYS nor its agent has actual knowledge or reason to know that such certification is unreliable or that the conditions of the exemption are in fact not satisfied.

Backup withholding is not an additional tax. The amount of any backup withholding will be allowed as a credit against the holder’s United States federal income tax liability and may entitle the holder to a refund, provided the required information is timely furnished to the Internal Revenue Service.

THE PRECEDING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS NOT TAX ADVICE. ACCORDINGLY, EACH U.S. HOLDER AND NON-U.S. HOLDER OF NBYS SHARES SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO PARTICULAR TAX CONSEQUENCES TO IT OF THE MERGER AND HOLDING AND DISPOSING OF NBYS SHARES, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND ANY PROPOSED CHANGES IN APPLICABLE LAW.

Vote Required

To be approved, this proposal 1 must receive a “For” vote from the majority of shares of NBYS common stock outstanding on the record date. If a NBYS shareholder “Abstains” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote. As of the record date, there were 2,901,011 shares of NBYS common stock outstanding. Therefore, to be approved, shareholders holding at least 1,453,407 shares of NBYS common stock must vote “For” the Merger. In addition, the NBYS shareholders must vote to approve the other three proposals presented herein for the Merger to close.

Dissenters’ Rights

NBYS’s shareholders are entitled to dissenters’ rights in connection with the Merger. If the Merger is approved, dissenting shareholders of NBYS are entitled to assert dissenters’ rights under the Colorado Business Corporations Act (the “CBCA”). A brief summary of these dissenters’ rights is provided below. However, any shareholder considering the use of dissenters’ rights should not rely only on the following, which is only a partial summary. Sections 7-113-101 through 7-113-302 of the CBCA dealing with dissenters’ rights are attached to this proxy statement as Annex G. Shareholders who wish to assert their dissenters’ rights are urged to read these Sections in full.

To exercise dissenters’ rights, a dissenting shareholder must cause NBYS to receive, before the vote on the Merger is taken, a written notice of the dissenting shareholder’s intention to demand payment for his or her shares of NBYS common stock if the Merger and related proposals are approved (a “Notice of Intent”). The shareholder must submit the Notice of Intent either to NBYS at the NBYS special meeting or mail it to us not less than three business days before the NBYS special meeting, to 3179 South Peoria Court, Aurora, Colorado 80014, Attention: Scott Thornock. A dissenting shareholder must also vote against the Merger or abstain from voting, and the dissent must apply to all the shares of our common stock owned by the dissenting shareholder.

If the Merger is approved by NBYS’s shareholders, NBYS must send each dissenting shareholder, within 10 days after the effective date of the Merger, a written notice confirming the effective date (a “Dissenters’ Notice”). The Dissenters’ Notice will contain:

•	a notification that the Merger was authorized;

•	the effective date of the Merger;

•	an address at which NBYS will receive payment demands;

•	an address at which certificates for certificated shares must be deposited;

•	a statement regarding the extent to which transfer of the shares will be restricted after receipt of the payment demand;

•	a form for demanding payment; and

•	the date by which NBYS must receive the payment demand and share certificates (not less than 30 days after the date of the notice) (the “Demand Date”).

A dissenting shareholder must respond by sending us a written demand for payment of the fair value of his shares (the “Payment Demand”) on or before the Demand Date. The Payment Demand should be sent to 3179 South Peoria Court, Aurora, Colorado 80014, Attention: Scott Thornock.

On or before the Demand Date, a dissenting shareholder must also submit to us all stock certificates representing his shares. If the Merger does not become effective within 60 days after the Demand Date, NBYS will return the deposited certificates and release the transfer restriction imposed on uncertificated shares. At that point, NBYS will send a new Dissenters’ Notice and the procedure for the exercise of dissenters’ rights will begin again. A dissenting shareholder who has made a Payment Demand will thereafter be entitled only to payment for his shares and will not be entitled to vote or exercise any other shareholder rights. A dissenting shareholder may not withdraw a Payment Demand without our written consent. When we communicate with any dissenting shareholders, we must inform them of the deadlines for any actions they are required to take in order to perfect their dissenters’ rights. Merely voting against the merger or abstaining from voting will not satisfy the procedural requirements for perfecting dissenters’ rights.

A dissenter may give notice to NBYS in writing of his or her estimate of the fair value of his or her NBYS shares and may demand payment of that value less any monies received by the dissenting shareholder for his or her dissenters’ rights, or may reject the NBYS offer to purchase the shares and demand payment of the fair value plus interest if (a) he or she believes that NBYS’s offer is less than fair value of the shares or the interest is miscalculated, or (b) NBYS fails to make payment of the amount of its fair value offer within 60 days after the Demand Date, or (c) NBYS does not properly and timely return the deposited certificates or release the transfer restrictions on uncertificated shares.

If a Payment Demand remains unresolved, NBYS may, within 60 days of receipt of the Payment Demand, commence a proceeding in the Colorado District Court in the county of its principal office. In any action to determine the fair value of our common stock, all dissenting shareholders who have not accepted our valuation within the period for acceptance will be parties to the action. The court may appoint one or more appraisers to receive evidence and report to the court on its evaluation of fair value. The court will determine the appraiser’s powers and, based on its evaluation, will render a judgment against the surviving corporation in favor of each shareholder in the action for the fair value of his shares, as determined by the court, together with an allowance for interest at a rate set by the court from the applicable Payment Demand to the day of payment. The judgment will be payable to a dissenting shareholder upon surrender to the surviving corporation of the certificates representing his shares.

The costs and expenses of any action for determining the fair value of dissenters’ shares, including reasonable compensation for and expenses of any appraiser, will be determined by the court and apportioned and assessed against NBYS unless the court determines that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. Fees and expenses of counsel and of experts for the parties to the action may be assessed against the surviving corporation if the court deems an assessment to be equitable, but only if the court finds that our offer of payment was not made in good faith or if we failed to make a payment offer.

The right of any dissenting shareholder to be paid the fair value of his shares will terminate if (1) he fails to present the certificates representing his shares for notation, unless a court directs otherwise, (2) the Payment Demand is withdrawn by the dissenting shareholder with our written consent, (3) we come to an agreement with the dissenting shareholder on the fair value of his shares, (4) the Colorado District Court determines that the shareholder is not entitled to payment for his shares, (5) the Merger is abandoned or rescinded or (6) a court having jurisdiction permanently enjoins or sets aside the Merger. In any of those events, a dissenting shareholder’s rights as a shareholder will be reinstated as of the date of his Payment Demand without prejudice to any corporate action that has taken place in the interim, and the shareholder will be entitled to receive any intervening preemptive rights and payment of any intervening dividend or other distribution.

NBYS’s Board Of Directors Recommends the NBYS Shareholders Vote “FOR” Proposal 1.

INFORMATION ABOUT FIIC

FIIC’S BUSINESS

Overview

FIIC, Inc., incorporated in January 2005, is a privately held Delaware corporation located in Columbus, Ohio. FIIC is an organizational stage company in the process of establishing itself as an insurance holding company. To conduct its business, FIIC intends to form and capitalize three operating subsidiaries, including a Risk Retention Group to write insurance policies, an Agency Captive insurance company to provide reinsurance, and a Master Group Agency providing operations services to the other two subsidiaries. FIIC has an exclusive license to access and use a proprietary set of underwriting data and standards, known as the FIIC Underwriting Data and Standards, and an associated web-based interface, collectively known as the FIIC Database Content and Technology. Through the planned insurance subsidiaries, FIIC intends to use this proprietary information and technology to underwrite a new form of insurance policy, designated as an Investor Protection policy, designed and intended to bolster investment in new and growing businesses by insuring businesses, which will then name their investors as beneficiaries, against certain kinds of business failure. FIIC’s objective is to provide a stable investment environment for small business investors through the strict application of its underwriting criteria. FIIC anticipates that it will primarily generate revenues from insurance premiums, but also anticipates generating revenues through sublicensing fees, agreements with strategic partners and sponsorships.

FIIC plans to market its Investor Protection policy via the internet as a business-to-business and business-to-client product, through direct sales agents, and through certain professional advisors. FIIC intends to provide each insured business and its investors a personalized, interactive experience during the insurance process, affording access to relevant data and research, updates on the status of current insured investments, and notification regarding various additional business opportunities. FIIC plans to provide regular reports on each insured business entity to investors in that entity regularly through its website.

Market Opportunity

On average from 1990-2002, 120,000 new businesses started in the United States per year, 73% of which were small businesses as defined by the regulations of the Small Business Administration (the “SBA”). Although varied slightly by Standard Industrial Classification code (“SIC code”), a “small business” generally has $500,000 or less in annual revenues and 500 or fewer employees. According to the U.S. Census Bureau Statistical Abstract of the United States (2000), business failures among new small businesses historically averaged 9 to 11%, while business failures among existing corporations averaged 1.03 to 1.22%. However, the potential for business failure, especially among new businesses, often makes it difficult for such businesses to obtain adequate working capital, in effect furthering their potential for failure. Although investment in small businesses grew rapidly from 1995 to 2000, due primarily to investment of large amounts of venture capital, this trend has reversed. After the unfortunate events of September 11, 2001 and the various scandals that have rocked the public markets in recent years, venture capital investment dropped significantly from 2000 to 2001 and continued to decline in subsequent years. Generally, investors of both equity and debt capital have become increasingly reluctant to invest in new or developing businesses, crippling the ability of entrepreneurs and growth business alike to attract needed capital. In addition, the SBA has significantly limited its small business funding over the last two years. During January 2004, it was widely reported that Congress’s inadequate funding of the SBA had caused the SBA to reject over 1,000 pending small business applications, representing just a single month’s worth of applications and about $600 million of requested capital.

Investor Protection Policy

FIIC believes that the risk assessment and investment protection needs of the financial community are not currently being adequately addressed, and seeks to leverage the demand within current investment community for better investment risk management. FIIC aims to create a less risky approach to investment in new and developing businesses by lessening the risk of capital loss by investors due to a business failure. Over the course of the last decade, James W. France, FIIC’s founder, President and Chief Executive Officer, has developed the concept for an Investor Protection Policy, designed and intended to provide a stable investment environment for small business investors in the form of a contract liability insurance policy covering the investment exposure of outside investors in operational start-up or developing small businesses against certain kinds of business failure. The ability to purchase an Investor Protection policy shall be offered to new and existing businesses, where the business and the potential outside investors meet the necessary parameters of the FIIC Underwriting Data and Standards. Although the business seeking investment shall be the policyholder, the terms and conditions of the policy shall obligate the purchasing business to assign certain policyholder rights to each qualified outside investor, subject to a contractual agreement between the business and the investor upon which issuance of the policy is contingent. In the event of a covered business failure, the insured investors would receive the payout under the policy, without having to wait to determine the post-failure value and return, if any, of their investment.

FIIC believes that the availability of its Investor Protection policy should encourage hesitant investors to actively engage in investment in small businesses, thereby bolstering investment in new and growing businesses and making increased capital more readily available to such businesses. FIIC believes that, if successful, the availability of the Investor Protection policy and FIIC’s user-friendly online underwriting process will assist new and growing businesses in developing a stronger relationship with their funding sources, in part by enabling faster funding decisions within the investment community. Further, FIIC will seek to promote market confidence by assisting investors in becoming better prepared when considering business opportunities.

FIIC Database Content and Technology

FIIC has an exclusive license from its affiliate FIIC Research & Development, LLC (“FIIC LLC”) to access and use a proprietary set of underwriting data and standards, known as the FIIC Underwriting Data and Standards, and an associated web-based interface, collectively known as the FIIC Database Content and Technology, designed to support for the underwriting process for insuring new capital invested in new and growing businesses by qualified outside investors. Through its planned insurance subsidiaries, FIIC intends to use this proprietary information and technology to underwrite its Investor Protection policies.

FIIC LLC was formed in 2000 to determine the feasibility of developing and offering an Investor Protection Policy, and eventually developed the FIIC Database Content and Technology, including the FIIC Underwriting Data and Standards. The FIIC Database Content and Technology includes a specially-designed, proprietary database of SIC classified companies, developed from multiple public sources, that identifies the success and failure rates of U.S. businesses since 1984. This information is the source for FIIC LLC’s development of business mortality tables organized by SIC Code, which form the actuarial basis for the FIIC Underwriting Data and Standards that will be central to FIIC’s planned underwriting process. In addition, the FIIC LLC Database Content and Technology includes software incorporating funding strategies and industry and segment specific risk assessment developed for consistent application of the FIIC Underwriting Data and Standards; a web interface for completion and processing of customer and investor applications and interaction with the policy sales force; and sample forms of policies, application questionnaires and promotional materials, all designed and intended to make most efficient use of the FIIC Database Content and Technology and resulting FIIC Underwriting Data and Standards and the supporting software functions.

In March 2005, FIIC LLC granted FIIC, Inc. a perpetual, worldwide license for access to and use of the FIIC Database Content and Technology, along with the right to sublicense the technology in limited circumstances. FIIC LLC is obligated to maintain and continue to develop the FIIC Database Content and Technology, while FIIC will adapt the licensed data and technology to serve its marketing and underwriting needs as they evolve. As FIIC gains additional information about various industries, business success or failure rates, and the factors influencing such rates, it will share this information with FIIC LLC to assist in the maintenance and updating of the underlying database.

Insurance Subsidiaries

To conduct its business, FIIC plans to form and capitalize three operating subsidiaries:

•	Federated Investors Insurance Company Risk Retention Group (“FIIC RRG”) shall write the Investor Protection policies;

•	Federated Insurance Captive (“FIC”), an agency captive insurance company, shall provide reinsurance coverage to FIIC RRG; and

•	Federated Group Agency (“FGA”), a master group agency, shall provide operations services to FIIC RRG and FIC.

Federated Investors Insurance Company Risk Retention Group

FIIC RRG will be incorporated, domiciled and licensed in the District of Columbia and will be owned by its policyholders, the businesses purchasing the Investor Protection policies. Although the business seeking investment shall be the policyholder, the purchasing business will be obligated to assign certain policyholder rights to the each qualified outside investor, subject to a contractual agreement between the business and the investor upon which issuance of the policy is contingent.

Risk Retention Groups are insurance companies formed and operated pursuant to the federal Liability Risk Retention Act of 1986 (the “RRG Act”). The RRG Act allows homogeneous groups to establish insurance companies to write liability coverage for businesses that fall within the definition of those groups, as long as the RRG policyholders become owners of the RRG insurance company. Thus, FIIC RRG will assess a 10% subscription fee on each annual premium paid by the policyholders, and classify such fee as a capital contribution; thus ensuring that all policyholders are also owners of the Company.

Camelback Captive and Risk Management Services, Inc. (“Camelback”), a non-affiliated company specializing in the management of risk retention groups and captive reinsurance companies, will initially be responsible for the day to day management of FIIC RRG pursuant to a management agreement. To fund its required working capital reserve with the District of Columbia Department of Insurance and Securities Regulation (“D.C. DISR”), FIIC will initially provide RRG with $100,000 of cash and $400,000 in the form of a surplus note to be repaid over a five-year period, subject to the approval of the District of Columbia regulators. FIC will provide initial reinsurance support for FIIC RRG, as described below, and any additional reinsurance support required will be sought from other reinsurers approved by the District of Columbia.

Federated Insurance Captive

FIC will provide reinsurance to FIIC RRG, written initially on a quote-share basis, meaning that 50% of the net commissions on premiums collected shall be ceded to FIC from RRG, with FIIC RRG assuming 50% and FIC assuming 50% of the risk on the policy. FIC shall also be incorporated and domiciled in the District of Columbia, and will be wholly owned and operated by FGA. To fund its required working capital reserve with the District of Columbia Department of Insurance and Securities Regulation (“D.C. DISR”), FIIC will initially provide FIC with $100,000 of cash and $300,000 in the form of a surplus note to be repaid over a five-year period, subject to the approval of the District of Columbia regulators. Camelback will also initially be responsible for the day to day management of FIC pursuant to a management agreement.

Federated Group Agency

FGA shall be incorporated and domiciled in Ohio, and will wholly own and operate FIC. FGA will provide operations support for FIIC RRG and FIC, in conjunction with the management efforts of Camelback. FGA will provide operational support for the sales, underwriting, policy-issuance, accounting, field personnel and claims functions. FIIC intends that FGA’s key employees shall all have experience in corporate financial planning, investment banking, risk management or asset management.

Initial Target Market

Research into the potential marketability of the FIIC Investor Protection policy has centered on identifying the annual numbers of newly formed business corporations that actually commence operation, as opposed to newly formed businesses overall. Further, based on the significant business failure rate between businesses in their first year versus longer existing businesses, FIIC anticipates that by insuring a mix of new corporations and existing corporations on a 50/50 basis actual failures producing claims should only represent approximately 2% of all businesses insured by FIIC RRG.

Of the annual average 120,000 new businesses started in the United States in 1997, the Midwest region surrounding Ohio yielded slightly more than 21,000 new businesses. FIIC initially intends to target its sales efforts to new and developing small businesses in Ohio. FIIC aims to underwrite approximately 0.4%, 0.8% and 1.0% of the historical new business starts in Ohio during its first three operations years at an average premium of 10% over the amount insured and an average total investment of $250,000. FIIC anticipates initially expanding its business beyond Ohio into a 5-state region around Ohio, including Pennsylvania, Indiana, Missouri, Kentucky, and Illinois, and potentially two western states, as soon as it has initiated operations and has adequate reserves to allow sufficient underwriting in these markets. FIIC believes its business will grow primarily through increasing market penetration, eventually attracting later stage businesses seeking capital as well, and through development on additional product offerings viable for financial institutions.

Marketing Strategy

FIIC plans to market its Investor Protection policy via the internet as a business-to-business and business-to-client product, as well as through direct sales agents and by creating and leveraging relationships with various business advisors. FIIC will also reach out to entrepreneurs and investors to educate them about the availability and benefits of the Investor Protection policy.

Corporate Website

FIIC’s product-focused website will be the home page for the application for the Investor Protection policy. This website will provide access to a demonstration of the FIIC application and underwriting process and a detailed description of the Investor Protection policy. FIIC also plans to offer monthly informational features on this website, including updated financial news, announcements of periodic updates of FIIC’s product or service offerings and links to and information on FIIC’s strategic partners who can provide support services to businesses or their investors. By tracking the visits and inquiries made via this website, FIIC also intends to collect data from investors and businesses that it hopes will further facilitate its understanding of the investment community’s current and potential needs.

Direct Sales

FIIC may also take on commissioned insurance sales agents who have producer insurance licenses and experience in dealing with the insurance needs of business clients. Although approached by a sales agent, the application and underwriting process for such sales will still rely on use on FIIC’s centralized on-line process.

Press Releases

FIIC intends to use press releases to generate website traffic and inquiries regarding the Investor Protection policies. Press releases will be issued as the company reaches certain milestones, enters agreements with new strategic partners and roles out new reference information and useful links on its websites.

Application and Underwriting Process

Application Process

FIIC’s application will be readily available for review and completion on its website. The application for the Investor Protection policy will provide basic data about the applicant business, information concerning the adequacy of the business venture’s planning and funding to date, and will require representations of both management and the investors or other funding source regarding the anticipated financing structure.

When the applicant finishes the on-line application, including a Due Diligence Questionnaire about the business and its industry, the website will also request submission of a Business Plan, Management Plan, Marketing Plan and Capital Plan including Pro Forma Financials, either electronically or in hard copy. Any other related documents regarding the investment or other funding relationship, including all material contracts, agreements, organizational documents, and related materials of the entity to be insured, must also be filed with FIIC as exhibits to the policy application.

Upon submission of the application and acceptance of a nominal application fee payment, FIIC anticipates that the website technology will be programmed to automatically pull appropriate credit bureau reports and Dun & Bradstreet information on the business and its primary owner/operator. Further, FIIC anticipates that the website will trigger the licensed software from FIIC LLC to access the database of business failure data, generate several statistics based on the appropriate SIC code, including the failure rate of the applicant’s industry currently and the failure rate of the businesses within the specific SIC code currently and over time (up to 10 previous years). The licensed programming should then report out this data via e-mail to the FGA administration screen and by e-mail to the applicant. Subsequently, the licensed technology shall reduce all input and generated data points on the applicant company into four areas (basically covering business, management, marketing, and capital planning), which will be used by the underwriting committee to rate the business and approve or disapprove of issuing the policy.

Underwriting

After receipt of all requested documents a screener will review the completed application and determine if anything is missing or too weak to be reviewed further. If such information is necessary, the screener will contact the applicant by e-mail with any follow-on requests. If the application is adequate, FIIC intends to have the screener electronically send the various parts of the application to the appropriate individual underwriters. The four areas of gathered information (Business, Management, Marketing and Capital Plans) will be reviewed by in-house underwriters in each respective area of expertise. The underwriter(s) will then complete an underwriting criteria document and score the applicant. After all the underwriting scores are posted, the underwriters will use the Scoring, matching against mortality data and business judgment to set a final premium, with sign-off by the Underwriting Committee. However, if the Underwriting Committee determines the risks are too high, the applicant will be turned down at this point. Rejected applicants will receive an e-mail communication describing the underwriting evaluation summary with all pertinent information and explain why a rejection occurred. FGA will also make recommendations to the business to take appropriate steps to re-apply for future qualification.

If the application is approved, FIIC will send an e-mail report to the applicant and the website’s status board will be updated to show the approval. The applicant may then request a draft policy be provided for its use in communicating the nature and benefits of the policy to the potential investors. In order to qualify as a beneficiary under the policy, the investor(s) must enter the website and fill out an investor application, which will then be linked to the application of the business. From this application, FGA will determine if an investor(s) is or is not an accredited investor. FIIC may provide non-accredited investors as beneficiaries under an Investor Protection policy with coverage for up to $10,000 in one business, and intends to provide accredited investors coverage for up to $50,000 per business. If an investor wants to invest more he or she will have the opportunity to appeal to the Underwriting Committee via the website.

FIIC intends to audit the underwriting system regularly to ensure continued and consistent compliance with its standards. The computer system licensed from FIIC LLC self-audits to flag questionable data as part of the underwriting process.

Policy Issuance, Closing and Follow-Up

Upon satisfactory completion of both the business application and all investor applications, the investment is approved for a closing under the Investor Protection policy. Just prior to closing, FGA will electronically issue to the business the unsigned policies and subscription agreement to purchase its stock in FIIC RRG. FIIC will require that a licensed FGA representative be present at the closing of the investment transaction and that FGA receives the first year premium on the Investor Protection policy and the first year Subscription Fee from the business prior to the closing. FGA should also receive at this time final copies of all pertinent investor/business contracts. Upon closing of the investment and the policy issuance, the business applicant shall become an insured party and a shareholder - owner in FIIC RRG, while their investors become the beneficiaries of the policy.

After closing of the policy and funding of the investment, the ongoing review and field audit team activity will begin at the end of each quarter. The field audit team review of quarterly financial results will be used to set up a due diligence profile. Any critical questions are reviewed with insured business, including a customer visit by an agent or representative to discuss any potential problem areas, and this information will be given to the FGA field audit team for their review and action. If there are any significant concerns, the field audit team will contact the client and offer to consult in those areas where there are problems. This consulting is at no cost to the client, and will be covered as part of the paid insurance premium. Depending on the nature and complexity of the problem, the field audit team might recommend that a third party consultant be engaged on a fee basis to correct the problem. Targets will be set to remove any deficiencies, and if necessary, FIIC will assist the company in evaluating a potential re-capitalization or bankruptcy.

Prior to the end of the fourth quarter after closing, the field audit team will prepare a recommendation to the Underwriting Committee incorporating recommendations from the independent agent or consultant(s). This recommendation will include a suggested renewal premium if the recommendation is to renew. If the recommendation is not to renew, the Underwriting Committee shall write the client with its decision, including a statement of the deficiencies that were found and the corrective actions recommended. It will also recommend that a consultant assist the client to remove those deficiencies if appropriate.

If approved for renewal by the Underwriting Committee, then FIIC will notify the business in writing. If the premium is lowered at renewal, the committee will explain its views to the client on improvements made during the year. If the premium is raised for the next year, any deficiencies contributing to the increase in premium will be noted. The renewal approval letter will also explain the renewal process to the client and the client will be asked to comment on its experience.

Claims

FIIC projects that claims on Investor Protection policies will be incurred at the rate of two percent (2%) of the total number of businesses insured (2% of policyholders). FIIC anticipates all claims will be settled on a quota-share basis with the reinsurers, split according to the quota share at time of premium recognition. In a quota share arrangement, the reinsurer accepts a stated percentage of each and every risk within a defined category of policies on a pro rata basis at a fixed and certain level of participation. FIIC intends to set conservative reserve levels in an effort to assure its ability to pay all claims. FIIC intends to maintain reserves of at least 15% of the collected premiums, to be adjusted regularly based on actual claims experience. The premium to surplus ratio will not exceed 2:1 unless approved by the appropriate regulatory agency.

Competition

The offering of investor protection insurance products is relatively new. Although conventional products are currently offered, including on-line, FIIC is not aware of any similar business insurance product to the Investor Protection policy. Although various credit unions may insure their members’ use of proceeds, credit union insurance covers only one SIC code. FIIC’s product will be insuring multiple SIC codes. Other instruments such as surety bonds and letters of credit are useful instruments yet hardly any business averaging a $250,000 investment level, FIIC’s target investment level, qualifies for these instruments. FIIC is aware of two offerings that packaged more common and basic financial instruments to provide some investor comfort, but these differed substantially in that they did not insure 100% of the investors’ principal, their claims conditions were very complicated, and the costs did not cover the provision of additional resources, oversight and referral to appropriate consultants, as is included in the premium for the FIIC Investor Protection policy.

FIIC believes that it will enjoy an initial market advantage until other insurance companies redirect resources and management to seek to become competitive with FIIC. However, FIIC believes the established relationships of its principals with various data compilation sources and industry consultants, including Dun & Bradstreet, a variety of institutions and many of the consultants or other service providers that will become its strategic partners, will allow FIIC to maintain a competitive advantage. Also, based on the time and effort invested in the development of the FIIC Database Content and Technology, including the FIIC Underwriting Data and Standards, FIIC believes its exclusive license to use the this content and technology will provide it a strong foundation to compete, as other will not have immediate access to the long-term data compiled and organized specifically to support this type of insurance operation.

Other Products and Services

FIIC anticipates that it will primarily generate revenues from insurance premiums, but also anticipates generating revenues through sublicensing fees, agreements with strategic partners and sponsorships. FIIC also anticipates opening a second market product version of the FIIC system for use by banks and lenders as FIIC gains experience and market presence, and becomes a rated insurance company.

Planned Growth

Although FIIC intends to be ready and able to fully execute its business plan on its own upon the completed formation of its insurance subsidiaries, FIIC also intends to seek candidates from the insurance industry for potential mergers or acquisition in an effort to further accelerate growth, strengthen reserves and surplus, and conserve capital by potentially leveraging access to existing operations, distribution and state licensing.

Government Regulation

It is a state and federal law requirement that any company selling any insurance product must become licensed to do so. As a holding company, FIIC does not require direct licensing or certification, but its two of its three planned subsidiaries will require such regulatory approval. FGA must have at least one officer licensed to sell Property & Casualty (“P&C”) insurance; Robert Ostrander has obtained such licensing. In addition, James W. France just needs to pass the P&C insurance exam to become licensed. FIIC RRG will require certification from the DC DISR, as will FIC. Prerequisites receiving the required certifications include submission of a Plan of Operation, an actuarial Feasibility Study, and funding of a working capital reserve; FIIC has yet to complete these latter two steps towards certification for FIIC RRG and FIC. Prior to marketing in a state, FIIC must submit an application including its Feasibility Study, often with small fee, to each such state under the RRG Act. However, by law, each state must accept FIIC’s application and approve its sales activities in the state upon submission of the application.

FIIC RRG and FIC will both require annual insurance audits to be submitted to the DC DISR as well. If FIIC RRG or FIC fails to maintain an adequate working capital reserve or maintain compliance with other aspects of the D.C. Captive Insurance Company Act of 2004, the or the RRG Act, the subsidiaries and/or FIIC may be subject to fines or penalties as severe as losing its certifications to conduct business.

BOARD OF DIRECTORS AND MANAGEMENT FOLLOWING THE MERGER

Upon closing of the Merger, the following individuals currently serving on the FIIC board of directors and as management of FIIC shall become the board of directors and management of the combined group:

Name	Age	Position
James W. France	58	President, Chief Executive Officer and Director
James E. Bowser	58	Chief Operating Officer and Executive Vice President
Wade Estep, CPA	57	Chief Financial Officer
Robert V. R. Ostrander	58	Vice President, Secretary and Director
Kevin Loychik	38	Director
Brent Peterson	49	Director
Dean Barrett	61	Director

JAMES W. FRANCE became FIIC’s President, Chief Executive Officer and a director at its inception in January 2005. Mr. France served as Sole Manager of FIIC Research and Development, LLC (“FIIC LLC”) from August, 2000 through the present and is anticipated to remain in these dual roles at least through December 2006. Mr. France began developing the concept for FIIC, Inc. and its Investor Protection policy in 1983. From January 2002 to March 2003, Mr. France also served as Chief Executive Officer of SkyFrames, Inc., a satellite communications company. Mr. France was a licensed underwriter for the Penn Mutual Insurance Company from 1970 to 1972, specializing in corporate financial planning and a licensed securities representative with Greater Ohio Securities, Inc. and Massachusetts Mutual Insurance Company in 1973. In 1986, he co-founded Digiboard International Corp., which went public in 1990. In 1988, Mr. France became CEO for Scriptel Holding, Inc., which was responsible for the development of a new electronic interface used by pen based computer devices. In addition, throughout Mr. France’s business career he has established several small businesses in the field of advertising media, technology and corporate finance.

JAMES E. BOWSER became FIIC’s Chief Operating Officer, Executive Vice President in January 2005. Since October 1998, Mr. Bowser has served as Chief Executive Officer of Manchester Exchange Investment Company, a small business incubator. He has a wide range of business and public company experience, specializing in asset management, distribution, training and business statistics. Mr. Bowser has over 20 years experience in investment banking, focused on small businesses. He holds a B.S. and M.S. in Food Science & Technology from Ohio State University and an M.B.A. from the University of Dayton Ohio.

WADE ESTEP, CPA, joined FIIC as its Chief Financial Officer in March 2005. Mr. Estep has been a Certified Public Accountant in the State of Ohio for over thirty years, and has been a sole practitioner of tax and consulting services since 1992. His prior work experience includes positions with Coopers and Lybrand (now PricewaterhouseCoopers) and a real estate property management company. He currently holds a Series 6 securities license and formerly held an Ohio Life, Accident and Health Insurance license. He has been an elected official Clerk Treasurer in Blendon Township, Franklin County, Ohio for over 18 years. Mr. Estep obtained a B.S. degree in accounting from Miami University, Oxford, Ohio.

ROBERT V.R. OSTRANDER joined FIIC at its inception in January 2005 as its Vice President of Marketing, Sales and Distribution, Secretary and as a director. Since January 1992, Mr. Ostrander has also served as President of Omni Financial Securities, a financial planning firm. Concurrently, Mr. Ostrander has engaged in insurance sales duties for Manex Risk Management, an insurance company, since January 1981. He has also served as Chairman of the Board of Manchester Exchange Investment Company since October 1998. Mr. Ostrander began his financial career in 1968 as an educator in financial planning, risk management, and business investing, including work experience in these areas with AT&T, Battelle Memorial Institute, Riverside Hospital, and Liquibox. In 1983, he developed a 160-page questionnaire-driven process intended to help businesses identify critical needs and to reduce up to 80% of the items in an operating expense statement. Subsequently, he has developed a marketing strategy that incorporates that process. He is a NASD Licensed Broker with Series 7, 24 and 63, and is licensed in the State of Ohio to sell Life, Accident and Health Insurance and Annuities. Mr. Ostrander holds a B.S. in Mathematics from Otterbein College.

KEVIN LOYCHIK has been a member of the board of directors of FIIC since its inception in January 2005. Since February 1998, Mr. Loychik has served as Vice President and Chief Operating Officer of Ohio Auto Delivery, Inc., a transportation services company. He is a graduate of Youngstown University with a B.S.B.A. in accounting with a minor in management.

BRENT PETERSON has been a member of the board of directors of FIIC since its inception in January 2005. Mr. Peterson is the founder of Glenwood Financial Corp., and has served as its President since establishing the company in 1994. Glenwood provides consulting services on corporate finance, mergers & acquisitions and investor relations to its corporate clients, both public and private. Prior to starting Glenwood, he was a senior executive consultant with Health Management, Inc. (HMI), a company involved in HMO management and providing consulting services to the Assisted Living industry. While at HMI, Mr. Peterson was responsible for all areas dealing with the public ownership of the company and was instrumental in structuring a transaction where another company subsequently acquired HMI. From 1980 to 1990 Mr. Peterson was in the securities industry where he acted as a retail broker, trader, General Securities Principal, and a Financial Operations Principal. While in this field he held the NASD Series 7, Series 24, Series 27 and life insurance licenses.

DEAN BARRETT has been a member of the board of directors of FIIC since its inception in January 2005. Since April 2001, Mr. Barrett has been Principal Manager of Corporate Management Solutions, LLC, a financial consulting business. From May 1990 to February 2001, Mr. Barrett was the Group Vice President of National Bank of Canada’s U.S. subsidiary, and served as the Bank of New Hampshire’s Executive Vice President until is was acquired by National Bank of Canada. Mr. Barrett has over 34 years of banking industry experience.

Other Key Personnel

In addition to the directors and executive officers listed above, FIIC expects the following individuals to play an integral role in the launch and growth of its insurance operations. Also, FIIC will seek to employ experienced claims adjusters, auditing managers, underwriters and insurance executives as part of the broader management team, requiring at least five years hands on experience, principally in the bond field or with indemnity coverage.

HUBERT T. MCDONALD, 74, will serve as FIIC’s Vice President of Administration. Since September 1999, Mr. McDonald has served as the President of Manchester Exchange Investment Company. Mr. McDonald has a manufacturing, investment banking and financial background. As a Certified Financial Planner, Chartered Financial Consultant and past NASD Licensed Broker with Series 7, 24 and 63, he is licensed in the State of Ohio for Life, Accident and Health Insurance. He holds a B.S. in Business from Northern Illinois, an M.S. in Business from Loyola University, Chicago, and an M.B.A. from Dayton.

THOMAS M. O’LEARY, 62, will serve as FIIC’s Vice President of Underwriting. Prior to joining FIIC, Mr. O’Leary was a private investor and a consultant within the electronics industry. Since 1996, he has also served on the board of directors of Pinnacle Data Systems (AMEX: PNS). He retired in 1996 after over 30 years with AT&T/Lucent Technologies, where he worked in manufacturing, management, and operations. He also served as a member of the Worthington School District Board of Education from 1996 to 2001. He holds a B.S. in math and systems engineering from Illinois State University and a M.B.A. from Pennsylvania State University.

SCOTT SMITH, 38, will serve as FIIC’s Vice President of Information Technology. Since February 1987, Mr. Smith has been employed as a researcher in the National Security Division at Battelle Memorial Institute, specializing in quality and configuration management for electronics and avionics systems. During Mr. Smith’s career, he has applied commercial off-the-shelf software development tools for creating real-time financial reporting webs and engineering configuration management systems for both government and private sector and government programs including for the Department of Defense, the FAA, and the US Army, Navy and Air Force. Mr. Smith has a B.S. in Computer science from Ohio State University.

FIIC also intends to contract with CAMELBACK CAPTIVE & RISK MANAGEMENT SERVICES, LLC, for its initial operations management. Led by its founder, Richard Marshall, Camelback Captive specializes in the management of risk retention groups and captive reinsurance companies. Mr. Marshall has over 20 years experience in the alternative risk transfer mechanism arena, both in the private and public sectors. Mr. Marshall was the first captive insurance administrator of the Arizona Department of Insurance, where he was responsible for the development, licensing and monitoring of Arizona-domiciled Captive and Risk Retention Groups. During his two year tenure, Arizona issued 24 licenses. Mr. Marshall has also held senior management positions with several insurance organizations, including Meadowbrook Insurance Group and Frontier Insurance Group, focusing on other forms of alternative risk transfer mechanisms, both domestically and offshore.

Family Relationships

There are no family relationships among the individuals comprising FIIC’s board of directors, management and other key personnel.

Board Committees

Although FIIC’s board has not yet approved formal charters for or formally appointed members of any board subcommittees, it intends to form an Audit Committee, a Disclosure Committee, a Disclosure Committee and a Compensation Committee prior to the closing of the Merger. These charters and memberships of these committees will comply with NASD and SEC rules on independence.

EXECUTIVE COMPENSATION

Summary Compensation Tables

As of November 30, 2005, FIIC has not entered any employment or other long-term compensation agreements with its executive officers or other key personnel. However, to compensate certain executive officers, directors and key personnel for their services during the period of initial organization, the negotiation and consummation of the Merger and the launch of FIIC’s plan of operation, FIIC has accrued monthly consulting fees since February 1, 2005.

Name	Position	Consulting Fees Accrued as of November 30, 2005
James Bowser	Chief Operating Officer and Executive Vice President	$30,000
Wade Estep	Chief Financial Officer	$30,000
Robert Ostrander	Vice President of Marketing, Sales and Distribution, Secretary and Director	$30,000
Hubert McDonald	Vice President of Administration	$30,000
Thomas O’Leary	Vice President of Underwriting	$30,000
Scott Smith	Vice President of Information Technology	$30,000

The following table sets forth the anticipated annual compensation of FIIC’s chief executive officer and each of the four other likely most highly compensated officers, which FIIC will begin incurring once its insurance business becomes fully operational and the named individuals execute employment agreements.

Name	Position	Salary
James W. France, Jr.	President, Chief Executive Officer	$200,000
James Bowser	Chief Operating Officer and Executive Vice President	$136,000
Hubert McDonald	Vice President of Administration	$100,000
Thomas O’Leary	Vice President of Underwriting	$90,000
Scott Smith	Vice President of Information Technology	$90,000

Option Grants and Exercises Since Inception

As of November 30, 2005, FIIC has not issued any options, as executive compensation or otherwise, under the FIIC 2005 Plan.

Equity Compensation Plan Information

FIIC 2005 Plan

FIIC anticipates that it will issue options in the future under its FIIC 2005 Plan to its employees, including executive officers, as compensation. The level of options awarded for an annual period will be based upon salary levels and company and individual performance factors, however FIIC has not yet established definitive criteria. For additional information about the FIIC 2005 Plan and the terms and conditions of awards under the plan, see “Summary of the FIIC 2005 Plan” beginning on page 82.

Director Compensation

FIIC has not yet established a definitive plan for compensation of its non-management directors, however it anticipates that it will likely provide such directors nominal stock options pursuant to the FIIC 2005 Plan and reimbursement of costs arising from their director duties.

Employment And Severance Arrangements

As of November 30, 2005, FIIC has not executed any employment agreements. As noted above, to date the efforts of FIIC’s executive officers and key personnel are for deferred or no compensation. FIIC intends to enter formal employment agreements with all of its executive officers and key personnel after the close of the Merger, if approved. FIIC anticipates that the terms of these agreements will provide for cash and equity compensation an appropriate level for a start-up company, but also recognize the professional experience and forms of expertise each individual brings to FIIC’s business. FIIC also anticipates that its employment agreements will include provisions setting forth any severance arrangements, as well as confidentiality and non-competition clauses.

RELATED PARTY TRANSACTIONS

Database Access and Content License, Hosting and Support Agreement

James W. France is the founder, President, Chief Executive Officer and a director of FIIC. Mr. France is also the founder of and serves as the sole Manager of FIIC Research and Development, LLC (“FIIC LLC”), formed to explore the feasibility of the concept of the Investor Protection Policy and to develop the initial data and technology on which the underwriting process for such policies would rely. A number of other individuals serving as FIIC’s initial executive officers and key personnel are also providing operational leadership or serving as consultants for FIIC LLC, including James Bowser, Thomas O’Leary and Scott Smith.

On March 17, 2005, FIIC entered into a Database Access and Content License, Hosting and Support Agreement with FIIC LLC; the parties amended this agreement on November 7, 2005, in relation to the Bridge Financing. FIIC LLC has developed an extensive database of insurance underwriting data and standards for use in connection with insurance policies that insure investors against the risk of the loss of capital in certain business entities (the “Database”). FIIC LLC hosts the Database, and makes available specially-designed supporting software applications, together with workflow definitions, decision processes and models for managing such applications and utilizing the Database (collectively, the “Database Technology”). FIIC obtained an exclusive and perpetual license to access the Database and to use the Database Technology to obtain the underwriting data, standards and other information that the Database contains for the purpose of underwriting its Investor Protection policies. FIIC also has the right to grant nonexclusive sublicenses to third parties involved in underwriting Investor Protection policies. Pursuant to the agreement, FIIC LLC shall continue to host, maintain and augment the Database and the Database Technology. Additionally, under the agreement, FIIC LLC continues to retain all right, title and interest in and to the intellectual property rights in and underlying the Database Technology.

In consideration for the license, FIIC issued to FIIC LLC 9,792,000 shares of its common stock and 5-year warrants to purchase 1,808,307 shares of its common stock at an exercise price of $0.87 per share, and owes FIIC LLC $100,000. As a result, the current members of FIIC LLC are also all stockholders of FIIC. FIIC believes that the license agreement was entered into on terms no more or less favorable to FIIC than could have been obtained by an unaffiliated third party.

Loans from Directors, Officers, FIIC Stockholders and Affiliated Parties

In August 2005, FIIC executed unsecured promissory notes in favor of four of its existing stockholders—Robert Hernandez, Peter Slyman, John P. Schinas and Dennis Leukart in an aggregate principal amount of $39,000. The notes are due in full on December 31, 2005, or earlier upon demand, along with aggregate accrued interest fees of $19,500. As of September 30, 2005, FIIC had also received unsecured, non-interest bearing advances totaling $44,500 from FIIC R&D, LLC. The funds were used to cover expenses related to FIIC’s efforts to obtain bridge financing and to close the Merger.

FIIC has also been receiving and repaying advances on a regular basis from its President and Chief Executive Officer, James W. France. On October 21, 2005, FIIC executed an unsecured promissory note in the principal amount of $14,223.15, reflecting prior advances made by Mr. France, with interest at 5% per annum. FIIC used these funds to cover expenses incurred in support of the pending Merger, including payment of professional fees and costs incurred in obtaining the Bridge Financing with Oceanus. As of October 27, 2005, FIIC had repaid the principal amount of the advances covered by the note and Mr. France deemed FIIC’s obligations under the note fully satisfied.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Since FIIC’s incorporation in January 2005, FIIC has had no revenue and only start-up operations. Upon receipt of the necessary governmental approvals and licenses and establishment of its planned insurance subsidiaries, FIIC plans to introduce an insurance product to insure third-party investors in new and existing businesses which meet its underwriting criteria. These planned insurance subsidiaries include: Federated Investors Insurance Company Risk Retention Group, to underwrite and issue insurance policies; Federated Insurance Captive, an agency captive insurance company providing reinsurance; and Federated Group Agency, a master group agency providing operational services. FIIC anticipates receipt of the necessary licenses from the D.C. DISR and from one state, likely Ohio, by the end of the second quarter of 2006. Until such time, all start-up costs, such as the reserve requirements and initial working capital for establishment of these entities, any operational expenses, and other requirements will be funded by a combination of debt and equity financing.

Plan of Operation

Since its inception, FIIC dedicated its efforts to implementation of a start-up plan intended to secure the financing, governmental approvals, and management team necessary for launch of its planned insurance operations. The key components of this plan are the execution of a license arrangement for use of the FIIC Database Content and Technology upon which FIIC’s underwriting and marketing functions will rely, completion of a merger with a public company, the completion of a bridge financing and private placement, and the formation and licensing of FIIC’s planned insurance subsidiaries. FIIC believes that upon successful completion of these steps, it will be able to launch its insurance operations, as described below and in “FIIC’s Business” beginning on page 52. FIIC currently believes it will be able to complete these steps by the end of the second quarter of 2006, enabling it to generate initial revenues during the third quarter of 2006. However, there are many factors that may influence FIIC’s ability to achieve this timeline, as discussed in detail in the section entitled “Risk Factors” beginning on page 15.

Start-Up Plan

Licensing of FIIC Database Content and Technology

On March 17, 2005, FIIC entered into a Database Access and Content License, Hosting and Support Agreement with FIIC Research and Development, LLC (“FIIC LLC”); the parties amended this agreement on November 7, 2005, in relation to the Bridge Financing. FIIC LLC has developed the FIIC Database Content and Technology, including an extensive database of insurance underwriting data and standards for use in connection with insurance policies that insure investors against the risk of the loss of capital in certain business entities, specially-designed supporting software applications, and technology and database-specific workflow definitions, decision processes and models for managing such applications and utilizing the database and its contents. The license agreement provides FIIC an exclusive and perpetual license to access and use the FIIC Database Content and Technology to obtain the underwriting data, standards and other information for the purpose of underwriting its Investor Protection policies. FIIC also has the right to grant nonexclusive sublicenses to third parties involved in underwriting Investor Protection policies, while FIIC is obligated to continue to host, maintain and augment the FIIC Database Content and Technology. In consideration for the license, FIIC issued to FIIC LLC 9,792,000 shares of its common stock and 5-year warrants to purchase 1,808,307 shares of its common stock at an exercise price of $0.87 per share, and owes FIIC LLC $100,000.

For additional information about the license agreement, see “Related Party Transactions--Database Access and Content License, Hosting and Support Agreement” on page 62, and for more information about how FIIC intends to utilize the information and technology covered by the license agreement, see “FIIC’s Business,” beginning on page 52.

Merger with a Public Company

The Merger will satisfy the second aspect of FIIC’s start-up plan. FIIC believes that a merger with a public company will afford increased market liquidity and enhanced access to the capital markets, in order to better manage and satisfy its significant funding requirements during the start-up and initial operational period. Further, management believes that status as a public company will provide the means to use securities of a publicly-traded company to make further acquisitions of assets or businesses in support of the intended long-term growth of FIIC’s insurance business and will offer a competitive advantage when competing with other parties in the marketplace for such acquisitions. In addition, FIIC believes that becoming a public company will provide it increased visibility in the financial and insurance communities within a short timeframe and create a satisfactory level of transparency for its initial investors and customers. Although FIIC anticipates that the Merger will cost it approximately $217,000 in legal, accounting and other related expenses, including $132,000 of such expenses through November 30, 2005, the management of FIIC believes that FIIC has already had greater access to funding sources for its start-up activities based on its plan to become a public company, including the Bridge Financing, and will continue to reap the benefits upon completion of the Merger.

Bridge Financing and Private Placement

FIIC planned the Bridge Financing and Private Placement, as described in detail beginning on page 42, to provide the initial funds necessary to establish the working capital reserves with the D.C. DISR in conjunction with the formation and licensing of FIIC’s planned insurance subsidiaries. FIIC has received funding from the Bridge Financing, and anticipates receipt of significant funding from the Private Placement prior to close of the Merger. The funds from the Bridge Financing will be used to repay outstanding loans from stockholders and to begin the preparation of the D.C. DISR filings required to seek the necessary licensing for and form the required insurance entities. The funds from the Private Placement will be used first to settle outstanding obligations under the Bridge Financing, if any, and any non-convertible debt outstanding, then to fund the necessary reserve accounts for the new insurance entities. As of its closing at November 30, 2005, FIIC estimates that the Bridge Financing cost it approximately $94,500 in legal, accounting, consulting and other related fees and expenses. FIIC anticipates that the Private Placement will cost it approximately $300,000 in such expenses prior to completion.

Establishment and Licensing of Insurance Subsidiaries

FIIC’s planned revenue model primarily depends on its use and management of the FIIC Underwriting Data and Standards, as licensed from FIIC LLC, in support of the sale of Investor Protection insurance policies through FIIC RRG, with reinsurance and operational support provided by FIC and FGA, respectively. However, FIIC will be unable to launch its planned insurance operations and therefore cannot generate any operational revenues until these insurance entities are formed and licensed as required by the D.C. DISR. The key items required to complete this stage of FIIC’s start-up plan are the completion and submission of the licensing application and the funding of the required working capital reserves. FIIC is in the process of preparing the application for the establishment and licensing of the three entities, pending receipt of the funding necessary for the actuarial feasibility study required by the application. Further, the D.C. DISR requires a company to maintain one dollar in working capital on reserve for every $2.00 of insurance premium to be written prior to the establishment and licensing of a RRG. In support of FIIC RRG, FIIC will provide an initial reserve of $100,000 cash and an additional $400,000 pursuant to a FIIC, Inc. Surplus Note to satisfy the funding requirements. In support of FIC, FIIC will provide an initial reserve of $100,000 cash and an additional $300,000 pursuant to a FIIC, Inc. Surplus Note to satisfy the funding requirements. It is estimated that each Surplus Note would be repaid over a five-year period subject to the approval of the D.C. DISR.

FIIC anticipates use of a significant portion of the Bridge Financing net proceeds towards the required actuarial feasibility study, but does not anticipate filing the completed application until after the Private Placement and Merger closes and FIIC has the necessary capital to fund the required reserves. Once the application is filed, FIIC expects the operating structure for the three new insurance entities to be formally established and licensed within 90 days, including the licensing of FIIC RRG and FIC in the District of Columbia and at least one state, likely Ohio.

Capital Resources

On November 29, 2005, FIIC issued a $350,000 Senior Secured Promissory Note to Oceanus Value Fund, L.P. and closed the first phase of its Bridge Financing. After deducting costs related to the financing, FIIC received approximately $258,000 for use towards its start-up costs. In addition, as of November 30, 2005, FIIC had incurred a total of $189,000 in short term debt, including $39,000 in demand notes from stockholders and $150,000 under convertible notes with outside investors. FIIC anticipates that the Private Placement, when completed, will result in gross equity financing of up to $2,500,000 from the offering of up to 5,000,000 shares total at $.50 per share. After deduction of related fees and expenses, FIIC anticipates receipt of up to $2,212,000 from the Private Placement.

As of November 30, 2005, FIIC had cash and cash equivalents of $116 and current liabilities of $549,721. As of September 30, 2005, FIIC had an accumulated operating deficit of $334,120, which has increased in the subsequent months.

Use of Available Funds

FIIC believes that upon the successful completion of the Private Placement, including the sale of all 5 million shares offered, its current capital resources will be sufficient to cover all start-up costs, reserve requirements and operating expenses for twelve months, including the anticipated initial six months of its insurance operations. FIIC currently anticipates allocating its capital resources as follows:

Debt Repayment

FIIC intends to use a portion of the net proceeds from the Bridge Financing to repay the principal and interest fees on its current demand notes from its stockholders, totaling $58,500. FIIC believes that its currently outstanding convertible notes in the aggregate principal amount of $150,000 will convert into equity subsequent to the Merger and thus not require repayment. Post-Merger and upon completion of the Private Placement, if Oceanus does not choose to convert the NBYS Note and its accrued interest before such time, FIIC also intends to use the proceeds from the completed Private Placement to repay its obligations resulting from the Bridge Financing, which it anticipates will total approximately $368,000 at that time.

Entity Financing

As noted above, FIIC intends to fund the working capital reserves of FIIC RRG and FIC in the amounts of $500,000 and $400,000, respectively, from the net proceeds of the Private Placement. FIIC does not anticipate receiving repayment on the FIIC, Inc. Surplus Notes pursuant to which a portion of such reserve funding will be provided until these insurance entities are operational for at least one year. In addition, FIIC intends to provide FIIC RRG and FIC each with approximately $50,000 for formation and associated initial start-ups costs. FIIC also intends to provide FGA with initial working capital of $529,500, to fund its services in support of FIIC RRG and FIC, including regulatory reporting, backroom operations, underwriting, claims and accounting. The management agreement between FGA and each of the other insurance entities will detail which vendors and suppliers will be responsible for reinsurance support, legal services, accounting services, actuarial support, and other services beyond the abilities of FGA’s own personnel. FIIC anticipates that FGA’s operational expenses for the first six months of its management agreement with FIIC RRG and FIC will total approximately $270,000. Subject to this agreement, FIIC RRG and FIC will provide certain management fees to FGA for its services, but the initial grant of working capital will cover FGA’s start-up costs and ensure its ability to meet its contractual obligations until such time as the insurance operations are fully functional.

Operating Expenses

Any funds received beyond those needed to repay debt, fund the regulatory working capital reserves and provide the insurance entities initial working capital will be used for FIIC’s general corporate purposes, including initial product development, marketing and employee costs. Within the next twelve months, including the anticipated initial six months of its revenue-producing insurance operations, FIIC anticipates spending up to $175,000 on intellectual property rights and product development costs, including payment of the $100,000 owed to FIIC LLC under the license agreement for the FIIC Database Content and Technology, $46,000 on Dun & Bradstreet information fees, $7000 on web services and support and $22,000 on the part-time employment of an information technology specialist. During this period, FIIC also anticipates incurring up to $197,000 in legal expenses relating to the launch of its operations and general corporate governance and $30,000 in audit-related expenses. FIIC also plans to spend up to $40,000 towards market development in the next twelve months, including designing and placing its advertising on-line and developing other sales tools. Other anticipated operating expenses during this initial period include payment of $96,000 in consulting fees which will become due post-Merger, approximately $20,000 in overhead expenses such as copy, fax and phone charges and basic travel expenses, and additional funds, as available, towards reducing FIIC’s accumulated deficit. There are no plans nor is there any necessity to purchase any significant equipment, beyond basic office computers and related technology.

Within the first six months of the launch of FIIC’s insurance operations, FIIC will rely on its executive officers, supported by independent consultants, to fulfill all operational functions. FIIC does not anticipate hiring additional part-time or full-time employees until it approaches the operational benchmark of 100 policies sold, although FIIC may begin payment of the accrued consulting fees, as disclosed in “Executive Compensation—Summary Compensation Table” on page 61, earlier if there are available, unallocated funds. FIIC anticipates initiating payment of the projected executive salaries disclosed in that section shortly after the planned insurance subsidiaries are established and fully licensed for operations and each individual executes an employment agreement.

FIIC may also use a portion of the excess net proceeds from the Private Placement for the acquisition of complementary businesses, technologies or products. There are no contracts or agreements to do so, however.

Launch of Revenue-Producing Insurance Operations

Upon launch of its insurance operations, FIIC anticipates generating revenues primarily from the sale of its Investor Protection insurance policies and secondarily from the collection of licensing fees from other insurance carriers pertaining to the rights to use all copyrighted and protected intellectual property developed by or licensed to FIIC, including for educational, scientific, data mining or new business purposes. In the initial six months of FIIC’s insurance operations, FIIC projects issuing 17 policies at an average total investment per business of $250,000, generating an average premium of ten percent (10%) and thereby yielding $425,000 gross premiums revenue in this initial operational period. Based on FIIC’s analysis of new business starts in the Ohio area, its initial target market, FIIC believes that this level of performance represents a projected market penetration of about 0.23%. Further, FIIC will generate related revenues from its $50 fee per application, regardless of the number of resulting policies issued. FIIC anticipates 27 applications within it initial six months of operations, generating gross application fee revenues of approximately $1,350.

FIIC anticipates that actual premium rates will range from 8 to 18 percent based on the risk group of the subject business per the FIIC Underwriting Data and Standards, and that eventually the application fee may also become variable. FIIC also believes that beginning in year two of its operations overall average premium rates may slightly decline, reflecting lower rates for renewals, the potential impact of competition, and any actual claims experiences. FIIC believes that it may be able to write up to 2,000 policies per year its initial target geographic markets, but continues to project revenues and expenses on a significantly more conservative basis, since it is unknown how quickly the concept of the Investor Protection policy will penetrate the market and how swiftly competition may absorb some of the potential market.

Since the funds in the regulatory working capital reserves cannot be used to fund operations, FIIC, or subsequently the combined group, may also need additional capital to continue to adequately grow its business post-launch of its insurance operations. The amount of additional capital the combined group may need to raise through public or private equity or debt financings over the next few years will depend on many factors, including:

•	market acceptance and the growth rate of demand, if any, for FIIC’s Investor Protection policies;

•	the lead time required to execute and generate a revenue stream from customer contracts;

•	changes in the size of the required working capital reserve or other regulatory requirements;

•	availability of opportunities for strategic acquisition of other companies with technology, resources, customers or know-how that will further the growth of the FIIC’s insurance business; and

•	the accuracy of FIIC’s projections regarding its operating costs, including the costs of regulatory compliance, personnel, legal and accounting costs and the cost of funds.

The combined group cannot be certain that additional sources of liquidity will be available when needed in the future and that its actual cash requirements will not be greater than anticipated. If financing is not available when needed on favorable terms, FIIC would evaluate whether to scale back further development of FIIC’s insurance products and services, to limit its marketing activities, to sell some or all of its technology, intellectual property or assets, to merge with another entity, or to terminate its operations.

Off-Balance Sheet Arrangements

As of November 30, 2005, the Company had no off-balance sheet arrangements.

Critical Accounting Policies And Estimates

FIIC’s financial statements are prepared on the accrual basis and in conformity with U.S. GAAP. Cash and cash equivalents are defined as cash and investments with maturity of less than three (3) months. Any prepaid costs are deferred and expensed at time of receiving services. FIIC’s management may be required to make estimates and assumptions that affect the reporting amount of assets and liabilities, the actual results of which could differ from those estimates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of the securities of NBYS and FIIC prior to and after consummation of the Merger, except as noted in the footnotes below, by:

•	Each person known to be the beneficial owner of 5% or more of the outstanding common stock of NBYS or FIIC;

•	Each of the parties’ executive officers;

•	Each of the parties’ directors; and

•	All of the parties’ respective executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options, warrants and/or convertible notes held by that person that are currently exercisable or convertible, as appropriate, or will become exercisable or convertible within 60 days of the reporting date are deemed outstanding, even if they have not actually been exercised or converted. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

OWNERSHIP OF NBYS PRIOR TO THE MERGER

As of September 30, 2005, 2,901,011 shares of NBYS common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table.

Name and Address of Beneficial Owner	Title	Beneficially Owned Pre-Merger		Percent of Class

Scott M. Thornock 650 South Cherry Street, Suite #310 Denver, Colorado 80246	Chief Executive Officer, President, Secretary, Treasurer and Director	348,000	(1)	12.00%
Bruce A. Capra 6343 Umber Circle Golden, Colorado 80403	Chief Financial Officer and Director	469,967	(2)	16.20%
Paul J. Zueger 3177 South Parker Road Aurora, Colorado 80014	Director	234,966	(3)	8.10%
Wayne F.J. Yakes, M.D. 1800 East Green Oaks Drive Littleton, Colorado 80121	Director	80,000		2.76%
Entrepreneur Investments LLC 1869 West Littleton Boulevard Littleton, Colorado 80120		202,500		6.98%
Mike Tanner 1869 W. Littleton Blvd. Littleton, Colorado 80120		214,380	(4)	7.39%
All executive officers and directors as a group (4 persons)		1,132,933		39.05%

(1)	137,500 of these shares will be cancelled upon consummation of the Merger for cash consideration of $0.40 per share, or $55,000, pursuant to the Share Cancellation Agreement.
(2)	68,750 of these shares will be cancelled upon consummation of the Merger for cash consideration of $0.40 per share, or $27,500, pursuant to the Share Cancellation Agreement.
(3)
18,750 of these shares will be cancelled upon consummation of the Merger for cash consideration of $0.40 per share, or $7,500, pursuant to the Share Cancellation Agreement. Also, Mr. Zueger is the trustee of the Zueger Family Trust, the record owner of _____________ shares of NBYS common stock; Mr. Zueger disclaims beneficial ownership of the shares held by the Zueger Family Trust.

(4)	137,500 of these shares will be cancelled upon consummation of the Merger for cash consideration of $0.40 per share, or $55,000, pursuant to the Share Cancellation Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the rules and regulations promulgated thereunder, requires our directors, executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based solely upon a review of such reports as of the date of this proxy statement, NBYS believes that all our directors, executive officers and 10% stockholders are in compliance with the applicable Section 16(a) filing requirements

OWNERSHIP OF FIIC PRIOR TO THE MERGER

Prior to the consummation of the Merger, FIIC will have 11,468,377 shares of FIIC common stock issued and outstanding, along with 2,176,384 warrants to purchase shares of FIIC common stock and three notes convertible into at least 300,000 shares of FIIC common stock. FIIC does not currently have any outstanding options to purchase shares of FIIC common stock nor does it intend to issue any prior to the closing of the Merger. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable. The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner	Title	Beneficially Owned Pre-Merger(1)		Percent of Class

James W. France 7571 Scioto Ridge Powell, Ohio 43065	President, Chief Executive Officer & Director	672,923	(2)	5.82%
James E. Bowser 1585 Bethel Road Columbus, Ohio 43221	Chief Operating Officer & Executive Vice President	121,842	(3)	1.06%
Wade Estep, CPA 4694 Central College Rd. Westerville, Ohio 43081	Chief Financial Officer	-		-
Robert V. R. Ostrander 1585 Bethel Road Columbus, Ohio 43221	Vice President, Secretary & Director	121,842	(4)	1.06%
Kevin Loychik 4704 Longridge Court Grove City, Ohio 43123	Director	280,781	(5)	2.44%

Name and Address of Beneficial Owner	Title	Beneficially Owned Pre-Merger(1)		Percent of Class
Brent Peterson 20500 Carousel Circle West Boca Raton, Florida 33434	Director	-		-
Dean Barrett 5553 Forest Lane Breckville, Ohio 44141	Director	1,081,657	(6)	9.29%
Christy J. France 10419 Cambridge Ave. Powell, Ohio 43065		677,533	(7)	5.85%
Robert Hernandez 4256 Strafford Road Powell, Ohio 43065		875,514	(8)	7.54%
John P. Schinas Trust 6215 Pasadena Point Boulevard Gulfport, Florida 33707		2,326,806	(9)	19.67%
Corporate Management Solutions, LLC 25000 Great Northern Corp. Suite 300 North Olmstead, Ohio 44236		871,960	(10)	7.51%
Peyton, Chandler & Sullivan, Inc. 620 Sunrise Avenue, Suite 100C Roseville, California 95661		625,000		5.45%
Bridgewater Capital Corporation 610 Newport Center Drive Suite 830 Newport Beach, California 92660		651,376	(11)	5.68%
All executive officers and directors as a group (7 persons)		2,279,045		19.28%

(1) The calculation of beneficially owned shares and total percentages of beneficial ownership do not include any shares that may be issued upon conversion of any accrued interest on the outstanding convertible notes.

(2) Includes 101,922 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(3) Includes 18,842 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(4) Includes 18,842 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(5) Includes 43,781 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(6) Mr. Barrett and his wife, Rondell Barrett, as joint tenants, owners of 177,000 shares of FIIC common stock and 32,697 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share. Mr. Barrett is also the Principal Manager of Corporate Management Solutions, LLC, which is the record owner of 736,000 shares of FIIC common stock and 135,960 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share, the beneficial ownership of which is attributable to Mr. Barrett and reflected herein.

(7) Includes 106,533 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(8) Includes 136,514 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(9) Includes 362,806 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(10) Includes 135,960 warrants to purchase shares of FIIC common stock at any time at an exercise price of $0.87 per share.
(11) Represents 4.9% of the fully diluted share capital of FIIC outstanding at the time of the issuance of the FIIC note in the Bridge Financing pursuant to FIIC’s agreement with Bridgewater.

OWNERSHIP FOLLOWING THE MERGER

Upon completion of the Merger, the parties anticipate that there will be 12,666,983 shares of NBYS common stock issued and outstanding, along with 2,970,302 warrants to purchase shares of NBYS common stock and outstanding notes convertible into at least 650,000 shares of NBYS common stock. These numbers do not give effect to the Private Placement, which may or may not be complete prior to the closing of the Merger. The parties do not anticipate that the combined group will have any options outstanding upon the closing of the Merger. Unless otherwise indicated in the table, the persons and entities named in the table would have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable. The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner (1)	Title	Beneficially Owned Post-Merger(2)		Percent of Class
James W. France	President, Chief Executive Officer & Director	672,923	(3)	5.27%
James E. Bowser	Chief Operating Officer & Executive Vice President	121,842		*
Wade Estep, CPA	Chief Financial Officer	-		-
Robert V. R. Ostrander	Vice President, Secretary & Director	121,842		*
Kevin Loychik	Director	280,781	(3)	2.21%
Brent Peterson	Director	-		-
Dean Barrett	Director	1,081,657	(3)	8.43%
Christy J. France		677,533	(3)	5.30%
Robert Hernandez		875,514	(3)	6.84%
John P. Schinas Trust		2,326,806	(3)	17.86%
Corporate Management Solutions, LLC		871,960	(3)	6.81%
Bridgewater Capital Corporation		686,376	(3)	5.40%
Oceanus Value Fund, L.P. 225 North Market Street Suite 220 Wichita, Kansas 67202		1,108,918	(5)	8.05%
Prior NBYS Shareholders		1,198,606	(3)	9.46%

All executive officers and directors as a group (7 persons)		2,279,045		17.51%

* Less than one percent (1%).
(1) All address not provided in this table, provided above.
(2) Unless otherwise noted below, the number of shares and warrants beneficially owned by each FIIC director, officer and 5% stockholder shall remain unchanged post-Merger, and the footnotes above remain applicable. As above, the calculation of beneficially owned shares and total percentages of beneficial ownership do not include any shares that may be issued upon conversion of any accrued interest on the outstanding convertible notes.

(3) Upon closing of the Merger and issuance of the NBYS Note in the Bridge Financing, 10 existing FIIC stockholders are obligated to pledge an aggregate of 4,761,000 of their newly received NBYS shares of common stock in support of the combined group’s obligations under the NBYS Note. The following shares beneficially owned by FIIC’s directors, officers and 5% beneficial owners shall be subject to this pledge arrangement: J. France, 615,000; K. Loychik, 237,000, C. France, 615,000; R. Hernandez, 739,000; John P. Schinas Trust, 380,000; and Corporate Management Solutions, LLC, 736,000.

(4) Includes 651,376 shares of common stock issued in connection with the issuance of the FIIC Note in the Bridge Financing pursuant to FIIC’s agreement with Bridgewater and 35,000 warrants to purchase shares of the combined group’s common stock to be issued in connection with the exchange of the FIIC Note for the NBYS Note concurrent with the closing of the Merger.

(5) Includes 350,000 shares issuable upon conversion of the NBYS Note from the second phase of the Bridge Financing, which is convertible at any time at $1.00 per share, and 758,918 warrants to purchase shares of NBYS common stock at any time. Both the NBYS Note and the warrants will be issued concurrent with the closing of the Merger under the terms of FIIC’s Bridge Financing.

(6) Includes all shares held by prior NBYS shareholders after the Share Cancellation and the Merger. The parties do not believe that any single previous NBYS shareholder shall hold a 5% or greater beneficial ownership interest in the combined group.

EFFECT OF PRIVATE PLACEMENT ON BENEFICIAL OWNERSHIP

If FIIC completes its Private Placement of 5,000,000 shares of common stock prior to the closing of the Merger, or if the combined group completes the Private Placement shortly after the closing of the Merger and prior to the issuance of any other shares of common stock, options or warrants, the parties anticipate that after the Merger and the Private Placement there will be up to 17,666,983 shares of NBYS common stock issued and outstanding, along with up to 3,470,302 warrants to purchase shares of NBYS common stock and outstanding notes convertible into at least 650,000 shares of NBYS common stock. Unless otherwise indicated in the table, the persons and entities named in the table would have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name, subject to community property laws, where applicable. The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner (1)	Title	Beneficially Owned Post-Merger and Private Placement(2)		Percent of Class
James W. France	President, Chief Executive Officer & Director	672,923		3.79%
James E. Bowser	Chief Operating Officer & Executive Vice President	121,842		*
Wade Estep, CPA	Chief Financial Officer	-		-
Robert V. R. Ostrander	Vice President, Secretary & Director	121,842		*
Kevin Loychik	Director	280,781		1.59%
Brent Peterson	Director	-		-
Dean Barrett	Director	1,081,657		6.06%
John P. Schinas Trust		2,326,806		12.91%
Oceanus Value Fund, L.P.		1,108,918		5.91%
Prior NBYS Shareholders		1,198,606	(3)	6.78%
Private Placement Purchasers		5,000,000	(4)	27.52%

All executive officers and directors as a group (7 persons)		2,279,045		12.65%

*	Less than one percent (1%).
(1)	All address not provided in this table, provided above.
(2)
Unless otherwise noted below, the number of shares and warrants beneficially owned by each FIIC director, officer and 5% stockholder shall remain unchanged post-Merger, and the footnotes above remain applicable. As above, the calculation of beneficially owned shares and total percentages of beneficial ownership do not include any shares that may be issued upon conversion of any accrued interest on the outstanding convertible notes.

(3)
Includes all shares held by prior NBYS shareholders after the Share Cancellation and the Merger. The parties do not believe that any single previous NBYS shareholder shall hold a 5% or greater beneficial ownership interest in the combined group.

(4)
Includes maximum number shares to be issued to purchasers in the Private Placement as a group. It is uncertain at this time whether any single purchaser in the Private Placement shall obtain a 5% or greater beneficial ownership interest in the combined group. If one or more purchasers obtains a 5% or greater beneficial ownership interest in the combined group through the Private Placement, appropriate forms will be filed pursuant to Section 16(a) in a timely manner disclosing such interests.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements give effect to the Merger as if it had occurred at an earlier date. The unaudited pro forma condensed combined balance sheet as of September 30, 2005 gives effect to the Merger as if it occurred on September 30, 2005 and combines the historical balance sheets of FIIC and NBYS at September 30, 2005. The FIIC balance sheet information was derived from its audited September 30, 2005 balance sheet included herein. The NBYS balance sheet information was derived from its unaudited September 30, 2005 balance sheet incorporated by reference herein. The unaudited pro forma condensed combined statement of operations for the six months ended September 30, 2005 is presented as if the transaction was consummated on April 1, 2005 and combines the historical results of FIIC and NBYS for the three and six months ended September 30, 2005. The historical results of FIIC were derived from its audited September 30, 2005 statement of operations included herein. The historical results of NBYS were derived from its unaudited September 30, 2005 statement of operations incorporated by reference herein.

The unaudited pro forma condensed combined financial statements have been prepared by FIIC’s and NBYS’s management for illustrative purposes only and are not necessarily indicative of the condensed financial position or results of operations in future periods or the results that actually would have been realized had FIIC and NBYS been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of FIIC from inception (January 24, 2005) through September 30, 2005 included herein and the historical financial statements of NBYS for the three, six and nine months ended and as of September 30, 2005, incorporated by reference herein.

Because FIIC’s stockholders will own approximately 92.6% of the shares of NBYS common stock after the Merger, FIIC’s stockholders have control over NBYS, FIIC’s designees will serve as the combined group’s directors and FIIC’s management team will take over management of the combined group. As a result, FIIC is deemed to be the acquiring company for accounting purposes. Accordingly, the purchase price is allocated among the fair values of the assets and liabilities of NBYS, while the historical results of FIIC are reflected in the results of the combined company. The transaction will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” Under the purchase method of accounting, the total estimated purchase price, calculated as described in Note 1 to these unaudited pro forma condensed combined financial statements, is allocated to the net tangible and intangible assets acquired and liabilities assumed in connection with the Merger, based on their estimated fair values as of the completion of the Merger, taking into account the intended issuance of NBYS’s remaining assets and the settlement of its outstanding liabilities upon consummation of the Merger. A final determination of any estimated fair values, which cannot be made prior to the completion of the Merger, will be based on the actual net tangible and intangible assets of NBYS that exist as of the date of completion of the Merger.

The selected unaudited pro forma condensed combined financial statements are based on estimates and assumptions that are preliminary. The data is presented for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of NBYS that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group. Please also read the section in this proxy statement entitled “Cautionary Note Regarding Forward Looking Statements” on page 31 for more information on the statements made in this section.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	As of September 30, 2005		Adjustments				Combined
	FIIC	NBYS	Dr		Cr		as adjusted
ASSETS
Current assets:
Cash	$376	$56	$150,000	c	$(56	) a	$108,376
			258,000	b	(300,000	) a
Prepaid interest	-	-	3,500	b			3,500
Total current assets	376	56	411,500		(300,056)		111,876

Loan Fees	-	-	88,500	b	-		103,500
			15,000	c
Goodwill	-	-	301,199	a	-		301,199
License agreement	109,792	-	-		-		109,792
Deferred stock issuance costs	12,500	-	-		-		12,500

Total assets	$122,668	$56	$816,199		$(300,056)		$638,867

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$(248,323)	$(61,675)	$61,675	a	$(15,000	) c	$(263,323)
Note payable - convertible	-	-	-		(150,000	) c	(150,000)
Bridge loan payable	-	-	-		(350,000	) b	(350,000)
Notes payable - shareholders	(39,000)	(3,500)	56	a	-		(39,000)
			3,444	a
Advances from related party	(14,223)	-	-		-		(14,223)
Related party payable	(144,500)	-	-		-		(144,500)

Total liabilities	(446,046)	(65,175)	65,175		(515,000)		(961,046)

Stockholders deficit:
Capital stock	(9,792)	(291)	291	a	(1,199	) a	(12,667)
					(1,676	) d
Additional paid in capital	(1,000)	(5,266,809)	5,266,809	a	-		(1,000)
Deficit accumulated in development stage	334,170		1,676	d	-		335,846
Retained earnings	-	5,332,219	-		(5,332,219	) a	-
Total stockholders deficit	323,378	65,119	5,268,776		(5,335,094)		322,179
Total liabilities and stockholders deficit	$(122,668)	$(56)	$5,333,951		$(5,850,094)		$(638,867)

Footnotes to the Unaudited Pro Forma Condensed Combined Balance Sheet

The Unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the transaction occurred on September 30, 2005.

a    In connection with the Merger, FIIC will use the purchase method of accounting. Total cash consideration will be $300,000 ($200,000 paid to certain shareholders to cancel 500,000 shares and $100,000 to cover aggregate liabilities).

b    $350,000 convertible bridge loan from Oceanus Value Fund, LP (“Oceanus”) due February 28, 2006 accruing interest at 12% paid monthly in arrears with one month of interest prepaid at closing. The cash received from the loan is net of loan fees of $14,000 payable to the lender (4% of term loan), placement fees of $42,000 (10% of gross facility involved in the equity financing and 2% non-accountable fee) payable to Bridgewater Capital Corporation ("Bridgewater "), legal fees of $27,500, consulting fees of $5,000 and prepaid interest of $3,500 due at closing. The loan is convertible into common stock at any time at a conversion price of $1.00 per share. The loan is also subject to mandatory conversion at $3.00 per share if the following conditions are met: i) for 20 consecutive trading days, the closing price of the common stock has equaled or exceeded $3.00 per share, ii) the common stock is then trading on the OTC Bulletin Board, iii) Mandatory Conversion Shares are freely tradable pursuant to an effective registration statement or Rule 144(k) under the 1933 Act and iv) for 20 consecutive trading days, the common stock has been trading at a volume of at least $250,000 worth of common stock per day.

In addition, Oceanus will receive assignable warrants to purchase an amount of shares equal to 5% of the fully diluted shares of the combined group at a market determined by the 10 trading day average closing bid price of the common stock prior to the close of the transaction. Once the loan is paid in full, Oceanus will have a one-year reset right with respect to the warrants, starting from the date the loan was satisfied.

In addition to the fees outlined above, Bridgewater will receive 4.9% of the fully diluted common stock outstanding with the funding of the $350,000 bridge loan.

c    Three $50,000 convertible notes issued in October 2005 accruing interest at 10% per annum due in full October 2006. Each note is convertible at any time at the option of the holder and shall automatically convert into shares of common stock at the close of the next equity financing, whether in a single transaction or a series of related transactions, yielding gross proceeds of at least $2,000,000 in the aggregate. The number of shares of common stock to be issued upon such a conversion shall be equal to the quotient obtained dividing (i) the entire principal amount of the note plus accrued interest by (ii) a $0.50 price per share of the common stock, rounded to the nearest whole share. As further consideration of the notes, each holder will be issued common stock warrants to purchase 115,000 shares of common stock at a price of $0.87 per share. And as consideration for securing this financing, Bridge Finance Partners will receive $15,000 in cash and warrants to purchase 23,077 shares of common stock at a price of $0.87 a share.

d    Stock compensation due to parties involved in merger:
Bridgewater Capital Corporation	651,376
Peyton, Chandler & Sullivan	625,000
Corporate Growth Professionals	400,000
Total shares to be issued	1,676,376

Assumed stock price	$0.50
Fair market value of services	$838,188
Less: par value ($.001 per share)	$(1,676)
Stock issuance costs netted against additional paid in capital	$836,511

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	For the six months ended September 30, 2005			Adjustments			Combined
	FIIC	NBYS		Dr	Cr		as adjusted

Revenues	$-	$100		$-	$-		$100
Cost of sales	-	50		-	-		50
Gross profit	-	50		-	-		50

General and administrative expense	291,577	23,094		-	-		314,671
Depreciation and amortization	-	32		-	-		32
Loss on disposal	-	461		-	-		461
Total operating expenses	291,577	23,587		-	-		315,164

Operating loss	(291,577)	(23,537)		-	-		(315,114)

Non operating income	-	503		-	-		503
Interest expense	(6,866)	-		-	-		(6,866)

Net loss before income taxes	(298,443)	(23,034)		-	-		(321,477)

Income tax expense	-	-		-	-		-

Net loss	$(298,443)	$(23,034)		$-	$-		$(321,477)

Basic loss per share	$(0.03)						$(0.03)
Diluted loss per share	$(0.03)						$(0.03)
Basic - shares used in per share computations	9,792,001	1,198,606	a		1,676,376	b	12,666,983
Diluted - shares used in per share computations	9,792,001	1,198,606	a		1,676,376	b	12,666,983

Footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations

The Unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the transaction occurred on April 1, 2005.

a    In accordance with the Merger Agreement dated July 19, 2005, Nicklebys.com will effectuate a 1 for 2.00317 reverse stock spilt of its common stock immediately prior to the Merger and after the cancellation of 500,000 shares held by certain NBYS shareholders. After the Share Cancellation and Stock Split, 1,198,606 shares of Nicklebys.com, Inc. common stock will be outstanding.

b    FIIC will be issuing 651,376 shares to Bridgewater Capital Corporation, 625,000 shares to Peyton, Chandler & Sullivan, and 400,000 shares to Corporate Growth Professionals for services performed in connection with the Merger.

The following securities were not included in the computation of pro forma numbers of shares because to do so would have been anti-dilutive for the period presented:

Warrants to purchase FIIC stock	2,970,302
Convertible debt	650,000
Total securities not included in pro forma number of shares	3,620,302

PROPOSAL 2—APPROVAL OF AMENDMENT TO NBYS’S ARTICLES OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF NBYS COMMON STOCK

Overview

Our board of directors has approved, subject to shareholder approval, an amendment to NBYS’s Articles of Incorporation to effect a 1-for-2.00317 reverse stock split whereby every 2.00317 shares of NBYS common stock outstanding will be combined and reduced into one share of NBYS common stock . A copy of the proposed certificate of amendment is attached as Annex B to this proxy statement. NBYS shareholders are urged to read the certificate of amendment carefully as it is the legal document that governs the amendment of NBYS’s Articles of Incorporation. Approval of this proposal is required to consummate the Merger.

By approving this proposal, NBYS’s shareholders will authorize NBYS’s board of directors to file this amendment with the Secretary of State of the State of Colorado. The reverse stock split will become effective upon filing of the amendment. Although we are asking for shareholder approval of this proposal, if for any reason the Merger is not approved or it does not appear that the Merger will be consummated, this proposal will not be implemented.

Reasons for the Reverse Stock Split

By reducing the number of outstanding shares of NBYS common stock via a reverse stock split prior to effecting the Merger, the parties will be able to achieve the negotiated post-Merger ownership percentages while maintaining a one-for-one exchange ratio of new shares of NBYS common stock and the outstanding FIIC common stock, thereby avoiding the issue of cash payment for fractional shares in the Merger.

Further, NBYS’s board of directors believes that a reverse stock split is desirable prior to the Merger in order to increase NBYS common stock price in the near term to make its shares more desirable consideration to FIIC’s securityholders in the proposed transaction. NBYS’s board of directors also believes that the increased market price of NBYS common stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of NBYS common stock and will encourage interest and trading in NBYS common stock upon development of the combined group’s business. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of NBYS common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. NBYS’s board of directors is hopeful, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

NBYS’s board of directors believe the transaction proposed is favorable to both NBYS shareholders and to FIIC securityholders, and that the listing of NBYS shares on the OTCBB already makes them attractive consideration to FIIC securityholders evaluating NBYS’s proposed offer. Nevertheless, NBYS’s board of directors also believes that a reverse stock split, and its anticipated effects on the pricing, marketability and liquidity of NBYS common stock, may make NBYS common stock even more desirable as consideration in the proposed transaction.

Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each shareholder will own a reduced number of shares of NBYS common stock. However, the proposed reverse stock split will affect all of NBYS’s existing shareholders uniformly and will not affect any shareholder’s percentage ownership interest in NBYS, except to the extent that the reverse stock split results in any of NBYS’s shareholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of NBYS common stock will not be affected by the proposed reverse stock split, other than as a result of the rounding of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of shareholders of record will not be affected by the proposed reverse stock split.

Although the proposed reverse stock split by itself will not affect the rights of shareholders or any shareholder’s proportionate equity interest in NBYS, subject to the treatment of fractional shares, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of NBYS’s board of directors to issue authorized and unissued shares without further shareholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of NBYS’s Articles of Incorporation or Bylaws.

Currently, NBYS is authorized to issue up to a total of 103,000,000 shares of capital stock, consisting of 3,000,000 shares of “blank check” preferred stock and 100,000,000 shares of common stock. The proposed amendment would not change the number of total authorized shares of NBYS capital stock. Thus, immediately following the reverse stock split, the total number of authorized shares of capital stock would remain at 103,000,000, consisting of 3,000,000 shares of “blank check” preferred stock and 100,000,000 shares of common stock. The par value of NBYS common stock and preferred stock would remain unchanged at $.0001 per share, as well. Based on the number of issued and outstanding shares of common stock as of the record date,___________ , 200_, a total of 97,098,989 shares of common stock would be authorized but unissued immediately prior to the reverse stock split, leaving approximately 98,551,790 shares of NBYS common stock authorized and unissued after the reverse stock split, prior to giving effect to shares of common stock to be issued, allocated or reserved for issuance in connection with the Merger, including the issuance of the merger consideration or the Plan Assumption.

After the Stock Split and the Merger, without giving effect to the Private Placement, a total of up to 87,333,017 shares of NBYS common stock would be authorized but unissued, with 3,620,302 shares allocated for issuance pursuant to outstanding warrants or upon conversion of outstanding convertible notes. In addition, another 1,854,883 shares of NBYS common stock will be reserved for the issuance of options pursuant to the assumed FIIC 2005 Plan, leaving 81,857,832 shares of NBYS common stock authorized and unissued, unallocated and unreserved.

Upon completion of the Private Placement, and conversion of the note issued in the Bridge Financing, as well as the Stock Split and the Merger, a total of up to 81,983,017 shares of NBYS common stock would be authorized but unissued, with 3,470,302 shares allocated for issuance pursuant to outstanding warrants and another 300,000 shares allocated for issuance upon conversion of other outstanding convertible notes. In addition, another 1,854,883 shares of NBYS common stock would be reserved for the issuance of options pursuant to the assumed FIIC 2005 Plan, leaving 76,357,832 shares of NBYS common stock authorized and unissued, unallocated and unreserved. NBYS’s board of directors does not have any definite plans with regard to these remaining authorized shares of NBYS common stock following the reverse stock split, although they may be used for fundraising purposes by the combined group through the further sale and issuance of NBYS capital stock.

If the proposed reverse stock split is implemented, it may increase the number of shareholders of NBYS who own “odd lots” of less than 100 shares of NBYS common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

NBYS common stock is currently registered under Section 12(g) of the Exchange Act, and NBYS is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the common stock under the Exchange Act.

Effective Date

If approved at the NBYS special meeting, the proposed reverse stock split would become effective as of 5:00 p.m. Eastern Time on the date of filing of Articles of Amendment to NBYS’s Articles of Incorporation with the office of the Secretary of State of the State of Colorado, which would occur as soon as practicable following the meeting. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the shareholders, into new shares of common stock in accordance with reverse stock split ratio determined by NBYS’s board of directors within the limits set forth in this proposal.

Rounding of Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split, nor will shareholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares. Instead, any fractional shares shall be rounded to the nearest whole share. NBYS’s board of directors has determined that the amount to be paid for fractional shares, based on the current low book value and trading price of NBYS common stock, would be nominal, and that the small benefit to shareholders would be outweighed by the cost and time required to make such payments.

Exchange of Stock Certificates

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been effected. NBYS’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by NBYS. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

The proposed reverse stock split will not affect the par value of NBYS common stock. As a result, on the effective date of the reverse stock split, the stated capital on NBYS balance sheet attributable to the common stock will be reduced in proportion to the exchange ratio selected by NBYS’s board of directors in the manner described above, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of NBYS common stock will be increased because there will be fewer shares of NBYS common stock outstanding. NBYS does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Dissenters’ Rights

Under the CBCA, NBYS’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to NBYS’s Articles of Incorporation to effect the reverse stock split, and NBYS will not independently provide NBYS’s shareholders with any such rights.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended, or the Code, treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

NBYS has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The tax treatment of a shareholder may vary depending on such shareholder’s particular situation or status. This discussion is limited to shareholders who hold their common stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to stockholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

HOLDERS OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Consequences to NBYS Shareholders Who Receive Common Stock in the Stock Split

NBYS intends to treat the exchange of new common stock for existing common stock in the reverse stock split as a recapitalization under Section 368(a)(1)(E) of the Code. Accordingly, a shareholder who receives only new common stock in exchange for the shareholder’s existing common stock should not recognize taxable gain or loss as a result of the reverse stock split, should have a tax basis in its common stock received in the reverse stock split equal to its tax basis in its existing common stock, and should include its holding period in its existing common stock in its holding period for the new common stock received in the reverse stock split.

Vote Required

To be approved, this proposal 2 must receive a “For” vote from the majority of shares of NBYS common stock outstanding on the record date. If a NBYS shareholder “Abstains” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote. As of the record date, there were 2,901,011 shares of NBYS common stock outstanding. Therefore, to be approved, shareholders holding at least 1,453,407 shares of NBYS common stock must vote “For” the amendment to NBYS’s Articles of Incorporation regarding the reverse stock split.

NBYS’s Board of Directors Recommends The NBYS Shareholders Vote “FOR” Proposal 2.

PROPOSAL 3—APPROVAL AND ASSUMPTION OF THE
FIIC 2005 STOCK OPTION, DEFERRED STOCK AND RESTRICTED STOCK PLAN

In order to allow the combined group to offer competitive compensation packages to employees, officers, directors, advisors and independent contractors, by providing these individuals the opportunity to acquire or increase their proprietary interest in the combined group and thereby adding to their incentive to contribute to the performance and growth of the company, NBYS is seeking approval to assume the FIIC 2005 Plan pursuant to the Merger Agreement. The FIIC stockholders previously adopted the FIIC 2005 Stock Option, Deferred Stock and Restricted Stock Plan, or the “FIIC 2005 Plan,” to serve this incentive compensation purpose. NBYS shareholders are urged to carefully read the complete FIIC 2005 Plan which is attached as Annex C to this proxy statement.

Summary of the FIIC 2005 Plan

The FIIC 2005 Stock Plan provides for the grant of up to 1,854,883 shares of common stock pursuant to incentive stock options or nonqualified stock options, as deferred stock, or as restricted stock (the latter two collectively, “Stock Awards”) for officers, employees, directors, consultants and advisors. Such shares are currently authorized and unissued, but reserved for issuance under the FIIC 2005 Plan.

Administration of the FIIC 2005 Plan

The Plan shall be administered by the FIIC board of directors or by a designated committee appointed by the board (the “Administrator”). At such time that the common stock underlying the options and Stock Awards becomes registered under Section 12 of the Securities Act, such committee must consist solely of “non-employee directors,” as defined in Rule 16b-3 as promulgated by the SEC under the Exchange Act, or each grant under the Plan must be approved by the Board. After the Merger, if approved, NBYS’s common stock, already registered under Section 12, shall be the underlying security for options and stock awards under the FIIC 2005 Plan, and FIIC anticipates its Compensation Committee, to be formed prior to the close of the Merger, will consist solely of non-employee directors and serve as Administrator of the FIIC 2005 Plan.

The Administrator has the power and authority to make grants of options or Stock Awards or any combination thereof to eligible persons under the plan, including the selection of such recipients, the determination of the size of the grant, and determination of the terms and conditions, not inconsistent with the terms of the FIIC 2005 Plan, of any such grant including, but not limited to:

(i) the restricted period applicable to the Stock Awards,

(ii) the date or dates on which restrictions applicable to such Stock Awards shall lapse during such period,

(iii) when and in what increments shares covered by stock options may be purchased; and

(iv) which written instruments shall evidence the grant(s).

The Administrator also has the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the FIIC 2005 Plan as it shall from time to time deem advisable. Further, the Administrator may interpret the terms and provisions of the FIIC 2005 Plan and any options or Stock Awards issued under the Plan and any agreements relating thereto and otherwise supervise the administration of the Plan. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the company and all plan participants.

Eligibility

Officers, employees and directors of, and consultants and advisors providing services to, FIIC are eligible to be granted non-qualified stock options, deferred stock or restricted stock awards under the FIIC 2005 Plan. Officers and other key employees of the company are also eligible to receive incentive stock options. The Administrator shall select from among the eligible persons under the FIIC 2005 Plan as recommended by the senior management of FIIC, from time to time in its sole discretion, to make certain grants of stock options or Stock Awards, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Stock Options

Stock options may be granted to eligible persons alone or in addition to Stock Awards granted under the FIIC 2005 Plan. Any stock option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of the stock option award need not be the same with respect to each optionee. Recipients of stock options must enter into a stock option agreement with the company, in such form as the Administrator shall determine; the agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The Administrator may grant either incentive stock options or non-qualified stock options or a combination thereof, although the Administrator may not grant incentive stock options to any individual who is not an employee of the company. To the extent that any stock option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option. If the aggregate fair market value of the shares of common stock underlying incentive stock options granted under the FIIC 2005 Plan, measured as of the date the incentive stock option is granted, which become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such stock options shall be treated as non-qualified stock options to the extent such exceeds $100,000.

Incentive stock options may not be granted at less than the fair market value of the underlying common stock at the date of grant. Nonqualified stock options may not be granted at less than 85% of the fair market value of the underlying common stock at the date of the grant. A stock option may not be granted at less than 110% of such fair market value if the employee owns or is deemed to own more than 10% of the combined voting power of all classes of the company’s stock at the time of the grant. The options can be exercisable at various dates, as determined by the board of directors, or a committee designated by the board of directors, and will expire no more than 10 years from the date of grant, or no more than five years for any option granted to an employee who owns or is deemed to own 10% of the combined voting power of all classes of the company’s stock.

Stock options granted under the FIIC 2005 plan, once vested, are exercisable in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and has given any applicable representations pursuant to the FIIC 2005 Plan and terms of the particular stock option award agreement.

Stock Awards

Deferred stock and restricted stock awards may be issued either alone or in addition to options awarded under the FIIC 2005 Plan. An award of deferred stock entitles the recipient to receive a specified number of shares of common stock under certain terms and conditions at the end of a deferral period set by the Board or its designated committee, at the time of the grant. An award of restricted stock entitles the recipient to receive a specified number of shares of common stock subject to restrictions that lapse with the passage of time or upon the attainment of certain performance objectives. The purchase price of any deferred stock or restricted stock award must be at least 85% of the fair market value of the underlying common stock at the time of the grant of the Stock Award or at the time the recipient consummates the purchase. If the recipient owns or is deemed to own more than 10% of the combined voting power of all classes of the company’s stock, then the purchase price of the stock award must be 100% of the fair market value of the underlying common stock at the time of the grant of the Stock Award or at the time the recipient consummates the purchase.

Certificates for shares of unrestricted stock shall be delivered to the Stock Award recipient promptly after, and only after, the deferral or restricted period, respectively, shall expire without forfeiture in respect of such shares of deferred stock or restricted stock, except as the Administrator, in its sole discretion, shall otherwise determine. Each recipient of a restricted stock award shall be issued a stock certificate in respect of such shares of restricted stock; and such certificate shall be registered in the name of the recipient, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The stock certificates evidencing such shares must be held in the custody of the company until the restrictions thereon shall have lapsed, and, as a condition of any restricted stock award, the recipient must deliver a stock power, endorsed in blank, relating to the stock covered by the award. With respect to shares of restricted stock, the recipient shall have all of the rights of a stockholder of the company, including the right to vote the shares, and the right to receive any dividends thereon, during the restricted period.

With respect to deferred stock awards, during the deferral period the recipient shall generally not have the rights of a stockholder of the company, including the right to vote the shares. However, the company shall pay the recipient any dividends declared during the deferral period with respect to the number of shares covered by a deferred stock award. At the expiration of the deferral period, the recipient of a deferred stock award shall receive stock certificates in respect of his or her shares of deferred stock, in a number equal to the shares of Stock covered by the Deferred Stock award.

Limitations on Grants

Until such time as FIIC becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the aggregate sales price of securities sold in reliance on Rule 701 within the preceding twelve (12) months under the FIIC 2005 Plan and any other agreement granting options under Rule 701 of the Securities Act or amount of securities, as the case may be, shall not exceed the greatest of: (i) $1,000,000, (ii) 15% of the total assets of FIIC, measured as of the end of its most recently completed fiscal year, or (iii) 15% of FIIC’s outstanding common stock, including securities (other than securities issued pursuant to the FIIC 2005 Plan) convertible or exchangeable for common stock.

Upon closing of the Merger, if approved, FIIC will be subject to reporting requirements of Sections 13 or 15(d) of the Exchange Act, and this limitation on the aggregate volume of options granted in a 12 month period will no longer govern the combined group’s grant of options under the FIIC 2005 Plan.

Termination of FIIC 2005 Plan

The FIIC 2005 Plan has a duration of ten years, such that no stock option or Stock Award may be granted pursuant to the FIIC 2005 Plan on or after the tenth anniversary of its effective date, April 26, 2005. However, any stock options or Stock Awards granted prior to that termination date remain exercisable beyond that date.

Transfer and Termination of Options and Stock Awards

Options and Stock Awards granted under the FIIC 2005 Plan are restricted as to transfer and may contain provisions relating to a change of control and various means of payment upon exercise or purchase. No stock option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution; incentive stock options shall be exercisable, during the optionee’s lifetime, only by the optionee. Recipients shall not be permitted to sell, transfer, pledge or assign shares of deferred stock or restricted stock awarded under the FIIC 2005 Plan other than by will or the laws of descent and distribution. However, within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the recipient’s termination, death or disability or the occurrence of a change of control, as defined within the FIIC 2005 Plan.

Grant documentation will govern the expiration of deferral or restricted periods, applicable restrictions and vesting of the various types of awards available under the FIIC 2005 Plan. With respect to any exercisable portion of a stock option or Stock Award grant, such rights shall terminate upon the earlier of the 10th anniversary of the grant date or the expiration of 90 days following termination of employment for reasons other than death, disability or cause, the first anniversary of termination by reason of death or disability, the date of the termination of employment for cause or the date of termination for any reason. However, subject to the provisions of the deferred stock or restricted stock award agreement, upon termination of employment for any reason during the deferral or restricted period, all shares subject to any restriction as of the date of such termination shall be forfeited by the recipient, and the recipient shall only receive the amount, if any, paid by the recipient for such deferred stock or restricted stock, plus simple interest on such amount at the rate of 6% per year.

Disclosure Requirements

Until such time as FIIC becomes subject to the reporting requirements of sections 13 or 15(d) of the exchange act, in the event the aggregate offering price of securities subject to outstanding offers plus the offering price of securities sold in the preceding twelve (12) months, as a result of awards issued under the plan, exceeds $5,000,000, FIIC must deliver the following disclosure documents to any recipient of options or a stock award under the FIIC 2005 plan within a reasonable period of time before the applicable date of exercise, conversion or sale:

(a)	A summary of the material terms of the FIIC 2005 Plan;

(b)	Information about the risks associated with purchasing the shares of stock in FIIC; and

(c)	Financial statements as of a date no more than 180 days before the issuance of the securities under the Plan.

Upon closing of the Merger, if approved, FIIC will be subject to reporting requirements of Sections 13 or 15(d) of the Exchange Act, and this disclosure requirement will no longer govern the combined group’s obligations under the FIIC 2005 Plan. However, plan participants will continue to receive such information through the combined group’s Exchange Act filings.

Vote Required

To be approved, this proposal 3 must receive a “For” vote from the majority of shares of NBYS common stock outstanding on the record date. If a NBYS shareholder “Abstains” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote. As of the record date, there were 2,901,011 shares of NBYS common stock outstanding. Therefore, to be approved, shareholders holding at least 1,453,407 shares of NBYS common stock must vote “For” the assumption of the FIIC 2005 Stock Option, Deferred Stock and Restricted Stock Plan as NBYS’s plan.

NBYS’s Board of Directors Recommends the NBYS Shareholders vote “FOR” Proposal 3.

PROPOSAL 4—APPROVAL OF THE CHANGE OF NBYS’S STATE OF INCORPORATION FROM COLORADO TO DELAWARE AND CONCURRENT NAME CHANGE TO “FIIC HOLDINGS, INC.”

In evaluating the terms and conditions of the Merger Agreement, the NBYS and FIIC boards of directors determined that a change in NBYS’s state of incorporation from Colorado to Delaware would increase the likely post-Merger success of the combined group. Pursuant to the terms of the Merger Agreement, the NBYS board of directors adopted a resolution authorizing NBYS to change its state of incorporation post-Merger from Colorado to Delaware, and to concurrently change the name of the corporation from Nicklebys.com, Inc. to FIIC Holdings, Inc., which we refer to as the Reincorporation and Name Change, respectively. NBYS is seeking shareholder approval of the Reincorporation and Name Change, and NBYS’s ability to close the Merger is contingent in part upon the receipt of such approval.

Purpose of the Reincorporation and Name Change

NBYS is proposing to reincorporate the post-Merger combined group in the State of Delaware because Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the NBYS board. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. As a result, Delaware corporate law has been, and is likely to continue to be, interpreted in many significant judicial decisions, providing more flexibility in practice and more certainty in interpretation and application than currently exists under the corporate laws of the State of Colorado.

Further, by the close of the Merger, NBYS will have completed the termination of its existing business, and following the Merger the combined group’s business will be FIIC’s insurance business, former FIIC stockholders will primarily own the combined group and FIIC’s management team will lead the combined group. Since FIIC is currently a Delaware corporation, the reincorporation will enable its business to remain incorporated in Delaware and to take advantage of its management’s experience leading a Delaware corporation. Likewise, since FIIC is the name currently associated with FIIC’s insurance business, changing the name of the combined group to FIIC Holdings, Inc. creates consistency for FIIC’s current investors, business partners, and potential customers, as well as regulators, and more accurately reflects the combined group’s ongoing business operations.

The Reincorporation and Name Change Process

The post-Merger combined group will effect the Reincorporation and Name Change by merging NBYS with and into a newly-formed, wholly-owned subsidiary, FIIC Holdings, Inc., pursuant to an Agreement and Plan of Merger, a form of which is attached hereto as Annex F (the “Reincorporation Agreement”), which will result in:

•	a change in domicile of NBYS from the State of Colorado to the State of Delaware, which means that the surviving company will be governed by the laws of the State of Delaware;

•	a change in our corporate name from Nicklebys.com, Inc. to FIIC Holdings, Inc.;

•
the right of the combined group’s stockholders to receive one new share of FIIC Holdings, Inc., for each outstanding share of NBYS common stock held on the effective date of the Reincorporation and Name Change;

•	the FIIC 2005 Plan, which will be assumed by NBYS in the Merger, becoming the stock option plan of FIIC Holdings, Inc. (a copy of which is attached hereto as Annex C);

•	FIIC Holdings, Inc.'s Certificate of Incorporation becoming the Certificate of Incorporation of the surviving corporation (a copy of which is attached hereto as Annex D); and

•	FIIC Holdings, Inc.'s Bylaws becoming the Bylaws of the surviving corporation (a copy of which is attached hereto as Annex E).

The Reincorporation and Name Change will become effective upon the filing of a Certificate of Incorporation with the Delaware Secretary of State, and the Reincorporation Agreement with the Colorado Secretary of State and the Delaware Secretary of State, along with any other statutorily required documentation. The parties anticipate completing these filings as quickly as possible after the closing of the Merger, if approved.

Effect of the Reincorporation and Name Change

The Name Change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Nicklebys.com, Inc.” will continue to be valid and represent shares of “FIIC Holdings, Inc.” In the future, new stock certificates will be issued bearing the combined group’s new name, but this will in no way affect the validity of your current stock certificates. The Name Change will be reflected by book-entry. For those stockholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

Following the Reincorporation, Delaware law will govern the rights of the combined group’s stockholders, including the current NBYS shareholders. For further information regarding the effect of the Reincorporation on stockholders' rights, refer to “Comparison of Stockholders’ Rights Under Colorado and Delaware Corporate Law” below.

Beginning on or about the effective date of the Reincorporation and Name Change, the combined group will seek assignment of a new trading symbol on the Over-the-Counter Bulletin Board for the company’s common stock.

Material Federal Income Tax Consequences of the Reincorporation and Name Change for NBYS and NBYS Shareholders

The following is a summary of certain material United States federal income tax consequences of the Reincorporation and Name Change of NBYS. The following discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended, or the Code, treasury regulations promulgated under the Code, Internal Revenue Service, or IRS, rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively.

NBYS has not sought and will not seek any rulings from the IRS or opinions from counsel with respect to the United States federal income tax consequences discussed below. The discussion below does not in any way bind the IRS or the courts or in any way constitute an assurance that the United States federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The tax treatment of a shareholder may vary depending on such stockholder’s particular situation or status. This discussion is limited to shareholders who hold their common stock as capital assets and it does not address aspects of United States federal income taxation that may be relevant to shareholders who are subject to special treatment under United States federal income tax laws, such as dealers in securities, financial institutions, insurance companies, tax-exempt entities, persons holding common stock as part of a hedge, straddle or other risk reduction transaction, and persons that are subject to loss disallowance rules with respect to their common stock. In addition, the discussion does not consider the effect of any applicable foreign, state, local or other tax laws, or estate or gift tax considerations or the alternative minimum tax.

Consequences of the Reincorporation and Name Change to NBYS and NBYS Shareholders

NBYS intends to treat the Reincorporation and Name Change of NBYS as a tax-deferred reorganization under Section 368(a)(1)(F) of the Code. Accordingly, NBYS should not recognize gain or loss as a result of the Reincorporation and Name Change. An NBYS shareholder who receives new FIIC Holdings, Inc. shares in exchange for the shareholder’s existing NBYS shares should not recognize taxable gain or loss as a result of the Reincorporation and Name Change, should have a tax basis in its FIIC Holdings, Inc. shares received in the Reincorporation equal to its tax basis in its existing NBYS shares, and should include its holding period in its existing NBYS shares in its holding period for the new FIIC Holdings, Inc. shares received in the reincorporation.

Comparison of Shareholders’ Rights

The rights of continuing stockholders after the Reincorporation will be governed by Delaware corporate law rather than Colorado corporate law. Because of differences between the CBCA and the DGCL, as well as differences between NBYS’ governing documents and the governing documents for FIIC Holdings (attached as Annexes D and E), the Reincorporation will change of rights of NBYS’s shareholders. Summarized below are the most significant differences between the rights of current NBYS shareholders and the post-Merger stockholders of FIIC Holdings, Inc. (“FIIC Holdings”), as a result of the differences among the CBCA and the DGCL, the NBYS Articles of Incorporation and Bylaws and the FIIC Holdings Certificate of Incorporation and Bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to CBCA and the DGCL, the NBYS Articles of Incorporation and Bylaws and the FIIC Holdings Certificate of Incorporation and Bylaws.

	Nicklebys.com, Inc. - Colorado	FIIC Holdings, Inc. - Delaware
Authorized Shares
Under the NBYS Articles of Incorporation, NBYS is authorized to issue a total of 100,000,000 shares of common stock, par value $.0001 per share, and 3,000,000 shares of preferred stock, par value $.0001 per share.

Under the FIIC Holdings Certificate of Incorporation, FIIC Holdings is authorized to issue a total of 100,000,000 shares of common stock, par value $.001 per share, and 3,000,000 shares of preferred stock, par value .$001 per share.

Election and Number of Directors	Pursuant to the NBYS Bylaws the number of directors may not be less than one. Directors are elected at each annual meeting. There are currently four directors in office.
Pursuant to the FIIC Holdings Bylaws the number of directors many not be less than 3 nor more than nine. Directors will be elected by class as described in “Classified or Staggered Board.” Post-Merger there will be five directors in office.

Indemnification of Directors
Under Section 7-109-102 of the CBCA, a corporation may indemnify a director or officer. The NBYS Articles of Incorporation provide for mandatory indemnification so long as the person has acted in good faith. The Articles of Incorporation also provide for advancement of expenses incurred to defend such an action, if the director or officer acted in good faith and in the best interest of the company.

Pursuant to Section 145 of the DGCL, a company may indemnify directors and officers. The FIIC Holdings Certificate of Incorporation and Bylaws provide for mandatory indemnification of former or current officers and directors of FIIC Holdings with respect to expenses incurred in any action brought against those persons as a result of their role with FIIC Holdings, if certain conditions are satisfied. Subject to certain conditions, the FIIC Holdings Certificate of Incorporation also provides for mandatory advancement of expenses incurred by those persons in defending such an action.

	Nicklebys.com, Inc. - Colorado	FIIC Holdings, Inc. - Delaware
Par Value of Capital Stock; Surplus Capital	The concepts of par value, surplus and capital do not exist under the CBCA, though par value is permitted. NBYS’ common stock has a par value of $.0001.	Pursuant to Section 154 of the DGCL, Delaware law recognizes the concepts of par value and surplus capital. FIIC Holdings’ common stock has a par value of $.0001.
Special Meetings
The NBYS Bylaws provide that special meetings, unless otherwise provided by statute, may be called by the president, the Board or by the president at the request of no less than 10% of the shareholders.
Pursuant to the FIIC Holdings Bylaws, a special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.
Action by Shareholders Without a Meeting
Section 7-107-104 of the CBCA and the NBYS Bylaws provide that any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.

Section 228(a) of the DGCL and the FIIC Holdings Bylaws permits stockholder action to be taken by less than unanimous written consent, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and prompt notice of the action so taken by written consent of the requisite majority of the stockholders is given to the non-consenting stockholders.

Amendment to Articles or Certificate of Incorporation
Pursuant to Section 7-110-102 and 103 of the CBCA, amendments to the Articles of Incorporation must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. The NBYS Articles of Incorporation may be amended by affirmative vote of the shareholders of at least a majority of the shares entitled to vote at a meeting called for that purpose or, when authorized, by written consent.

Under Section 241 of the DGCL and the FIIC Holdings Articles of Incorporation, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware corporate law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

	Nicklebys.com, Inc. - Colorado	FIIC Holdings, Inc. - Delaware
Dissenters’ Rights of Appraisal
Pursuant to Section 7-113-101 and 102, Colorado law gives shareholders appraisal rights over (1) a merger to which the Colorado corporation is a party if (i) approval by the shareholders is required for the merger or (ii) the Colorado corporation is a subsidiary and is merged with its parent where approval of the shareholders is not required; (2) a plan of exchange where the Colorado corporation is a party as the corporation whose shares will be acquired; a sale, lease, exchange or other disposition of all, or substantially all, of the property of the Colorado corporation; (3) a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the Colorado corporation if the shareholders of the Colorado corporation were entitled to vote; and (4) a reverse stock split that reduces the number of shares owned by the shareholder to a fraction of a share if the fractional shares is to be acquired for cash.
Colorado corporate law does not provide appraisal rights in connection with a merger or consolidation to the owner of shares that is listed on a national securities exchange or is held by more than 2,000 shareholders.

Pursuant to Section 262 of the DGCL, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation's assets or an amendment to the corporation's certificate of incorporation. Moreover, Delaware corporate law does not provide appraisal rights in connection with a merger or consolidation to the owner of shares that is listed on a national securities exchange or is held by more than 2,000 stockholders.

Business Combination Law	The CBCA does not contain any business combination provisions.
Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with “interested stockholders” (generally, persons who beneficially own 15% or more of the corporation’s outstanding voting stock). FIIC Holdings has not opted out of Section 203 of the DGCL in its governing documents.

	Nicklebys.com, Inc. - Colorado	FIIC Holdings, Inc. - Delaware
Classified or Staggered Board	Under Section 7-108-106, staggered boards are allowed in 2 or 3 groups. However, as provided in the NBYS Bylaws, all directors of the Company are elected annually.
Under Section 141(d) boards are allowed in 1, 2 or 3 classes. Pursuant to the FIIC Holdings Bylaws, the directors of the Corporation shall be divided into three classes—Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.

Franchise Tax	Colorado does not have a franchise tax.	Section 501 of the DGCL requires corporations to pay a franchise tax annually.

No Dissenters’ Rights

Under Colorado law, NBYS’s shareholders who object to the Reincorporation are not entitled to dissenters’ rights, and NBYS will not independently provide NBYS’s shareholders with any such rights.

Vote Required

To be approved, this proposal 4 must receive a “For” vote from the majority of shares of NBYS common stock outstanding on the record date. If a NBYS shareholder “Abstains” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as an “Against” vote. As of the record date, there were 2,901,011 shares of NBYS common stock outstanding. Therefore, to be approved, shareholders holding at least 1,453,407 shares of NBYS common stock must vote “For” the Reincorporation and Name Change.

NBYS’s Board of Directors Recommends The NBYS Shareholders Vote “FOR” Proposal 4.

SECTION THREE - OTHER MATTERS

Proposals Intended To Be Presented At The Next Annual Meeting

Any proposal by an NBYS shareholder for consideration at NBYS’s next annual meeting of shareholders must be received by us a reasonable time before we begin to print and mail our proxy materials for such meeting, if any such proposal is to be eligible for inclusion in our proxy materials for, and to be presented for consideration at, such meeting. Under the rules applicable to shareholder proposals, we are not required to include shareholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

Expenses of Solicitation

FIIC is primarily bearing the costs of this solicitation of proxies from the NBYS shareholders in relation to the special meeting required to obtain the NBYS shareholders’ approval of the Merger. Such costs include legal, accounting, printing and mailing fees. NBYS is bearing its own legal and accounting costs in relation to this proxy solicitation, although such costs will be covered at the closing of the Merger by the cash consideration provided towards NBYS’s pre-closing liabilities. Neither party shall be required to reimburse the other for such costs if the Merger fails to close, except to the extent NBYS or FIIC accepts a competing proposal from a third-party, as defined in the Merger Agreement. Pursuant to the Merger Agreement, the party accepting the competing proposal shall pay in full the fees and expenses of the other party, FIIC or NBYS respectively, incurred to the date of such acceptance in connection with the negotiation, execution, due diligence and other activities related to the transactions contemplated by the Merger Agreement, including the proxy solicitation.

Experts

Cordovano and Honeck LLP, an independent registered public accounting firm, has audited the financial statements included in the Annual Report on Form 10-KSB of NBYS for the year ended December 31, 2004, as set forth in their report, which is incorporated by reference in this proxy statement, and are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of FIIC at September 30, 2005 appearing in this proxy statement have been audited by Schoonover Boyer + Associates, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Documents Incorporated By Reference

This proxy statement “incorporates by reference” important business and financial information from documents NBYS has previously filed with the SEC and not included in or delivered with this proxy statement. Information that NBYS files subsequently with the SEC will automatically update this proxy statement. NBYS incorporates by reference the documents listed below and any filings NBYS makes with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the initial filing of the proxy statement and prior to the time that the Merger closes:

•	NBYS’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004;

•	NBYS’s Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2005; and

•	NBYS’s Current Reports on Form 8-K filed on January 21, April 14, July 20 and November 1, 2005.

You may, during normal business hours on any weekday, inspect or request a copy of these filings, at no cost, by writing or telephoning Scott Thornock, Nicklebys.com, Inc., 3179 South Peoria Court, Aurora, Colorado 80014, (303) 525-6161. If you would like to request any documents related to NBYS, please do so by _______________, 200_ in order to receive them before the NBYS special meeting.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference into this document will be deemed to be modified or superseded for purposes of the document to the extent that a statement contained in this document modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this document. If you are a NBYS shareholder, you should rely only on the information contained or incorporated by reference in this proxy statement to vote on the Merger and the other proposals upon which the Merger is contingent. You should not assume that the information contained in this proxy statement is accurate as of any date other than ______________, 200_, and neither the mailing of the proxy statement to NBYS shareholders nor the issuance of NBYS securities in the transaction shall create any implication to the contrary.

Where You Can Find More Information

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., at prescribed rates. Our public filings with the SEC also are available from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

We have supplied all information in this proxy statement relating to NBYS and NBYS Acquisition, or Merger Sub. FIIC has supplied all information in this proxy statement relating to FIIC, Inc. and FIIC LLC.

INDEPENDENT AUDITORS’ REPORT

To The Shareholders
FIIC, Inc.
Columbus, Ohio

We have audited the accompanying balance sheet of FIIC, Inc. (a Delaware Corporation) as of September 30, 2005 and the related statements of operations, equity, and cash flows for the period from inception (January 25, 2005) to September 30, 2005. These financial statements are the responsibility of FIIC, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financing reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FIIC, Inc as of September 30, 2005, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Schoonover, Boyer + Associates

Columbus, Ohio
November 3, 2005

FIIC, INC.

(A Development Stage Company)

BALANCE SHEET

September 30, 2005

CURRENT ASSETS
Cash	$376

OTHER ASSETS
License agreement (Notes 2 and 8)	109,792
Deferred stock issuance costs	12,500

Total other assets	122,292

TOTAL ASSETS	$122,668

CURRENT LIABILITIES
Accounts payable	$92,457
Accrued consulting expenses	149,000
Accrued interest	6,866
Notes payable - shareholders (Note 3)	39,000
Advances from related party (Note 8)	14,223
Related party payable (Note 8)	144,500

Total current liabilities	446,046

STOCKHOLDER’S (DEFICIT)
Capital stock (Note 4)	9,792
Additional paid in capital	1,000
Deficit accumulated in the development stage	(334,170)
Total stockholder’s (deficit)	(323,378)

TOTAL LIABILITIES AND STOCKHOLDER’S (DEFICIT)	$122,668

The accompanying notes are an integral part of the financial statements.

FIIC, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

For the period of January 25, 2005 (Inception) through September 30, 2005

Revenue	$-

General and administrative expenses	327,304
Interest expense	6,866

Loss before income taxes	(334,170)

Income taxes (Note 1)	-

Net loss	$(334,170)

Shares outstanding	9,792,001

Loss per share	$(.03)

The accompanying notes are an integral part of the financial statements.

FIIC, INC.

(A Development Stage Company)

STATEMENT OF EQUITY

For the period of January 25, 2005 (Inception) through September 30, 2005

	Common Stock
				Deficit
			Additional	Accumulated
			Paid in	in the
	Shares	Amount	Capital	Development Stage

Balance at January 25, 2005 (inception)	-	$-	$-	$-

Issuance of common stock ($0.001 par)	9,792,001	9,792	1,000	-

Net loss	-	-	-	(334,170)

Balance at September 30, 2005	9,792,001	$9,792	$1,000	$(334,170)

The accompanying notes are an integral part of the financial statements.

FIIC, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

For the period of January 25, 2005 (Inception) through September 30, 2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(334,170)
Adjustments to reconcile net loss to net cash (used in)
operating activities:
Changes in operating assets and liabilities:
Accounts payable	92,457
Accrued consulting expenses	149,000
Accrued interest	6,866
Total adjustments	248,323

Cash (used in) operating activities	(85,847)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	39,000
Borrowings from related parties	46,223
Issuance of common stock	1,000

Cash provided by financing activities	86,223

Net increase in cash	376

CASH - beginning of period	-

CASH - end of period	$376

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest	$-
Cash paid for taxes	$-

NON CASH INVESTING AND FINANCING ACTIVITIES:

Acquired license agreement from related party (Notes 2 and 8)	$109,792
Deferred stock issuance costs paid by related party	$12,500

The accompanying notes are an integral part of the financial statements.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 1 -	NATURE OF ORGANIZATION AND SUMMARY OF
SIGNIFICANT ACCOUNTING POLICIES

FIIC, Inc. ("FIIC" or the "Company") is a Delaware Corporation, which was formed on January 25, 2005. Currently, the Company has limited operations and is a development stage company.

Nature of Business

FIIC is a development stage enterprise. As such, the Company is devoting substantially all of its efforts to establishing a new business. The success of the Company will depend on its ability to raise sufficient capital to bring the business plan to fruition. There can be no guarantee of such success.

The Company plans to introduce an insurance product to entrepreneurial business enterprises designed to insure third-party investors. This insurance product, Investor Protection Policy, will insure against the loss of capital invested in the insured Company. The policies are to be sold to the business enterprise as a form of credit enhancement for the perspective investors.

The founder of FIIC has developed its business model and strategic plan over the course of the last decade. Due to the enormous loss of credibility in the capital markets and the reluctance of equity and debt providers to invest in new and growing companies, the economic events of recent years make the Company solution even more critical for the capital markets.

Basis of Accounting

The financial statements of the Company are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 1 -	NATURE OF ORGANIZATION AND SUMMARY
SIGNIFICANT ACCOUNTING POLICIES - Continued

Statements of Cash Flows

Cash and cash equivalents are defined as cash and investments that have an original maturity of less than three months.

Income Taxes

The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not. As of September 30, 2005, the deferred tax asset is fully reserved; therefore, the net expense/benefit is $0.

NOTE 2 -	LICENSE AGREEMENT

The Company has entered into a license agreement to use software developed by FIIC R&D, LLC (licensor), a related party (See Note 8). Additionally, FIIC R&D will host and support the software application and allow FIIC to sublicense to third parties.

As consideration for the license agreement, FIIC issued to the licensor 9,792,000 shares of its common stock (total par value $9,792) and have issued warrants to purchase an additional 1,808,307 share of its common stock at an exercise price of $0.87 per share. Such warrants will expire five years after the date of issuance. Further, the Company has agreed to pay $100,000 in cash. To develop this software, the Licensor has invested significantly more than $100,000.

Additionally, pursuant to the license agreement, FIIC, Inc. shall pay the Licensor 3% of net premiums for Hosting and Support services on a quarterly basis.

This agreement was not the result of an arms-length negotiation.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 3 -	NOTES PAYABLE - SHAREHOLDER

Short-term notes payable at September 30, 2005 consisted of the following:

$12,000 note payable to a shareholder, principal and interest of $6,000, payable on December 31, 2005	$12,000

$15,000 note payable to a shareholder, principal and interest of $7,500, payable on December 31, 2005	15,000

$10,000 note payable to a shareholder, principal and interest of $5,000, payable on December 31, 2005	10,000

$2,000 note payable to a shareholder, principal and interest of $1,000, payable on December 31, 2005	2,000

$39,000

As of September 30, 2005 interest expense of $6,866 has been accrued on the above notes.

NOTE 4 -	CAPITAL STOCK

The Certificate of Incorporation of FIIC, Inc. authorizes an aggregate total of 75,000,000 shares of capital stock, including 50,000,000 of shares of common stock with a par value of $.001 per share and 25,000,000 shares of preferred stock with a par value of $.001 per share. At September 30, 2005 the Company has 9,792,001 shares of common stock issued and outstanding. No preferred stock has currently been issued.

NOTE 5 -	AGREEMENT AND PLAN OF MERGER

On July 19, 2005, the Company entered in to an Agreement and Plan of Merger (the “Agreement”) with Nicklebys.com, Inc., a publicly held Colorado corporation (the “Registrant” or “NBYS”), Nicklebys Acquisition Corp., a privately held Nevada Corporation and wholly owned subsidiary of the Nicklebys.com, Inc. (the “Merger Sub”) and certain principal shareholders of the Merger Sub. Nicklebys.Com, Inc. announced and filed a copy of the Agreement as an exhibit on Form 8-K on July 20, 2005. (See Note 9 for subsequent amendment)

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 5 -	AGREEMENT AND PLAN OF MERGER - Continued

The merger is to be effectuated through the Merger Sub, which will merge with and into FIIC, with FIIC being the surviving corporation. The Registrant will issue shares of its common stock on a one-for-one basis to the stockholders of FIIC in exchange for 100% of the issued and outstanding shares of common stock of FIIC. Additionally, the Registrant will assume options and warrants to purchase shares of its common stock on the same terms and conditions as previously issued by FIIC. Pursuant to the Agreement, the Registrant will assume FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan as the stock option plan of the Registrant.

The Registrant will also cancel 500,000 shares of the its common stock held by certain stockholders in exchange for aggregate cash remuneration of $200,000 and immediately following the closing of the Merger, will distribute any remaining NBYS assets to one of the Registrant’s directors and principal shareholders and the difference between $75,000 and Registrant’s remaining liabilities to another director and principal shareholder, as designated in the Agreement.

Immediately prior to the Merger, the Registrant will effectuate a 1-for-2.00317 reverse stock split of its common stock. Additionally, immediately following the Merger, the Registrant will reincorporate from the State of Nevada to the State of Delaware and will changes its corporate name from Nicklebys.com, Inc. to FIIC Holdings Inc., or such other name as FIIC may select prior to the closing of the Merger.

The Merger will result in a change-in-control of the Registrant to FIIC and its stockholders and the assumption of FIIC’s operation and liabilities. In connection with the change-in-control, the Board of Directors and management of FIIC will become the Board of Directors and management of the Registrant.

Closing of the Merger is contingent on a number of conditions set forth in the Agreement, including approval of the Merger by the shareholders of the Registrant and of certain amendments of its Articles of Incorporation and approval of the Merger by stockholders of FIIC.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 5 -	AGREEMENT AND PLAN OF MERGER - Continued

Concurrent with the merger, the Company is preparing to launch a Private Placement. Prior to September 30, 2005 the Company had entered into a contract with a securities brokerage firm that will act as an exclusive placement agent in connection with a proposed offering, issuance and sale of up to 5 million shares of the Company’s common stock. The terms of this agreement calls for a non-refundable retainer fee of $12,500, which has been paid and included in deferred stock issuance costs on the balance sheet. In addition to the retainer fee, the contract provides for a transaction fee equal to 10% of the aggregate gross proceeds received by the Company from the sale of securities and the issuance of warrants to purchase common stock of the Company equal to 10% of the securities sold in the Transactions at a per share exercise price equal to the offering price of the securities. The warrants will expire five years from the date of issuance. The Company will also reimburse the placement agent up to $10,000 for out of pocket expenses.

NOTE 6 -	STOCK OPTION PLAN

On April 25, 2005, the Company adopted the 2005 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”). The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,854,883 shares. Such shares shall consist of authorized but unissued shares.

The stock options granted under the Plan to eligible persons may be two types: Incentive Stock Options and Non-Qualified Stock Options.

The options price per share of stock purchasable under the incentive stock option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall not be less than 100% of the fair market value of the stock on such date, and shall not, in any event, be less than the par value of the stock. The option price per share of stock purchasable under a non-qualified stock option may be less than 100% of such fair market value, but in no event be less than 85% of such fair market value. If an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and a stock option is granted to such employee, the option price of such stock option shall be no less than 110% of the fair market value of the stock on the date such stock option is granted.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 6 -	STOCK OPTION PLAN - Continued

The term of each stock option shall be fixed by Administrator but no stock option shall be exercisable more then ten years after the date such stock option is granted. Any employee that owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company and an incentive stock option is granted to such employee, the term of such option shall be no more than five years from the date of grant. Stock options issued to non-officer employees shall vest at least 20% per year over a five-year period commencing from the date of grant.

Deferred stock and restricted stock awards granted under the plan entitles recipients to purchase shares of the Company’s common stock subject to restrictions concerning the sale, transfer and other disposition of the shares issued until such shares are vested. The purchase price must be at least 85% of the fair market value of the stock at the time the participant is granted the right to purchase shares under the plan or at the time the purchase is consummated. If a participant owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company then the purchase price must be 100% of the fair market value of the stock either at the time the Participant is granted the right to purchase shares under the plan, or at the time the purchase is consummated. Upon termination of employment for any reason during the restricted period, all shares subject to any restrictions as of the date of such termination shall be forfeited by the participant, and the participant shall only receive the amount, if any paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

As of September 30, 2005, no options, deferred stock or restricted stock rewards have been granted.

NOTE 7 -	COMMITTMENTS

Financial Advisory and Consulting Agreement

In the fall of 2004, the FIIC founder selected Peyton, Chandler & Sullivan (“PCS”) as a consultant to assist FIIC in identifying a suitable candidate for a reverse merger. After FIIC’s formation in 2005, PCS identified the Company noted in Note 5. Concurrent with the consummation of any merger, the Company will issue an aggregate of 625,000 shares to PCS as consideration for their contract. This consideration will be due only if (i) the Company consummates a merger with a party identified by PCS, (ii) the Company consummates the merger only with shares of its common stock, (iii) the Company pays no cash consideration, and (iv) the shareholders of the Company own at least 90% of the capital stock outstanding immediately after the merger.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005
NOTE 7 -	COMMITTMENTS - Continued

Independent Consulting Agreements

The Company has also entered into a consulting contract with Corporate Growth Professionals of Dana Point, California ("CGP") to provide services related to management, marketing, strategic planning, corporate organization and structure, business prospects, financial matters in connection with the operation of the business of the Company, strategic partnerships and related operational and growth initiatives. CGP further agreed to introduce the Company to financing sources capable of providing $1 million in financing.

The terms of the agreement state that the consultant shall receive a monthly fee of $5,000 for twelve months to begin once the Company received $1 million in financing commitments. To date, $15,000 has been paid. In addition to the cash compensation, the Company agreed to issue 2% of the outstanding shares of the Company to the consultant. The shares shall be issued within five days after it receives the demand from the CGP. The contract also states the Company shall pay all incidental costs and expenses associated with the services provided by the consultant. The term of the contract is for a period of two years.

Advisory Agreement & Bridge Financing

On August 30, 2005, FIIC and Nicklebys.com entered into an advisory agreement with Bridgewater Capital Corporation (“BCC”). BCC will assist the Company in analyzing and consulting on reverse mergers, negotiate equity capital, debt financing and bridge loans. BCC will also assist in business development and, licensing and/or royalty opportunities, locating merger candidates, acquisition candidates, divestiture opportunities, valuation metrics, spin-off opportunities, strategic alliances or partnerships and any other opportunities to enhance shareholder value. For the services described above the Company shall compensate BCC as follows for:

I.
Finders fee on any mergers or acquisitions of the Company through any source introduced by or through BCC calculated using the Lehman Formula. This fee is payable in common stock of the Company on the merger date.

II.	Consulting fees of $5,000 a month. Once gross proceeds of $1,000,000 have been raised, from a source introduced by or through BCC, the consulting fee will be increased to $10,000 per month thereafter.

III.	Upon funding of a minimum of $350,000 in gross proceeds BCC will be issued 4.9% of the fully diluted shares of the Company. The shares will have immediate piggyback registration rights.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 7 -	COMMITTMENTS - Continued

IV.	Company will reimburse the BCC for any and all reasonable normal business expenses incurred with performance of above services up to a sum of $500 a month.

V.	For any financings provided hereunder, the Company will also pay BCC the following:

a)
Equity financing - a cash placement fee equal to 10% of the gross proceeds involved in the financing as well as a 2% non-accountable fee. At the closing of the financing or at the time of conversion, if any, in addition to any placement fee, the Company shall issue to BCC warrants for shares of common stock equal to 10% of the common stock placed. The warrants will be five year, non-callable, assignable warrants with immediate piggy-back registration rights with an exercise price per share equal to the price per share paid by the investor in the equity financing. The warrants shall also contain a cashless exercise provision.

b)	Debt financing - a cash placement fee equal to 3% of the gross facility involved in the debt financing.

With the completion of the merger as discussed in Note 5, the Company is planning to conduct a bridge financing under which it will issue a $350,000 Senior Secured Convertible Promissory Note bearing an annual interest rate of 12% and a warrant to purchase shares of FIIC common stock at any time. The note will be convertible into shares of FIIC common stock at any time at a rate of $1.00 per share, including accrued and unpaid interest. Thus, the bridge financing party will have the right to receive up to 5% of the fully diluted shares of common stock, and FIIC has reserved such shares for issuance upon the conversions of the note and/or exercise of the warrant. Pursuant to the terms and conditions of the bridge financing, FIIC will also grant piggyback registration rights for any shares issued upon conversion of the note or exercise of the warrant, pledged its existing and after-acquired assets as security for the note. FIIC intends to use the proceeds from the note primarily to fund the license application process for establishment of its planned insurance subsidiaries and other general corporate purposes.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005
NOTE 8 -	RELATED PARTY TRANSACTIONS

As of September 30, 2005 the Company has received unsecured, non-interest bearing advances from related parties totaling $44,500 to pay for costs associated with obtaining additional financing. Additionally, the Company owes $100,000 for the license agreement as described in Note 2.

The President of the Company has advanced the Company $14,223 as of September 30, 2005. The advances are payable from time to time with interest accruing at 5%.

For the period ended September 30, 2005, the Company has accrued $144,000 for consulting expenses that is payable to several directors, officers and individuals who are intended to serve as key personnel.

The Company neither owns nor leases any real or personal property, and a related party has provided office services without charge. Such costs are immaterial to the financial statements and accordingly are not reflected herein.

NOTE 9 -	SUBSEQUENT EVENTS

In October 2005, the Company obtained three $50,000 unsecured convertible promissory notes accruing interest at 10% and due in October, 2006. The entire amount of outstanding principal and accrued interest shall be convertible at any time at the option of the holders and shall automatically convert into shares of the Company’s common stock at the close of the Company’s next equity financing, whether in a single transaction or a series of related transactions, yielding gross proceeds to the Company of at least $2,000,000 in the aggregate. The number of shares of common stock to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note plus accrued interest by (ii) a $0.50 price per share of the common stock, rounded to the nearest whole share. If automatically converted, the issuance of such shares upon such conversion shall be upon the terms and subject to the conditions applicable with piggyback registration rights to the next equity financing. As consideration for securing this financing, Bridge Finance Partners will receive a fee of $15,000 cash and 23,077 common stock warrants.

FIIC, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period of January 25, 2005 (Inception) through September 30, 2005

NOTE 9 -	SUBSEQUENT EVENTS - Continued

On October 31, 2005, Nicklebys.com and FIIC executed an amendment to the Merger Agreement (See Note 5). In the amendment, the parties changed the projected closing date of the merger to within 30 days after receipt of the approval of both the shareholders of NBYS and the stockholders of FIIC. The parties also amended the list of anticipated directors post-merger. The amendment increases the cash consideration to be paid by FIIC to cover NBYS’ liabilities upon closing from $75,000 to $100,000.

In the amendment, FIIC also affirms the maximum number of shares of FIIC common stock to be issued and outstanding at the closing of the merger and represents that any issuance of FIIC securities prior to closing will comply with all applicable federal and state securities laws and regulations. Finally, the parties agreed to amend the Termination Date, as defined the Merger Agreement, from October 31, 2005 to 120 days from the date of NBYS’ initial filing of a proxy statement on Schedule 14A, whether that date is before or after the date of approval of the merger by FIIC’s stockholders and NBYS’ stockholders.

ANNEX A

AGREEMENT AND PLAN OF MERGER
BY AND AMONG

FIIC, INC.,
A DELAWARE CORPORATION,

ON THE ONE HAND

AND

NICKLEBYS.COM, INC.
A COLORADO CORPORATION,

NICKLEBYS ACQUISITION CORP.,
A NEVADA CORPORATION,

SCOTT THORNOCK,
AN INDIVIDUAL,

BRUCE CAPRA,
AN INDIVIDUAL,

PAUL ZUEGER,
AN INDIVIDUAL,

MICHAEL TANNER,
AN INDIVIDUAL,

AND

JAMES WATSON,
AN INDIVIDUAL,

ON THE OTHER HAND

DATED AS OF JULY 19, 2005

ANNEX A

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is dated as of July __, 2005, by and among FIIC, Inc., a Delaware corporation (“FIIC”), on the one hand, and Nicklebys.com, Inc., a publicly traded Colorado corporation (“NBYS”), Nicklebys Acquisition Corp., a Nevada corporation and wholly owned subsidiary of NBYS (“Merger Sub”), Scott Thornock, an individual stockholder of NBYS (“Thornock”), Bruce Capra, an individual stockholder of NBYS (“Capra”), Paul Zueger, an individual stockholder of NBYS (“Zueger”), Michael Tanner, an individual stockholder of NBYS (“Tanner”) and James Watson, an individual stockholder of NBYS (“Watson,” and with Thornock, Capra, Zueger and Tanner, the “NBYS Stockholders”), on the other hand.

RECITALS

A.  NBYS, Merger Sub, the NBYS Stockholders and FIIC have each determined to engage in the transactions contemplated hereby (collectively, the “Merger”) pursuant to which Merger Sub will merge with and into FIIC, with FIIC being the surviving corporation, and the outstanding shares of FIIC shall be converted into shares of NBYS’s common stock in the manner herein described.

B.  The respective boards of directors of FIIC, NBYS and Merger Sub, and NBYS, as the sole shareholder of Merger Sub, deem the Merger, pursuant to the terms of this Agreement, to be desirable and in the best interests of their respective companies.

C.  The NBYS board of directors will recommend approval of this Agreement and the Merger to the NBYS stockholders who shall approve this Agreement and the Merger prior to the Closing (as hereinafter defined).

D.  The FIIC board of directors will recommend approval of this Agreement and the Merger to the FIIC stockholders who shall approve this Agreement and the Merger prior to the Closing.

E.  The parties intend that this Agreement constitutes a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE 1

THE MERGER

1.1  Surviving Entity; Effective Time.

(a)  At the Closing, subject to the terms and conditions of this Agreement, Merger Sub shall be merged with and into FIIC in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (the “DGCL”), whereupon the separate existence of Merger Sub shall cease, and FIIC shall be the surviving corporation (“Surviving Corporation”) and shall take the name “FIIC, Inc.” (the “Effective Time”). It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and the parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ANNEX A

(b)  Simultaneously with the Closing, Articles of Merger (the “Merger Articles”) shall be filed with the Secretary of State of the State of Nevada in accordance with the NRS and a Certificate of Merger (the “Merger Certificate”) shall be filed with the Secretary of State of the State of Delaware in accordance with the DGCL. From and after the Effective Time, FIIC shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of both FIIC and Merger Sub, as provided under the NRS and the DGCL.

1.2  Certificate of Incorporation and Bylaws. The Certificate of Incorporation and Bylaws of FIIC as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws, respectively, of the Surviving Corporation from and after the Effective Time, until thereafter amended in accordance with applicable law.

1.3  Directors and Officers. From and after the Effective Time, until their successors are duly elected or appointed and qualified, the directors and officers of NBYS and the Surviving Corporation shall be the directors and officers, respectively, of FIIC in office immediately prior to the Effective Time.

1.4  Conversion of Shares. As of the Effective Time, by virtue of the Merger, automatically and without any action on the part of any holder thereof:

(a)  Each issued and outstanding share of common stock, $.001 par value per share, of Merger Sub shall be converted into and become one fully paid and nonassessable share of the Surviving Corporation.

(b)  Each fully paid and nonassessable share of FIIC common stock, $.001 par value per share (“FIIC Common Stock”), outstanding immediately prior to the Effective Time, shall be converted into one fully paid and nonassessable share of NBYS common stock, $.0001 par value per share (“NBYS Common Stock”), the shares of NBYS Common Stock to be issued to the FIIC stockholders to be known as the “Merger Shares.”

(c)  Warrants to purchase shares of FIIC Common Stock (“FIIC Warrants”) and options to purchase shares of FIIC Common Stock (“FIIC Options”) outstanding immediately prior to the Effective Time, shall be assumed by NBYS and shall become warrants to purchase shares of NBYS Common Stock (“NBYS Warrants”) or options to purchase shares of NBYS Common Stock (“NBYS Options”), as applicable.

Each of the assumed FIIC Warrants and FIIC Options will continue to have, and be subject to, the same terms and conditions of such FIIC Warrants or FIIC Options held immediately prior to the Effective Time (including, without limitation, any repurchase rights, vesting provisions and provisions regarding the acceleration of vesting on certain transactions).

ANNEX A

1.5  Fractional Shares. Fractional shares of NBYS Common Stock shall not be issued in connection with the Merger Shares, but any fractional shares shall be rounded to the nearest whole share. No cash shall be issued in lieu of any fractional shares.

1.6  Stock Certificates.

(a)  Upon surrender to NBYS of the certificates representing the FIIC Common Stock, FIIC Warrants or FIIC Options (collectively, the “FIIC Certificates”), the holders of such FIIC Certificates shall each be entitled to receive in exchange therefor one or more certificates representing the number of shares of NBYS Common Stock, NBYS Warrants or NBYS Options, respectively, to which such holder is entitled pursuant to the provisions of Section 1.4 hereof.

(b)  Each FIIC Certificate converted into NBYS Common Stock, NBYS Warrants or NBYS Options, respectively, shall by virtue of the Merger, and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and retired and cease to exist. Until surrendered as contemplated by this Section 1.6, each holder of FIIC Common Stock, FIIC Warrants or FIIC Options, respectively, shall thereafter cease to possess any rights with respect to such shares, except the right to receive upon such surrender the number of shares of NBYS Common Stock, NBYS Warrants or NBYS Options, respectively, as provided by Section 1.4 hereof.

(c)  All shares of NBYS Common Stock, NBYS Warrants or NBYS Options, respectively, delivered to the FIIC stockholders in respect of the FIIC Common Stock, FIIC Warrants or FIIC Options, respectively, in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining to such shares of FIIC Common Stock, FIIC Warrants or FIIC Options, respectively. If, after the Effective Time, FIIC Certificates are presented for any reason, they shall be cancelled and exchanged as provided in this Section 1.6.

(d) The shares of NBYS Common Stock, NBYS Warrants, and NBYS Options issued pursuant to this Agreement will be subject to a stop transfer order on the transfer books of NBYS with respect to those instruments, and certificates and documents evidencing those instruments will bear a legend in substantially the following form:

Securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”) and shall not be transferred in any way by the holder, except upon the issuance to the Company of a favorable opinion of holder’s counsel for submission to the Company or such other evidence as may be satisfactory to counsel to the Company to the effect that any such transfer shall not be in violation of the Act and State Acts.

ANNEX A

1.7  Closing. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, the closing of the Merger shall take place at 5:00 p.m. (Pacific Time) at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, on or before September 30, 2005, or at such other time and date as the parties may mutually agree (the “Closing” or the “Closing Date”).

1.8  Press Releases. At Closing, NBYS shall issue such press release or announcement of the transactions contemplated by this Agreement and make such filings as may be required by the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the applicable requirements of Rules 135(a) and 135(c) under the Securities Act of 1933, as amended (the “Securities Act”), and such release or announcement will be reasonably satisfactory in form and substance to FIIC and its counsel. Neither NBYS nor FIIC shall issue any other press release or otherwise make public any information with respect to this Agreement or the transactions contemplated hereby, prior to the Closing, without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if required by law, NBYS may issue such a press release or otherwise make public such information as long as NBYS notifies FIIC of such requirement and discusses with FIIC in good faith the contents of such disclosure.

1.9  Cancellation of Currently Outstanding NBYS Common Stock. At the Effective Time, NBYS shall cause 500,000 shares of NBYS Common Stock held by the NBYS Stockholders to be cancelled and extinguished in consideration for the $200,000 payable at the Closing, pursuant to the terms of a share cancellation agreement of even date herewith (the “Escrow and Share Cancellation Agreement”).

1.10  Stock Option Plan. At the Effective Time, each option outstanding under FIIC’s 2005 Stock Option, Deferred Stock and Restricted Stock Plan (the “Stock Option Plan”), whether vested or unvested (collectively, the “FIIC Options”), will be assumed by NBYS, as well as the Plan itself. Each FIIC Option so assumed by NBYS under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Plan and any other document governing such option immediately prior to the Effective Time, and any restriction on the exercisability of any such FIIC Option shall continue in full force and effect, and the term, exercisability, vesting schedule, and other provisions of such FIIC Option shall remain unchanged. Consistent with the terms of the Plan and the documents governing the outstanding options under such Plan, the Merger will not terminate any of the outstanding options under the Plan or accelerate the exercisability or vesting of such options or issuance of the shares of NBYS Common Stock which will be subject to those options upon the NBYS’s assumption of the options in the Merger. It is the intention of the parties that the options so assumed by NBYS following the Effective Time will remain incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. Within thirty (30) business days after the Effective Time, NBYS will issue to each person who, immediately prior to the Effective Time was a holder of an outstanding option under the Stock Option Plan, a document in form and substance satisfactory to FIIC evidencing the foregoing assumption of such option by NBYS.

1.11  NBYS’s Proxy Statement. In connection with solicitations for approval of the Merger by the NBYS stockholders, NBYS and FIIC shall prepare proxy solicitation materials, including a proxy statement and filings on Form 14A and appropriate filings under the State Acts. NBYS and FIIC shall cooperate to promptly file all such materials and take all actions necessary to obtain approvals under the Exchange Act and the State Acts. NBYS promptly shall notify FIIC of any comments or requirements for effectiveness of the proxy materials and the parties shall use their best efforts to promptly respond to and satisfy comments of pertinent securities authorities. FIIC shall be responsible for compliance with the State Acts and for all filings under the State Acts, if any, connected with the issuance of the shares of NYBS Common Stock to FIIC’s stockholders.

ANNEX A

1.12 Dissenters’ Rights. Stockholders of NBYS who object to the Merger shall have dissenter’s rights as provided for under Section 7-113-101 et seq. of the Colorado Business Corporations Act, as amended, subject to FIIC’s right to abandon the Merger under Section 7.3(e) of this Agreement.

1.13  Transfer of Assets; Assumption of Liabilities. If at Closing, NBYS has any tangible assets, such assets shall be transferred to Capra or an entity he designates in exchange for their book value, or cancellation of debt owed to Capra by NBYS in the amount of such book value, concurrent with the Closing. NBYS’ aggregate liabilities at Closing shall be no more than $75,000 and shall be settled by NBYS immediately following the Closing; if the aggregate liabilities are less than $75,000 at Closing, the difference between $75,000 and the aggregate liabilities at Closing shall be payable to Thornock immediately following the Closing.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF FIIC

Except as set forth under the corresponding section of the disclosure schedule delivered to NBYS, Merger Sub and the NBYS Stockholders concurrently herewith (the “FIIC Disclosure Schedule”), which FIIC Disclosure Schedule shall be deemed a part hereof, FIIC hereby represents and warrants to NBYS, Merger Sub and the NBYS Stockholders as follows:

2.1  Organization. FIIC is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

2.2  Capitalization. Immediately prior to the Closing, the authorized capital stock of FIIC will consist of 50,000,000 shares of common stock, $.001 par value per share, and 25,000,000 shares of preferred stock. As of the date of Closing, there will be outstanding 9,792,001 shares of common stock, no shares of preferred stock, and FIIC Warrants to purchase 1,808,307 shares of FIIC common stock. In addition, prior to the Closing, FIIC may issue up to 400,000 shares of common stock to Corporate Growth Professionals, 700,000 shares of common stock to Summit Financial Partners, 625,000 shares of common stock to Payton, Chandler & Sullivan, and up to 5,000,000 shares of common stock and an FIIC Warrant to purchase a number of shares of FIIC common stock equal to ten percent (10%) of the aggregate funding raised by Midas Securities LLC (“Midas”) in a private placement, in conjunction with financing efforts defined in an Unsecured Convertible Promissory Note between Bridgewater Capital and FIIC to be executed subsequent to this Agreement and prior to Closing. Pursuant to the Stock Option Plan, prior to the Closing, FIIC may also issue FIIC Options to purchase up to 1,854,883 shares of FIIC common stock. All issued and outstanding shares of capital stock of FIIC are, and on the date of Closing will be, duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and have been issued pursuant to or in compliance with applicable exemptions under federal and state securities laws.

ANNEX A

2.3  Certain Corporate Matters. FIIC is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. FIIC has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. FIIC has delivered to NBYS true, accurate and complete copies of its Articles of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Boards of Directors of FIIC previously furnished to NBYS are complete and correct in all material respects. The stock records and stockholder lists of FIIC previously furnished to NBYS are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of FIIC’s capital stock and any other outstanding securities issued by FIIC. FIIC is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws in any material respect or in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject. FIIC has delivered to NBYS and the NBYS Stockholders a complete copy of FIIC’s audited financial statements and tax returns from FIIC’s inception to the Closing Date.

2.4  Authority Relative to this Agreement. FIIC has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. Prior to Closing, the execution, delivery and performance of this Agreement by FIIC and the consummation by FIIC of the transactions contemplated hereby will have been duly authorized by the Board of Directors of FIIC and no other actions on the part of FIIC are necessary to authorize this Agreement or the transactions contemplated hereby other than the consent of the stockholders of FIIC. This Agreement has been duly and validly executed and delivered by FIIC and constitutes a valid and binding agreement of FIIC, enforceable against FIIC in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2.5  Consents and Approvals; No Violations. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by FIIC of the transactions contemplated by this Agreement other than those that have been or will be obtained as of the Closing. Neither the execution and delivery of this Agreement by FIIC nor the consummation by FIIC of the transactions contemplated hereby, nor compliance by FIIC with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of FIIC, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which FIIC is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to FIIC, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to FIIC taken as a whole.

ANNEX A

2.6  Financial Statements.

(a)  Prior to Closing, FIIC will provide its audited balance sheet as at March 31, 2005, and the related statements of operations, changes in stockholders’ equity and cash flows for the three months ended March 31, 2005 (“FIIC’s Financials”).

(b)  FIIC’s Financials (i) will be in accordance with the books and records of FIIC, (ii) will be correct and complete, (iii) will fairly present the financial position and results of operations of FIIC as of the dates indicated, and (iv) will be prepared in accordance with U.S. GAAP.

2.7  Events Subsequent to Financial Statements. Except as set forth in Schedule 2.7, since March 31, 2005, there has not been any:

(a)  sale, lease, transfer, license or assignment of any assets, tangible or intangible, of FIIC;

(b)  damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of FIIC;

(c)  subjection to any lien on any of the assets, tangible or intangible, of FIIC, or perfection of any security interest in such assets;

(d)  incurrence of indebtedness or liability or assumption of obligations by FIIC, other than in ordinary course of business;

(e)  waiver or release by FIIC of any right of any material value;

(f)  loan to or other transaction with any officer, director or stockholder of FIIC giving rise to any claim or right of FIIC against any such person or of such person against FIIC; or

(g)  any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of FIIC.

2.8  Undisclosed Liabilities; Insider Loans. Except as otherwise disclosed in the FIIC Financials or otherwise incurred in the ordinary course of business, FIIC has no material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise, including “off-balance sheet arrangements” as defined in Item 303(c) of Regulation S-K of the SEC. Since July 30, 2002, NBYS has not (i) extended or maintained credit, arranged for an extension of credit, or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of FIIC, or (ii) materially modified any terms of any such extension or maintenance of credit.

ANNEX A

2.9  Tax Matters.

(a)  FIIC has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

(b)  FIIC has each paid, or adequately reserved against in FIIC’s Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c)  To the knowledge of FIIC, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of its tax returns;

(d)  No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from FIIC;

(e)  FIIC has not filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended. For the purposes of this Section 2.9, a tax is due (and must therefore either be paid or adequately reserved against in FIIC’s Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax;

(f)  FIIC has not been a party to any tax sharing, allocation or indemnification agreement or arrangement. FIIC is not a member of an affiliated group filing a consolidated federal income tax return and does not have any liability for the taxes of any person under Treasury Regulation §1.1502-6 (or any similar provision of state, local or foreign law). FIIC has made all estimated income tax deposits and all other required tax payments or deposits (including withholding taxes); and

(g)  No federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any taxes of FIIC wherein an adverse determination or ruling in one or all such proceedings would reasonably be expected to have a material adverse effect on FIIC.

2.10  Books and Records. The corporate and financial books and records of FIIC delivered to NBYS prior to the Closing fully and fairly reflect the transactions to which FIIC is a party or by which its properties are bound.

ANNEX A

2.11  Questionable Payments. Neither FIIC, or any of its employees, agents, affiliates or representatives has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using FIIC’s funds or made any payments from its funds to governmental officials for improper purposes or made any illegal payments from its funds to obtain or retain business.

2.12  Intellectual Property. Schedule 2.12 sets forth a true and complete list of all intellectual property owned by or licensed to FIIC and relied upon in the course of its business, including any and all relevant patents and patent applications, all trademarks (registered or unregistered), all service marks and copyrights and applications therefore and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection (collectively, “FIIC Intellectual Property”). Except as set forth in Schedule 2.12, to FIIC’s knowledge, FIIC owns or has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and to sublicense and otherwise exercise all rights related to, without payment to any other person, all of its FIIC Intellectual Property, and the consummation of the transactions contemplated hereby will not conflict with, alter, impair or cause a default under any of those rights. FIIC has not granted any options, licenses or agreements of any kind relating to any of its FIIC Intellectual Property or the marketing or distribution thereof, except for nonexclusive licenses to end users in the ordinary course of business or as otherwise indicated in Schedule 2.12. To FIIC’s knowledge, the conduct of the business of FIIC as presently conducted does not violate, conflict with or infringe the intellectual property rights of any other person. Except as set forth in Schedule 2.12, FIIC is not bound by or a party to any options, licenses or agreements of any kind relating to its FIIC Intellectual Property. Subject to the rights of third parties set forth in Schedule 2.12, all FIIC Intellectual Property is free and clear of any third party claims and all liens, security interests and encumbrances whatsoever.  Except as set forth in Schedule 2.12, to the knowledge of FIIC, (i) no claims are pending or threatened against FIIC by any person with respect to the ownership, validity, enforceability, effectiveness or use of any FIIC Intellectual Property; (ii) since its inception, FIIC has received any communications alleging that it has violated any material rights relating thereto; (iii) FIIC is not in violation of any material agreement, regulation, law or document relating to any FIIC Intellectual Property and to the best of FIIC’s knowledge, no facts exist which, with the passage of time or assertion by a third party, would create a material violation, breach or termination of any such agreement, law or regulation; and (iv) FIIC as the case may be, each is in compliance with all laws, rules and regulations necessary for the continued validity and enforceability of its FIIC Intellectual Property.

2.13  Litigation. FIIC is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against FIIC. FIIC is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of FIIC, and FIIC does not know of any such action, suit, proceeding or investigation having been threatened or of any basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting FIIC or to which it is a party.

2.14  Statements in Proxy Materials. Both on the date of this Agreement and on the effective date of the proxy materials to be prepared and filed with the SEC by NBYS with respect to approval of the Merger, the information provided by FIIC for use in the NBYS’ proxy materials shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary in order to make the statements made in those materials not misleading. FIIC shall promptly notify NBYS of and NBYS shall promptly correct any such information that becomes false or misleading in any material respect.

ANNEX A

2.15  Licenses and Permits. FIIC is in the process of obtaining all material licenses, permits and authorizations (collectively, the “Permits”) from governmental authorities that are necessary or desirable for the conduct of its business and, in obtaining such Permits has not made and shall not make any false or untrue statement or omitted or shall omit to state a any material fact. Upon receipt of the Permits necessary or desirable for the conduct of its business FIIC shall comply in all material respects with all terms and conditions thereof; the Permits will not be subject to suspension, modification, revocation or non-renewal as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or of any fact of which FIIC is aware or of any representation which it has made in the course of obtaining or retaining any such license, permit or authorization, and, to FIIC’s knowledge, no fact exists which will result in the denial, impairment or material limitation of any Permit, including any authorization to offer insurance, which it currently intends to obtain for the conduct of its future business.

2.16  Contracts. Prior to Closing, FIIC will have provided NBYS and the NBYS Stockholders with copies of all material contracts to which FIIC is a party, including those relating to (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property. Except as set forth in Schedule 2.16, all such material agreements, contracts or other instruments are valid, binding and in full force and effect and are enforceable by FIIC in accordance with their terms. To FIIC’s knowledge, FIIC is not in breach or default in any material respect thereunder (with or without the lapse of time or the giving of notice, or both) nor has any other party to any of such contracts notified FIIC of that party's belief that FIIC is or is likely to become in breach or default in any material respect thereunder or of that party's intention to accelerate or modify in a manner adverse to FIIC any of its obligations or rights thereunder, nor, to the best knowledge of FIIC, does there exist any fact or occurrence which with the passage of time or assertion by another party, will constitute a breach or default under any such contract.

2.17  Broker’s Fees. Except as set forth on Schedule 2.17, neither FIIC nor anyone on its behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

2.18  Disclosure. The representations and warranties and statements of fact made by FIIC in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ANNEX A
ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF
NBYS, MERGER SUB AND THE NBYS STOCKHOLDERS

Except as set forth under the corresponding section of the disclosure schedule delivered to FIIC concurrently herewith (the “NBYS Disclosure Schedule”), which NBYS Disclosure Schedule shall be deemed a part hereof, NBYS, Merger Sub and each of the NBYS Stockholders, to his knowledge, hereby, jointly and severally, represents and warrants to FIIC and the FIIC stockholders as follows:

3.1  Organization. Each of NBYS and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

3.2  Capitalization. NBYS’s authorized capital stock consists of 33,000,000 shares of capital stock consisting of 3,000,000 shares of preferred stock (par value $.001 per share), of which no shares have been issued, and 30,000,000 shares of common stock (par value $.0001 per share), of which no more than 2,901,011 shares are issued and outstanding as of the date hereof; immediately prior to the Closing, NBYS shall have effected a 1-for-2.00317 reverse stock split, and, just prior to Closing, payment of the consideration set forth in Section 1.9 and compliance by the parties with the Escrow and Share Cancellation Agreement , 500,000 pre-split shares (or 249,604 post-split shares) of NBYS Common Stock held by the NBYS Stockholders shall be cancelled, as set forth herein, leaving 1,198,607 shares of NBYS Common Stock issued and outstanding at the Closing. All issued and outstanding shares of capital stock of NBYS and Merger Sub are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and have been issued pursuant to or in compliance with applicable exemptions under federal and state securities laws. When issued, the Merger Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which NBYS or Merger Sub is a party or which are binding upon NBYS or Merger Sub providing for the issuance by NBYS or Merger Sub or transfer by NBYS or Merger Sub of additional shares of NBYS’s or Merger Sub’s capital stock and neither NBYS nor Merger Sub has reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, warrants, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of NBYS or Merger Sub. All previously issued stock options, warrants, or similar rights to purchase shares of the capital stock of NBYS have been cancelled or are expired pursuant to their terms. There are no voting trusts or any other agreements or understandings with respect to the voting of NBYS’s or Merger Sub’s capital stock.

3.3  Certain Corporate Matters. Each of NBYS and Merger Sub is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of its properties or nature of its business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Each of NBYS and Merger Sub has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Each of NBYS and Merger Sub has delivered to FIIC true, accurate and complete copies of its Articles of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Boards of Directors of NBYS and Merger Sub previously furnished to FIIC are complete and correct in all material respects. The stock records of NBYS and Merger Sub and the stockholder lists of NBYS and Merger Sub previously furnished to FIIC are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of NBYS’s and Merger Sub’s capital stock and any other outstanding securities issued by NBYS and Merger Sub. Neither NBYS nor Merger Sub is in default under or in violation of any provision of its Articles of Incorporation or Bylaws in any material respect. Neither NBYS nor Merger Sub is in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject. NBYS has delivered to FIIC and the FIIC stockholders a complete copy of NBYS’s audited financial statements and tax returns from NBYS’s inception to the Closing Date.

ANNEX A

3.4  Authority Relative to this Agreement. Each of NBYS, Merger Sub and each of the NBYS Stockholders has the requisite corporate power and authority to enter into this Agreement and carry out its/his obligations hereunder. The execution, delivery and performance of this Agreement by NBYS and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by the Boards of Directors of NBYS and Merger Sub and, except for approval of this Agreement and the Merger by the stockholders of NBYS and the filing with and clearance by the Securities and Exchange Commission of a Proxy Statement complying with Schedule 14A under the Exchange Act, no other actions on the part of NBYS or Merger Sub are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by NBYS, Merger Sub and each of the NBYS Stockholders and constitutes a valid and binding obligation of NBYS, Merger Sub and each of the NBYS Stockholders enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.5  Consents and Approvals; No Violations. Except for applicable requirements of federal and state securities laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by NBYS, Merger Sub or either of the NBYS Stockholders of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by NBYS, Merger Sub or the NBYS Stockholders nor the consummation by NBYS, Merger Sub or the NBYS Stockholders of the transactions contemplated hereby, nor compliance by NBYS, Merger Sub or the NBYS Stockholders with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of NBYS or Merger Sub, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which any or all of NBYS, Merger Sub or the NBYS Stockholders is a party or by which it/his or any of its/his properties or assets may be bound, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to NBYS, Merger Sub and the NBYS Stockholders, or any of its/his properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to NBYS, Merger Sub or the NBYS Stockholders taken as a whole.

ANNEX A

3.6  SEC Documents. NBYS, and the NBYS Stockholders to the extent applicable, have filed or furnished, as applicable, all reports, schedules, forms, information statements, certifications or other documents required to be filed or furnished by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three (3) years preceding the date hereof (or such shorter period as NBYS was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Documents”). As appropriate for the posture of NBYS’s operations at the date of this Agreement, NBYS maintains “disclosure controls and procedures” as defined in and required by Rule 13a-15 or 15d-15 under the Exchange Act and such disclosure controls and procedures are effective to ensure that all material information (both financial and non-financial) concerning NBYS is made known on a timely basis to the individuals responsible for the preparation of the SEC Documents and other public disclosure documents. NBYS’s principal executive and principal financial officers have evaluated the effectiveness of NBYS’s disclosure controls and procedures in accordance with Exchange Act Rules 13a-15(b) and 15d-15(b) as of the end of each fiscal quarter after December 31, 2002, and have disclosed their conclusions regarding the effectiveness of NBYS’s disclosure controls and procedures in each applicable periodic report. As of their respective dates, the SEC Documents, including the principal executive and principal financial officers’ certifications pursuant to Section 302 and Section 906 of the Sarbanes-Oxley Act, complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of NBYS included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of NBYS as of the dates thereof and its statements of operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on NBYS, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of NBYS as at January 31, 2005, including the notes thereto, neither NBYS nor Merger Sub has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or other financial statement).

ANNEX A

3.7  Financial Statements.

(a)  Included in the SEC Documents are the audited balance sheets of NBYS as at December 31, 2004, and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2004, together with the unqualified report thereon of Cordovano and Honeck LLP (previously Cordovano and Honeck, P.C.), independent auditor (collectively, “NBYS’s Audited Financials”). Cordovano and Honeck LLP is and has been throughout the periods covered by NBYS’s Audited Financials (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (ii) ”independent” with respect to NBYS within the meaning of Regulation S-X, and (iii) with respect to NBYS, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act, exclusive of subsection (i), and the related Rules of the SEC and the Public Company Accounting Oversight Board.

(b)  Included in the SEC Documents are the unaudited balance sheets of NBYS as at March 31, 2005, and the related statements of operations and cash flows for the nine months ended March 31, 2005, as reviewed by Cordovano and Honeck LLP (previously Cordovano and Honeck, P.C.), independent auditor (“NBYS’s Interim Financials”). To the best knowledge of NBYS and the NBYS Stockholders, Cordovano and Honeck LLP is and has been throughout the periods covered by NBYS’s Interim Financials (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), (ii) ”independent” with respect to NBYS within the meaning of Regulation S-X, and (iii) with respect to NBYS, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act, exclusive of subsection (i), and the related Rules of the SEC and the Public Company Accounting Oversight Board.

(c)  NBYS’s Audited Financials and NBYS’s Interim Financials (collectively, “NBYS’s Financial Statements”) are (i) in accordance with the books and records of NBYS, (ii) correct and complete, (iii) fairly present the financial position and results of operations of NBYS as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on NBYS or Merger Sub, or their respective businesses, financial conditions or results of operations.

3.8  Events Subsequent to Financial Statements. Except as set forth in Schedule 3.8, since March 31, 2005, there has not been:

(a)  any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of NBYS;

(b)  any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of NBYS;

ANNEX A

(c)  except as contemplated by this Agreement, any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of NBYS or any redemption, purchase or other acquisition of any such shares;

(d)  any issuance of shares of capital stock or the granting, issuance or execution of any rights, warrants, options or commitments by NBYS, as the case may be, relating to its authorized or issued capital stock, except with respect to NBYS’s investment in Merger Sub;

(e)  any subjection to any lien on any of the assets, tangible or intangible, of NBYS, or perfection of any security interest in such assets;

(f)  any incurrence of indebtedness or liability or assumption of obligations by NBYS or Merger Sub;

(g)  any waiver or release by NBYS or Merger Sub of any right of any material value;

(h)  any compensation or benefits paid to officers or directors of NBYS, except as to the cancellation of those shares of Common Stock held by the NBYS Stockholders as specified in Section 1.9 of this Agreement;

(i)  any change made or authorized in the Articles of Incorporation or Bylaws of NBYS;

(j)  any loan to or other transaction with any officer, director or stockholder of NBYS giving rise to any claim or right of NBYS against any such person or of such person against NBYS; or

(k)  any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of NBYS.

3.9  Undisclosed Liabilities; Insider Loans. Except as otherwise disclosed in NBYS’s Financial Statements, neither NBYS nor Merger Sub has any material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise, including “off-balance sheet arrangements” as defined in Item 303(c) of Regulation S-K of the SEC. Since July 30, 2002, NBYS has not (i) extended or maintained credit, arranged for an extension of credit, or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of NBYS, or (ii) materially modified any terms of any such extension or maintenance of credit.

3.10  Tax Matters.

(a)  NBYS and Merger Sub have each duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

ANNEX A

(b)  NBYS and Merger Sub have each paid, or adequately reserved against in NBYS’s Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c)  To the knowledge of NBYS and Merger Sub, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of NBYS’s or Merger Sub’s tax returns;

(d)  No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from NBYS or Merger Sub; and

(e)  Neither NBYS nor Merger Sub has filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended. For the purposes of this Section 3.10, a tax is due (and must therefore either be paid or adequately reserved against in NBYS’s Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

3.11  Real Property. Neither NBYS nor Merger Sub owns or leases any real property.

3.12  Books and Records. The corporate and financial books and records of NBYS and Merger Sub delivered to FIIC prior to the Closing fully and fairly reflect the transactions to which NBYS and/or Merger Sub is a party or by which they or their properties are bound.

3.13  Questionable Payments. Neither NBYS nor Merger Sub, or any of their respective employees, agents or representatives has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using NBYS’s or Merger Sub’s funds or made any payments from NBYS’s or Merger Sub’s funds to governmental officials for improper purposes or made any illegal payments from NBYS’s or Merger Sub’s funds to obtain or retain business.

3.14  Environmental Matters. NBYS represents and warrants that:

(a)  To the knowledge of NBYS, after due investigation, there has been no material failure by NBYS to comply with all applicable requirements of Environmental Laws relating to NBYS, NBYS’s operations, and NBYS’s manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and NBYS is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

(b)  NBYS has not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

ANNEX A

(c)  To the knowledge of NBYS, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of NBYS’s business.

(d)  No Hazardous Materials are now located at the Business Location, and, to the knowledge of NBYS and the NBYS Stockholders, after due investigation, NBYS has not ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of NBYS’s business.

(e)  NBYS has not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by NBYS in the conduct of its business nor are NBYS or either of the NBYS Stockholders aware of any circumstances that would give rise to an allegation of such contamination.

(f)  To the knowledge of NBYS, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by NBYS in the operation of its business. To the knowledge of NBYS and the NBYS Stockholders, after due investigation, the Business Location is not currently on, and has never been on, any federal or state “Superfund” or “Superlien” list.

3.15  Intellectual Property. Other than listed on Schedule 3.15, neither NBYS nor Merger Sub owns or uses any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Neither NBYS nor Merger Sub has any knowledge of any claim that, or inquiry as to whether, any product, activity or operation of NBYS or Merger Sub infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

3.16  Insurance. Neither NBYS nor Merger Sub has any insurance policies in effect.

3.17  Contracts. Neither NBYS nor Merger Sub has any material contracts, leases, arrangements or commitments (whether oral or written). Neither NBYS nor Merger Sub is a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

ANNEX A

3.18  Litigation. Neither NBYS nor Merger Sub is subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against NBYS or Merger Sub. Neither NBYS nor Merger Sub is a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of NBYS or Merger Sub, and neither NBYS nor Merger Sub knows of any such action, suit, proceeding or investigation having been threatened or of any basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting NBYS or Merger Sub or to which NBYS or Merger Sub is a party.

3.19  Employees. Neither NBYS nor Merger Sub has any employees. Neither NBYS nor Merger Sub owes any compensation of any kind, deferred or otherwise, to any current or previous employees. Neither NBYS nor Merger Sub has any written or oral employment agreements with any officer or director of NBYS or Merger Sub. Neither NBYS nor Merger Sub is a party to or bound by any collective bargaining agreement. Except as set forth in Schedule 3.19, there are no loans or other obligations payable or owing by NBYS or Merger Sub to any stockholder, officer, director or employee of NBYS or Merger Sub, nor are there any loans or debts payable or owing by any of such persons to NBYS or Merger Sub or any guarantees by NBYS or Merger Sub of any loan or obligation of any nature to which any such person is a party.

3.20  Employee Benefit Plans. Neither NBYS nor Merger Sub has any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by NBYS or Merger Sub.

3.21  Legal Compliance. To the best of its knowledge, except as disclosed in its SEC Documents and as will not have a material adverse impact on its business, NBYS is in compliance in all material respects with all rules, regulations and requirements of the Sarbanes-Oxley Act and the SEC, and any other applicable foreign, federal, state and local laws and regulations. No claim has been filed against NBYS or Merger Sub alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. To the best of their respective knowledge, NBYS and Merger Sub each holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

3.22  Subsidiaries. Except for all of the issued and outstanding shares of capital stock of Merger Sub, NBYS does not own any capital stock or have any interest in any corporation, partnership, or other form of business organization. NBYS owns all of the capital stock or other equity interests of Merger Sub free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions.

3.23  Broker’s Fees. Neither NBYS, Merger Sub nor either of the NBYS Stockholders, nor anyone on their behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

ANNEX A

3.24  Registration Rights. NBYS has not granted or agreed to grant to any person or entity any rights (including “piggy back” registration rights) to have any securities of NBYS registered with the Securities and Exchange Commission or any other governmental authority that have not been satisfied.

3.25  Listing and Maintenance Requirements. NBYS has not, in the twelve (12) months preceding the date hereof, received notice from the trading market or stock quotation system on which NBYS’s Common Stock is listed or quoted to the effect that NBYS is not in compliance with the listing or maintenance requirements of such trading market or stock quotation system. NBYS is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

3.26  No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by NBYS to arise, between the accountants and lawyers formerly or presently employed by NBYS and NBYS is current with respect to any fees owed to its accountants and lawyers.

3.27  Disclosure. The representations and warranties and statements of fact made by NBYS, Merger Sub and each of the NBYS Stockholders in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 4

COVENANTS AND AGREEMENTS OF THE PARTIES
EFFECTIVE PRIOR TO CLOSING

4.1  Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of FIIC, NBYS and Merger Sub as each party may request. In order that each party may have the full opportunity to do so, FIIC, NBYS and Merger Sub shall furnish each party and its representatives during such period with all such information concerning the affairs of FIIC, NBYS or Merger Sub as each party or its representatives may reasonably request and cause FIIC, NBYS or Merger Sub and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party’s premises, with copies thereof to be provided to each party and/or its representatives upon request.

ANNEX A

4.2  Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Merger and of the transactions contemplated by this Agreement and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

4.3  Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing. In addition, neither FIIC, on one part, and none of NBYS, Merger Sub or the NBYS Stockholders (as it relates to NBYS and Merger Sub), on the other part, shall enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the prior written consent of the other party. FIIC, on one part, and NBYS, Merger Sub or the NBYS Stockholders, on the other part, as the case may be, except as required or specifically contemplated hereby, shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing without the prior written consent of the other party.

4.4  Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of FIIC, NBYS or Merger Sub.

4.5  Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

4.6  Continuation of Insurance Coverage. From the date hereof to the Closing, each party hereto shall keep in full force and effect insurance coverage for its assets and operations comparable in amount and scope to the coverage now maintained covering its assets and operations.

ANNEX A

4.7  Other Transactions. Except as otherwise provided for in this Agreement, at no time prior to Closing, shall either NBYS or FIIC or any of their respective officers, directors, managers, owners and representatives initiate or solicit any proposal or offer from any person regarding any Competing Transaction or encourage or facilitate a Competing Proposal by providing nonpublic information or conducting any discussions or negotiations or entering into any agreement or understanding for a Competing Transaction. These restrictions shall not prevent the parties from entering into negotiations involving a Competing Transaction if and to the extent that (A) the respective NBYS and FIIC Boards of Directors determine in good faith that pursuing the Competing Proposal is necessary for compliance with its fiduciary duties under applicable law, (B) prior to entering into negotiations, either NBYS or FIIC shall have provided written notice to the other that includes the terms of the Competing Proposal, the identity of the person making the Competing Proposal and the fact that clause (A) above has been satisfied. In such event, the party receiving such notice shall be afforded a period of ten business days to submit a Competing Proposal or amend the terms of this Agreement for consideration by the directors of the party providing such notice. As used in this Section 4.7, “Competing Proposal” means any unsolicited inquiry, proposal or offer from any person relating to (a) any tender offer or exchange offer or other acquisition or series of acquisitions that, if consummated, would result in any person owning beneficially 50% or more of the ownership interests of NBYS; or (b) any merger, consolidation, business combination, or similar transaction involving NBYS or between FIIC and any other public company. Each of the transactions referred to in the definition of Competing Proposal shall be a “Competing Transaction.” To the extent either party, NBYS or FIIC respectively, accepts a Competing Proposal, the party accepting the Competing Proposal shall pay in full the fees and expenses of the other party, FIIC or NBYS respectively, incurred to the date of such acceptance in connection with the negotiation, execution, due diligence and other activities related to and transactions contemplated by this Agreement.

4.8  Consent of FIIC Stockholders. As soon as practicable after the execution of this Agreement, to any extent required by the DGCL, FIIC management will recommend approval of this Agreement to its stockholders and will use its best efforts to solicit its stockholders to approve this Agreement in accordance with the applicable provisions of the DGCL.

4.9 Consent of NBYS Shareholders. As soon as practicable after the execution of this Agreement, NBYS management will recommend approval of this Agreement to its shareholders and will use its best efforts to solicit its shareholders to approve this Agreement and cause its Articles of Incorporation to be amended consistent with Section 5.1(c) of this Agreement in accordance with the applicable provisions of the Colorado Business Corporations Act together with applicable provisions of federal and state securities laws.

ARTICLE 5

CONDITIONS TO CLOSING
AND POST-CLOSING COVENANTS

5.1  Conditions to Obligations of FIIC. The obligations of FIIC under this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of each of the following conditions:

(a)  Closing Deliveries. At the Closing, NBYS shall have delivered or caused to be delivered to FIIC the following:

ANNEX A

(i)  resolutions duly adopted by the Board of Directors of each of NBYS and Merger Sub, and authorizing and approving the Merger and the execution, delivery and performance of this Agreement;

(ii)  a certificate of good standing for each of NBYS and Merger Sub from the Secretary of State of the State of Colorado and the State of Nevada, respectively, dated not earlier than three (3) days prior to the Closing Date;

(iii)  subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of NBYS in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with NBYS listed opposite their names below:

James W. France	President, Chief Executive Officer and Director
James Bowser	Chief Operating Officer and Executive Vice President
Wade Estep	Chief Financial Officer
Robert Ostrander	Vice President, Secretary and Director
Albert Stoss	Treasurer
Kevin Loycheck	Director
Brent Peterson	Director
Dean Barrett	Director

FIIC may nominate up to two additional directors prior to Closing, and will provide the names of the nominees when identified.

(iv)  certificates from each of NBYS, Merger Sub and each of the NBYS Stockholders representing that the information set forth in Section 5.1(b) is true as of the Closing Date.

(v)  evidence of cancellation of 500,000 pre-split shares of NBYS Common Stock held collectively by the NBYS Stockholders; and

(vi)  such other documents as FIIC may reasonably request in connection with the transactions contemplated hereby.

(b)  Representations and Warranties to be True. The representations and warranties of NBYS, Merger Sub and the NBYS Stockholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. NBYS, Merger Sub and the NBYS Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)  Amendment of Articles of Incorporation. NBYS shall have amended its Articles of Incorporation to effectuate a 1-for-2.00317 reverse stock split, such split to have been effected prior to the Closing Date.

(d)  Reincorporation or Conversion to Delaware Entity. NBYS shall have either executed an Agreement and Plan of Merger (the “Reincorporation Agreement”) for the reincorporation of NBYS from the State of Colorado to the State of Delaware or a Certificate of Conversion for the conversion of NBYS from a Colorado corporation to a Delaware corporation, along with any statutorily required supporting documentation; provided, however that such Reincorporation Agreement or Certificate of Conversion, and required supporting documents, shall be in form and substance acceptable to FIIC, in its reasonable discretion.

ANNEX A

(e)  Stockholder Consent. A requisite percentage of the FIIC stockholders shall have approved the Merger.

5.2  Conditions to Obligations of NBYS, Merger Sub and the NBYS Stockholders. The obligations of NBYS, Merger Sub and the NBYS Stockholders under this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of each of the following conditions:

(a)  Closing Deliveries. On the Closing Date, FIIC shall have delivered to NBYS such documents as NBYS may reasonably request in connection with the transactions contemplated hereby.

(b)  Representations and Warranties to be True. The representations and warranties of FIIC herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. FIIC shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

(c)  Director Questionnaires. Each of the individuals listed as directors in Section 5.1(a)(iii) shall have submitted to NBYS’s legal counsel, no later than fifteen (15) calendar days prior to the Closing Date, a written response to the director questionnaire previously delivered to FIIC, and upon receipt of all such responses, NBYS’s legal counsel shall prepare and file with the SEC at least ten (10) calendar days prior to the Closing Date an Information Statement- Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. The FIIC Stockholders and FIIC shall have the opportunity to review and provide comments to such Information Statement prior to its filing with the SEC.

(d)  Payment for Cancellation Shares. FIIC shall have made full payment of the consideration set forth in Section 1.9 and complied with the Escrow and Share Cancellation Agreement.

(e)  Shareholder Consent. A requisite percentage of the NBYS shareholders shall have approved the Merger.

5.3  Spinoff. Subject to the terms of Section 1.13, NBYS shall have contributed all of the tangible pre-Closing assets and intellectual property rights of NBYS to the NBYS Stockholders and the NBYS Stockholders shall have assumed all of the pre-Closing liabilities of NBYS of any kind whatsoever in excess of $75,000 immediately following the Closing (the “Spinoff”). The Spinoff, which will occur immediately following the Closing, will be effected in compliance with all applicable laws, including without limitation, the applicable provisions of the NRS and any other applicable state and federal laws. The consummation of the Spinoff will not require any consent, release, waiver or approval that would adversely affect NBYS. The consummation of the Spinoff will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Spinoff will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Articles of Incorporation or Bylaws of NBYS; (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, contract or other instrument or obligation (whether oral or written) to which NBYS is or was a party or by which NBYS is or was bound; or (c) any federal, state, local or foreign statute, law concession, grant, franchise, permit or other governmental authorization or approval applicable to NBYS.

ANNEX A

ARTICLE 6

TERMINATION; AMENDMENT; WAIVER

6.1  Termination by Mutual Agreement. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by FIIC stockholders and NBYS stockholders, by mutual written consent of FIIC and NBYS by action of their respective Boards of Directors.

6.2  Termination by either NBYS or FIIC. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either NBYS or FIIC if:

(a)  the Merger shall not have been consummated by October 31, 2005, whether such date is before or after the date of approval of the Merger by FIIC’s stockholders and NBYS’s stockholders (the “Termination Date”); or

(b) any statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint or prohibition preventing the Merger shall be in effect; or

(c) there shall be pending or threatened by any governmental authority any suit, action or proceeding challenging or seeking to restrain or prohibit the Merger or seeking to obtain any material damages from any party in connection with the Merger or there shall be issued any judgment permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval of the Merger by FIIC’s stockholders and NBYS’s stockholders);

provided, however, that the right to terminate this Agreement pursuant to this Section 6.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated.

6.3  Termination by FIIC. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by FIIC’s stockholders and NBYS’s stockholders by action of FIIC’s board of directors, if:

ANNEX A

(a)  (i) any of NBYS’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 5.1 would not be satisfied, or (ii) if (A) any of NBYS’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 5.1 would not be satisfied and (B) such inaccuracy has not been cured by NBYS within ten (10) business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given, or (iii) NBYS’s representation and warranties with respect to its capitalization are inaccurate such that there are shares or rights to obtain shares outstanding in addition to those initially disclosed;

(b)  FIIC receives an unsolicited proposal or offer from a person or entity, or any affiliate thereof, for a tender or exchange offer, merger, consolidation or other business combination involving FIIC or any proposal to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of FIIC (a “Competing Proposal”), and the Board of Directors of FIIC determines in good faith that its fiduciary obligations under applicable law require that such Competing Proposal be accepted;

(c)  since the date of this Agreement, NBYS shall have suffered any material adverse effect on its financial condition, results of operations or business; or

(d)  holders of more than ten percent (10%) of the issued and outstanding shares of NBYS common stock shall have filed a notice or election of dissenters’ rights.

6.4  Termination by NBYS. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval of the Merger by FIIC’s stockholders and NBYS’s stockholders, by action of the Board of Directors of NBYS, if

(a)  (i) any of FIIC’s representations and warranties shall have been inaccurate as of the date of this Agreement, such that the condition set forth in Section 5.2 would not be satisfied, or (ii) if (A) any of FIIC’s representations and warranties become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date), such that the condition set forth in Section 5.2 would not be satisfied and (B) such inaccuracy has not been cured by FIIC within ten (10) business days after its receipt of written notice thereof and remains uncured at the time notice of termination is given; or

(b)  since the date of this Agreement, FIIC shall have suffered any material adverse effect on its financial condition, results of operations or business.

6.5  Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 6, this Agreement shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, consultants, contractors, agents, legal and financial advisors, or other representatives); provided, however, that except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Agreement.

ANNEX A

ARTICLE 7

SURVIVAL AND REMEDIES

7.1  Survival of Warranties.

(a)  Representations, Warranties and Covenants made by NBYS, Merger Sub and the NBYS Stockholders. All representations, warranties and covenants made by NBYS, Merger Sub and the NBYS Stockholders herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing and continue in full force and effect for a period of eighteen (18) months following the Closing Date. Notwithstanding the preceding sentence, any claim for breach of a representation or warranty shall survive the time at which such representation or warranty otherwise would terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such claim shall have been given to the party against whom such claim may be brought prior to such time.

(b)  Representations, Warranties and Covenants made by FIIC. All representations, warranties and covenants made by FIIC herein, or in any certificate, schedule or exhibit delivered pursuant hereto, shall survive the Closing.

7.2  No Liability for Stockholders. Except as otherwise set forth in this Agreement, in no event shall the stockholders of FIIC be liable to NBYS, Merger Sub, the NBYS Stockholders, or nor shall the stockholders of NBYS be liable to FIIC, for any consequential, exemplary, punitive, or speculative damages, except to the extent any such otherwise excluded damages are a component of Damages which arise out of a third party claim for which such party becomes liable.

7.3  Sole Remedy.

(a)  NBYS, Merger Sub and NBYS Stockholders. The ability to terminate the Merger in the event of a breach of the representations and warranties or covenants by FIIC, as set forth in Section 6.4, shall be the sole remedy at law available for any such breach; provided, however, that this limitation shall not prevent NBYS, Merger Sub or the NBYS Stockholders from seeking equitable remedies or any legal remedies for claims arising with respect to this Agreement from willful misconduct or fraud.

(b)  FIIC. The ability to terminate the Merger in the event of a breach of the representations and warranties or covenants by NBYS, Merger Sub or the NBYS Stockholders, as set forth in Section 6.3, shall be the sole remedy at law for the satisfaction of the indemnification obligations set forth in Section 7.2; provided, however, that this limitation shall not prevent FIIC from seeking equitable remedies or any legal remedies for claims arising with respect to this Agreement from willful misconduct or fraud.

ANNEX A

ARTICLE 8

GENERAL PROVISIONS

8.1  Name Change. The parties agree to take whatever actions that are necessary to change the name of NBYS to “FIIC Holdings, Inc.” or any other such name as proposed by FIIC as of or as soon as possible after the Effective Time.

8.2  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at the following addresses:

If to FIIC, Inc.:

FIIC, Inc.
1585 Bethel Road, 1st Floor
Columbus, OH 43220
Attn: James W. France
Tel: (614) 451-5030
Fax: (614) 451-5032

With Copy to:

Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Blvd.
Seventh Floor
Los Angeles, CA 90067
Attn: Thomas J. Poletti, Esq.
Tel: (310) 552-5000
Fax: (310) 552-5001

If to NBYS, Merger Sub, or any or all of the NBYS Stockholders:

Neil Ayervais, Esq.
Alperstein & Covell, P.C.
1600 Broadway, Suite 2350
Denver, CO 80202
Tel: (303) 894-8191
Fax:  (303) 861-0420

With Copy to:

Neil Ayervais, Esq.
Alperstein & Covell, P.C.
1600 Broadway, Suite 2350
Denver, CO 80202
Tel: (303) 894-8191
Fax:  (303) 861-0420

ANNEX A

8.3  Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

8.4  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

8.5  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

8.6  Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

8.7  Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in Delaware and each party hereby waives any right to object to the convenience of such venue.

8.8  Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

8.9  Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

8.10  Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

ANNEX A

8.11  Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

8.12  Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

8.13  Schedules. If there is any inconsistency between the statements in the body of this Agreement and those in the schedules (other than an exception expressly set forth in the schedules with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

8.14  Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

8.15  Incorporation of Exhibits and Schedules. The exhibits, schedules, and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

[SIGNATURES FOLLOW]

ANNEX A

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger as of the date first written above.

FIIC, INC.

By: /s/ James W. France
Name: James W. France
Title: President and Chief Executive Officer

NICKLEBYS.COM, INC.

By: /s/ Scott Thornock
Name: Scott Thornock
Title: President and Chief Executive Officer

NICKLEBYS ACQUISITION CORP.

By: /s/ Scott Thornock
Name: Scott Thornock
Title: President and Chief Executive Officer

NBYS STOCKHOLDERS

/s/ Scott Thornock
Name: Scott Thornock

/s/ Bruce Capra
Name: Bruce Capra

/s/ Paul Zueger
Name: Paul Zueger

/s/ Michael Tanner
Name: Michael Tanner

/s/ James Watson
Name: James Watson

ANNEX A

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER DATED JULY 19, 2005

This AMENDMENT NO. 1 amends the Agreement and Plan of Merger dated July 19, 2005 (the “Agreement”) by and among FIIC, Inc., a Delaware corporation (“FIIC”), on the one hand, and Nicklebys.com, Inc., a publicly traded Colorado corporation (“NBYS”), Nicklebys Acquisition Corp., a Nevada corporation and wholly owned subsidiary of NBYS (“Merger Sub”), Scott Thornock, an individual stockholder of NBYS (“Thornock”), Bruce Capra, an individual stockholder of NBYS (“Capra”), Paul Zueger, an individual stockholder of NBYS (“Zueger”), Michael Tanner, an individual stockholder of NBYS (“Tanner”) and James Watson, an individual stockholder of NBYS (“Watson,” and with Thornock, Capra, Zueger and Tanner, the “NBYS Stockholders”), on the other hand. All capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

A.  NBYS, Merger Sub, the NBYS Stockholders and FIIC each remain determined to engage in the transactions contemplated the Agreement.

B.  The respective boards of directors of FIIC, NBYS and Merger Sub, and NBYS, as the sole shareholder of Merger Sub, continue to deem the Merger, pursuant to the terms of the Agreement, to be desirable and in the best interests of their respective companies.

C.  The parties are currently drafting the necessary disclosure documents to present the Merger, and the other supporting transactions contemplated by the Agreement, to their respective stockholders for approval.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in reliance upon the representations and warranties hereinafter set forth, the parties amend the Agreement as follows:

1.  Amendments

(a)  Section 1.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.7 Closing. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, the closing of the Merger shall take place at 5:00 p.m. (Pacific Time) at the offices of Kirkpatrick & Lockhart Nicholson Graham LLP, within 30 days after receipt of the approval of both the shareholders of NBYS at the NBYS special meeting and the stockholders of FIIC at a meeting or by written consent, or at such other time and date as the parties may mutually agree (the “Closing” or the “Closing Date”).

(b)  Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

ANNEX A

2.2 Capitalization. Immediately prior to the Closing, the authorized capital stock of FIIC will consist of 50,000,000 shares of common stock, $.001 par value per share, and 25,000,000 shares of preferred stock. As of the date of Closing, there will be outstanding at least 11,517,001 shares of common stock, no shares of preferred stock, and FIIC Warrants to purchase 1,808,307 shares of FIIC common stock, including the anticipated FIIC issuance prior to Closing of 400,000 shares of common stock to Corporate Growth Professionals, 700,000 shares of common stock to Summit Financial Partners, and 625,000 shares of common stock to Peyton, Chandler & Sullivan, to be issued prior to Closing in satisfaction of certain contractual obligations. Prior to Closing, in conjunction with financing efforts defined in an a Senior Secured Convertible Promissory Note (the “Note”) between Bridgewater Capital, or one of its designated funds, and FIIC to be executed subsequent to this Amendment and prior to Closing (the “Bridge Financing”), FIIC shall issue additional FIIC Warrants to purchase up to 853,940 shares of FIIC common stock and may be required to issue up to 802,561 additional shares of common stock upon any conversion of the Note. Prior to Closing, FIIC may also issue up to 5,000,000 shares of common stock and FIIC Warrant(s) to purchase an aggregate number of shares of FIIC common stock equal to ten percent (10%) of the aggregate funding raised by Midas Securities LLC (“Midas”) in a private placement (the “Private Placement”). Pursuant to the Stock Option Plan, prior to the Closing, FIIC may also issue FIIC Options to purchase up to 1,854,883 shares of FIIC common stock. Upon Closing FIIC shall have no more than 22,336,692 shares of common stock issued and outstanding, reserved for issuance upon the exercise of outstanding FIIC Options or FIIC Warrants or reserved for issuance upon conversion of the Note or other convertible debt. All issued and outstanding shares of capital stock of FIIC are, and on the date of Closing will be, duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and have been or will be issued pursuant to and in compliance with applicable federal and state securities laws.

(c)  Subsection 5.1(a)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of NBYS in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with NBYS listed opposite their names below:

James W. France	President, Chief Executive Officer and Director
James Bowser	Chief Operating Officer and Executive Vice President
Wade Estep	Chief Financial Officer
Robert Ostrander	Vice President, Secretary and Director
Kevin Loychik	Director
Brent Peterson	Director
Dean Barrett	Director

FIIC may nominate up to three additional directors prior to Closing, and will provide the names of the nominees when identified.

(d)  Subsection 6.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

6.2 Termination by either NBYS or FIIC. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either NBYS or FIIC if:

(a) the Merger shall not have been consummated within 120 days from the date of NBYS’s initial filing of a proxy statement on Schedule 14A pursuant to Section 1.11 hereof, whether such date is before or after the date of approval of the Merger by FIIC’s stockholders and NBYS’s stockholders (the “Termination Date”); or

ANNEX A
(e)  Subsections 1.13 and 5.3 of the Agreement are hereby deleted in their entirety and replaced with the following:

1.13  Transfer of Assets; Assumption of Liabilities. If at Closing, NBYS has any tangible assets, such assets shall be transferred to Capra or an entity he designates in exchange for their book value, or cancellation of debt owed to Capra by NBYS in the amount of such book value, concurrent with the Closing. Concurrent with Closing, FIIC shall promptly pay all of NBYS’ liabilities, up to an aggregate of $100,000.

5.3 Spinoff. Subject to the terms of Section 1.13, NBYS shall have contributed all of the tangible pre-Closing assets and intellectual property rights of NBYS to the NBYS Stockholders and the NBYS Stockholders shall have assumed all of the pre-Closing liabilities of NBYS of any kind whatsoever in excess of $100,000 immediately following the Closing (the “Spinoff”). The Spinoff, which will occur immediately following the Closing, will be effected in compliance with all applicable laws, including without limitation, the applicable provisions of the NRS and any other applicable state and federal laws. The consummation of the Spinoff will not require any consent, release, waiver or approval that would adversely affect NBYS. The consummation of the Spinoff will not give rise to or trigger the application of any right of any third party that has not been waived by such party in a writing signed by it. The consummation of the Spinoff will not conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of (a) any provision of the Articles of Incorporation or Bylaws of NBYS; (b) any note, bond, lease, mortgage, indenture, license, franchise, permit, agreement, contract or other instrument or obligation (whether oral or written) to which NBYS is or was a party or by which NBYS is or was bound; or (c) any federal, state, local or foreign statute, law concession, grant, franchise, permit or other governmental authorization or approval applicable to NBYS.

2.  Affirmation of Representations and Warranties.

(a)  The representations and warranties of NBYS, Merger Sub and the NBYS Stockholders contained in the Agreement, or in any certificate, schedule or exhibit delivered pursuant thereto, and to the extent amended hereby, remain true at this time and shall remain true in all material respects at the Closing with the same effect as though made at such time.

(b)  The representations and warranties of FIIC contained in the Agreement, or in any certificate, schedule or exhibit delivered pursuant thereto, and to the extent amended hereby, remain true at this time and shall remain true in all material respects at the Closing with the same effect as though made at such time.

3.  Entire Agreement. This Amendment No. 1 together with the Agreement (together with all other documents and instruments referred to therein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

4.  Counterparts and Facsimile Signatures. This Amendment No. 1 may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

[SIGNATURES FOLLOW]

ANNEX A

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Agreement as of October 31, 2005.

FIIC, INC.

By: /s/ James W. France
Name: James W. France
Title: President and Chief Executive Officer

NICKLEBYS.COM, INC.

By: /s/ Scott Thornock
Name: Scott Thornock
Title: President and Chief Executive Officer

NICKLEBYS ACQUISITION CORP.

By: /s/ Scott Thornock
Name: Scott Thornock
Title: President and Chief Executive Officer

NBYS STOCKHOLDERS

/s/ Scott Thornock
Name: Scott Thornock

/s/ Bruce Capra
Name: Bruce Capra

/s/ Paul Zueger
Name: Paul Zueger

/s/ Michael Tanner
Name: Michael Tanner

/s/ James Watson
Name: James Watson

ANNEX B

FORM OF
NICKLEBYS.COM, INC.
ARTICLES OF AMENDMENT

Nicklebys.com, Inc., a Colorado corporation (the “Corporation”) having its principal place of business at 3179 South Peoria Court, Aurora, Colorado 80014, certifies to the Secretary of State of Colorado that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended as follows:

A. The following shall be added at the end of Article III:

“Each 2.00317 outstanding shares of common stock at ______________, 200_ shall be combined into one share of common stock. No fractional shares of capital stock or scrip certificates therefore shall be issued to holders of the presently outstanding common stock by reason of the foregoing, and no consideration shall be paid in lieu of such fractional shares.”

SECOND:  The amendments herein certified shall become effective immediately upon filing with the Secretary of State.

THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation, pursuant to and in accordance with Section 7-108-202 of the Colorado Business Corporation Act, the Board of Directors duly advised these amendments.

FOURTH: The stockholders of the Corporation approved the amendments to the Articles of Incorporation of the Corporation as set forth in these Articles of Amendment at a special meeting of the stockholders held on ______________, 200_. The number of votes cast for the amendments by each voting group entitled to vote separately on the amendments was sufficient for approval by that voting group.

FIFTH: The names and addresses of the individuals who cause this document to be delivered for filing and to whom the Secretary of State may deliver notice if filing of this document is refused are:

Neil E. Ayervais
Alperstein & Covell, P.C.
1600 Broadway, Suite 2350
Denver, Colorado 80202
nea@alpersteincovell.com

The Colorado Secretary of State may contact the following authorized person regarding this document:

Neil E. Ayervais
Alperstein & Covell, P.C.
1600 Broadway, Suite 2350
Denver, Colorado 80202
nea@alpersteincovell.com

B-1

ANNEX C

FIIC, INC.

2005 STOCK OPTION, DEFERRED STOCK
AND
RESTRICTED STOCK PLAN

Section 1. General Purpose of Plan; Definitions.

(a) This plan is intended to implement and govern the 2005 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”) of FIIC, Inc., a Delaware corporation (the “Company”). The Plan was adopted by the Board of Directors and stockholders of the Company as of April 16, 2005. The purpose of the Plan is to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry, and to provide incentives to such personnel and members that are linked directly to increases in stockholder value, and will therefore, inure to the benefit of all stockholders of the Company.

(b) For purposes of the Plan, the following terms shall be defined as set forth below:

(1) “Administrator” means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

(2) “Award” means any award of Deferred Stock, Restricted Stock or Stock Option.

(3) “Board” means the Board of Directors of the Company.

(4) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(5) “Commission” means the Securities and Exchange Commission.

(6) “Committee” means the Compensation Committee of the Board, or any other Committee the Board may appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(7) “Company” means FIIC, Inc., a corporation organized under the laws of Delaware (or any successor corporation) and any parent corporation within the meaning of Section 425(e) of the Code, any subsidiary corporation with the meaning of Section 425(f) of the Code or any majority-owned subsidiary of a parent corporation.

(8) “Deferred Stock” means an award made pursuant to Section 6 below of the right to receive Stock at the end of a specified deferral period.

ANNEX C

(9) “Disability” means, except as otherwise provided by the Administrator and except in connection with exercise of an Incentive Stock Option whereby disability shall have the meaning set forth in Section 22(e)(3) of the Code, permanent and total disability as determined under the Company’s disability program or policy, or if such disability program or policy does not exist, then any disability that renders Participant unable to serve the Company in the capacity for which such Participant served immediately prior to such disability.

(10) “Effective Date” shall mean the date provided pursuant to Section 15.

(11) “Eligible Person” means an employee, director, consultant or advisor of the Company eligible to participate in the Plan pursuant to Section 4.

(12) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(13) “Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

(14) “Incentive Stock Option” means any Stock option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(15) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

(16) “Participant” means any Eligible Person selected by the Administrator pursuant to the Administrator’s authority in Section 2 below to receive Awards.

(17) “Restricted Period” means the period set by the Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.

(18) “Restricted Stock” means an award of shares of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives.

(19) “Securities Act” means the Securities Act of 1933, as amended.

(20) “Stock” means the common stock, $.001 par value, of the Company.

(21) “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 5.

ANNEX C

Section 2.  Administration.

(a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of “Non-Employee Directors,” as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

(b) The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

In particular, the Administrator shall have the authority:

(1) to select those employees of the Company who are Eligible Persons;

(2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Persons of the Company;

(3) to determine the number of shares of Stock to be covered by each such Award;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards, (ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased, subject to applicable rules and regulations and restrictions set forth herein; and

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

(c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

ANNEX C

Section 3.  Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,854,883 shares. Such shares shall consist of authorized but unissued shares.

(b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan. If the exercise price of any Stock Option award, or the withholding obligation arising from a Stock Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery of by attestation), only the number of shares of Stock issued, not of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4.  Eligibility.

Officers, employees and directors of, and consultants and advisors providing services to, the Company shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other key employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5. Stock Options for Eligible Persons.

(a) Stock Options may be granted to Eligible Persons alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The prospective recipient of a Stock Option shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Stock Option Agreement” and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

ANNEX C

The Stock Options granted under the Plan to Eligible Persons may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

(b) The Administrator shall have the authority under this Section 5 to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

(c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:

(i) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock, if any. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value, but in no event less than 85% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and a Stock Option is granted to such employee, the option price of such Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Stock Option is granted.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. With respect to Stock Options issued to non-officer employees of the Company, such Stock Options shall vest at least 20% per year over the five-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

ANNEX C

(iv) Method of Exercise. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

(d) The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder’s termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

ANNEX C

(e) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution. Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) If an optionee’s employment with the Company terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or Disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

(g) Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee’s employment with the Company terminates for any reason other than death or Disability (except for termination for cause as defined by applicable law), the optionee must exercise his or her Stock Options, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), within thirty (30) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this thirty (30) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

(h) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other plans of the Company become exercisable for the first time by the optionee during any calendar year exceeds $100,000, then such Stock Options shall be treated as Non-Qualified Stock Options to the extent such exceeds $100,000.

ANNEX C

Section 6.  Deferred Stock and Restricted Stock.

(a) Deferred Stock and Restricted Stock awards may be issued to Eligible Persons either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Persons, and the time or times at which grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price to be paid by the recipient of Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The purchase price of any Deferred Stock or Restricted Stock award must be at least 85% of the Fair Market Value of the Stock at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company, than the purchase price of the Deferred Stock or Restricted Stock award must be 100% of the Fair Market Value of the Stock either at the time the Participant is granted the right to purchase shares under the Plan, or at the time the purchase is consummated. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

(b) The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a “Deferred Stock Award Agreement” or “Restricted Stock Award Agreement” as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the Award date.

Except as provided below in this paragraph (b) of Section 6, (i) each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the FIIC, Inc. 2005 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and FIIC, Inc. Copies of such Plan and Agreement are on file in the offices of FIIC, Inc.”

The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

ANNEX C

With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(c) The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan other than by will or the laws of descent and distribution. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination, death or Disability or the occurrence of a “Change of Control” as defined in Section 9 below.

(ii) Except as provided in paragraph (c)(i) of this Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

(iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 6% per year.

Section 7.  Amendment and Termination.

(a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the stockholders (as described below) would:

(i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

ANNEX C

(ii) change the employees or class of employees eligible to participate in the Plan;

(iii) extend the maximum option period under Section 5 of the Plan.

(b) Notwithstanding the foregoing, stockholder approval under this Section 7 shall only be required at such time and under such circumstances as stockholder approval would be required under applicable federal and state laws, regulations and exchange or listing requirements.

(c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8.  Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9.  Change of Control.

The following acceleration and valuation provisions shall apply in the event of a “Change of Control”, as defined in paragraph (b) of this Section 9:

(a) In the event of a “Change of Control,” (but prior to such Change of Control, as applicable) the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

(i) declare that the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse in full or in part, and that such shares and Awards shall be deemed fully or partially vested;

(ii) declare that some or all indebtedness incurred pursuant to paragraph (e) of Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

(iii) declare that the value of all or some of the outstanding Awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the “Change of Control Price” (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control; or

(iv) permit the successor corporation (in the event of a Change of Control pursuant to subparagraph (b)(ii) of this Section 9), pursuant to a written agreement signed by the parties, to substitute equivalent Awards or provide substantially similar consideration to Participants as was or will be provided to stockholders after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Awards, including, but not limited to, vesting and exercise price.

ANNEX C

A Participant’s individual Award may, but is not required to, provide what occurs upon a Change of Control. To the extent a Participant’s individual Award determines what occurs upon a Change of Control, the terms of such Award shall be dispositive in the event of a Change of Control.

(b) For purposes of paragraph (a) of this Section 9, a “Change of Control” shall be deemed to have occurred if:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(c) For purposes of this Section 9, “Change of Control Price” means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

ANNEX C

Section 10.  General Provisions.

(a) The Administrator may require each person granted Awards to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange or national market system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(e) This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee or other person, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Awards authorized hereunder prior to the grant of such Awards to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

(f) The Company shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding Stock Option or Award under the Plan, unless such individual is a key employee whose duties with the Company (or any parent or subsidiary of the Company) assures such individual access to equivalent information.

ANNEX C

Section 11.  Specific Performance.

The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12.  Invalid Provision.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13.  Applicable Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 14.  Successors and Assigns.

This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees’ heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

Section 15.  Effective Date of Plan.

The Plan became effective (the “Effective Date”) on April 25, 2005.

Section 16.  Term of Plan.

No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 17. Limitation on Amount of Securities Offered.

Until such time as the Company becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the aggregate sales price of securities sold in reliance on Rule 701 within the preceding twelve (12) months under this Plan and any other agreement granting options under Rule 701 of the Securities Act or amount of securities, as the case may be, shall not exceed the greatest of: (i) $1,000,000, (ii) 15% of the total assets of the Company, measured as of the end of its most recently completed fiscal year, or (iii) 15% of the outstanding Stock, including securities (other than securities issued pursuant to this Plan) convertible or exchangeable for Stock.

ANNEX C

Section 18. Disclosure Requirements

Until such time as the Company becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, in the event the aggregate offering price of securities subject to outstanding offers plus the offering price of securities sold in the preceding twelve (12) months, as a result of Awards issued under the Plan, exceeds $5,000,000, the Company shall deliver the following disclosure documents to the Participant or optioned within a reasonable period of time before the applicable date of exercise, conversion or sale:

(a) A summary of the material terms of this Plan;

(b) Information about the risks associated with purchasing the shares of stock in the Company; and

(c) Financial statements as of a date no more than 180 days before the sale of securities pursuant to this Section 18.

ANNEX C

IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officer.

FIIC, Inc., a Delaware corporation

By:	/s/ James W. France
Name: James W. France
Title: Chief Executive Officer and President

ANNEX D

CERTIFICATE OF INCORPORATION

OF

FIIC HOLDINGS, INC.
A Delaware Corporation

ARTICLE I

The name of this corporation is FIIC Holdings, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle. The name of its registered agent at that address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The name and mailing address of the incorporator is Kasey Hannah, 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067.

ARTICLE V

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred-Three Million (103,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Million (100,000,000) shares of Common Stock, each share to have a par value of $.0001 per share, and Three Million (3,000,000) shares of Preferred Stock, each share to have a par value of $.0001 per share.

Section 2. Common Stock. The Board of Directors of the Corporation may authorize the issuance of shares of Common Stock from time to time. The Corporation may reissue shares of Common Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law.

ANNEX D

Section 3. Preferred Stock. The Board of Directors of the Corporation may by resolution authorize the issuance of shares of Preferred Stock from time to time in one or more series. The Corporation may reissue shares of Preferred Stock that are redeemed, purchased, or otherwise acquired by the Corporation unless otherwise provided by law. The Board of Directors is hereby authorized to fix or alter the designations, powers and preferences, and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share, as well as the number of members, if any, of the Board of Directors or the percentage of members, if any, of the Board of Directors each class or series of Preferred Stock may be entitled to elect), rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of such series, but not below the number of shares of such series then outstanding.

Section 4. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefore.

Section 5. Voting Rights. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation.

ARTICLE VI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE VII

The number of directors of the Corporation shall be fixed from time to time by or in the manner provided in the Bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

No action, which has not been previously approved by the Board of Directors, shall be taken by the stockholders except at an annual meeting or a special meeting of the stockholders. Any action required to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

ANNEX D

ARTICLE IV

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE X

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation to the fullest extent permitted by the Delaware Law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys’ fees), judgments, finds and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Article, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Article X. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation’s Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

ANNEX D
The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is her act and deed and that the facts stated therein are true.

___________________________ Kasey Hannah, Incorporator

ANNEX E

BYLAWS

OF

FIIC HOLDINGS, INC.
A Delaware Corporation

ARTICLE I: OFFICES

SECTION 1.1 Registered Office.

The registered office of FIIC Holdings, Inc. (“Corporation”) shall be at and the name of its registered agent at that address is 2711 Centerville Road, Suite 400 in the City of Wilmington, County of New Castle and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2 Principal Office.

The principal office for the transaction of the business of the Corporation shall be 1585 Bethel Road, 1st Floor, Columbus, Ohio 43220, or otherwise as set forth in a resolution adopted by the Board.

SECTION 1.3 Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1 Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2.2 Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

ANNEX E

SECTION 2.3 Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman.

SECTION 2.4 Notice of Meetings.

Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.5 Fixing Date for Determination of Stockholders of Record.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action other than to consent to corporate action in writing without a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any such other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, then the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ANNEX E

SECTION 2.6 Quorum.

Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Certificate of Incorporation, these Bylaws or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Certificate of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

(i) on the date fixed pursuant to Section 2.5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law, as the same exists or may hereafter be amended (the “DGCL”).

(C) Subject to the provisions of the Corporation's Certificate of Incorporation, any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

ANNEX E

SECTION 2.8 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.9 Advance Notice of Stockholder Proposals and Stockholder Nominations.

Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.9.

To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th)day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

ANNEX E

Such stockholder's notice shall set forth (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board, (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner. In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.9(A). The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.10 Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1 General Powers.

Subject to any requirements in the Certificate of Incorporation, these Bylaws, or of the DGCL as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers:

ANNEX E

(A) to select and remove all the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Section 1.1 hereof; to change the principal office and the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; to fix and locate from time to time one or more offices of the Corporation within or without the State of Delaware as provided in Section 1.3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the whole Board to designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2 Number and Term of Office.

Until this Section 3.2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation, the number of directors constituting the entire Board shall be not less than two (2) members nor more than nine (9) members. Directors need not be stockholders. The directors of the Corporation shall be divided into three classes, hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders, each of the successors elected to replace the directors of a Class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.

ANNEX E

Notwithstanding the foregoing provisions of this Article, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.3 Chairman of the Board.

The Chairman of the Board, when present, shall preside at all meetings of the Board and all meetings of stockholders. The Chairman of the Board shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 3.4 Election of Directors.

The directors shall be elected by the stockholders of the Corporation, and at each election, the persons receiving the greater number of votes, up to the number of directors then to be elected, shall be the persons then elected. The election of directors is subject to any provision contained in the Certificate of Incorporation relating thereto, including any provision regarding the rights of holders of preferred stock to elect directors.

SECTION 3.5 Resignations.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.6 Vacancies.

Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, removal, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Increases in the number of directors shall be filled in accordance with the rule that each class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the class of which he is a member, until the expiration of his current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one (1) or two (2) or more classes, the Board shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the Board fills a vacancy, the director chosen to fill that vacancy shall be of the same class as the director he succeeds and shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

ANNEX E

SECTION 3.7 Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 3.8 Regular Meetings.

Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

SECTION 3.9 Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President, and may also be called by any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by facsimile to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office for the transaction of the business of the Corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by facsimile as above provided, it shall be delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing, delivery or facsimile transmission as above provided shall be due, legal and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10 Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

ANNEX E

SECTION 3.11 Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12 Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.13 Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14 Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board. For the purposes of this Section 3.14, (a) “affiliate” shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) “person” shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof; and (c) “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

ANNEX E

ARTICLE IV: OFFICERS

SECTION 4.1 Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof.

SECTION 4.2 Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3 Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.4 Removal and Resignation.

Except as provided by DGCL Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ANNEX E

SECTION 4.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

SECTION 4.6 Chief Executive Officer.

The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. The Chief Executive Officer shall also perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 4.7 President.

The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present or, in the absence of the Chairman of the Board, the Chief Executive Officer has been appointed and is present. Subject to the provisions of these Bylaws and to the direction of the Board of Directors and Chief Executive Officer, the President shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him by the Board of Directors. The President shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all the other officers, employees and agents of the corporation.

SECTION 4.8 Vice President.

Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as are commonly incident to their office or as may from time to time be assigned to such Vice President by the Chairman of the Board, or the Board, or the Chief Executive Officer, or the President, or as may be prescribed by these Bylaws. In the absence or disability of the Chairman of the Board, the Chief Executive Officer and the President, the Vice Presidents in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board, shall perform all of the duties of the Chairman of the Board, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

ANNEX E

SECTION 4.9 Secretary.

(A) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board shall designate from time to time.

(B) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

(C) The Secretary shall keep, or cause to be kept, at the principal office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the name of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

SECTION 4.10 Chief Financial Officer.

The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer, subject to the order of the Board, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board or the Chief Executive Officer shall designate from time to time.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,
DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.1 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation the corporate name without limitation, or enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2 Checks, Drafts, Etc.

All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

ANNEX E

SECTION 5.3 Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4 General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates for Stock.

Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such an officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.4 hereof.

ANNEX E

SECTION 6.2 Transfers of Stock.

Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.3 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 6.3 Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 6.4 Lost, Stolen, Destroyed, and Mutilated Certificates.

In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof satisfactory to the Board of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1 Indemnification of Directors and Officers.

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the “Delaware Law”), a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The Corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary or desirable to effect the indemnification as provided herein. To the fullest extent permitted by the Delaware Law, the indemnification provided herein shall include expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement and any such expenses shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. Notwithstanding the foregoing or any other provision of this Section 7.1, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel to the Corporation, that, based upon the facts known to the Board or such counsel at the time such determination is made, (a) the party seeking an advance acted in bad faith or deliberately breached his or her duty to the Corporation or its stockholders, and (b) as a result of such actions by the party seeking an advance, it is more likely than not that it will ultimately be determined that such party is not entitled to indemnification pursuant to the provisions of this Section 7.1. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, the Corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 7.1 as it applies to the indemnification and advancement of expenses of directors and officers of the Corporation.

ANNEX E

SECTION 7.2 Indemnification of Employees and Agents.

Subject to Section 7.1, the Corporation may, but only to the extent that the Board may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII as they apply to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 7.3 Enforcement of Indemnification.

The rights to indemnification and the advancement of expenses conferred above shall be contract rights. If a claim under this Article VII is not paid in full by the Corporation within 60 days after written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of such claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel or stockholders) that the indemnitee has not met such applicable standard of conduct, shall either create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

ANNEX E

ARTICLE VIII: MISCELLANEOUS

SECTION 8.1 Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2 Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3 Amendments.

Except as otherwise provided herein, by law, or in the Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession or adoption is given in the notice of such meeting of stockholders.

ANNEX E

CERTIFICATE OF SECRETARY OF ADOPTION OF BYLAWS

I, the undersigned, do hereby certify:

That I am the Sole Incorporator of FIIC, Holdings, Inc., a Delaware corporation, that the foregoing By-Laws, comprising eighteen pages, constitute the By-Laws of said corporation as duly adopted by the Sole Incorporator of the corporation on ___________, 200_.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this ____ day of __________, 200_.

By:________________________________ Kasey Hannah, Incorporator

ANNEX F

AGREEMENT AND PLAN OF MERGER
OF
NICKLEBYS.COM, INC.
(A COLORADO CORPORATION)
WITH
AND INTO
FIIC HOLDINGS, INC.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this ___ day of _________ 200_, by and between NICKLEBYS.COM, INC., a Colorado corporation (“NBYS”) and FIIC HOLDINGS, INC., a Delaware corporation (“FHI”), is made with respect to the following facts.

RECITALS

WHEREAS, NBYS is a corporation duly organized and existing under the laws of the State of Colorado;

WHEREAS, FHI is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for NBYS and FHI have determined that, for purposes of effecting the reincorporation of NBYS in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that NBYS merge with and into FHI so that FHI is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors for NBYS and FHI, the stockholders of NBYS, and the sole stockholder of FHI have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I - THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2 below), NBYS shall be merged with and into FHI, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the Colorado Business Corporation Act (the “CBCA”), and the separate existence of NBYS shall cease. FHI shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

F-1

ANNEX F

(a) NBYS, a corporation organized under and governed by the laws of the State of Colorado with an address of 1600 Broadway, Suite 2350, Denver, Colorado 80202; and

(b) FHI, a corporation organized under and governed by the laws of the State of Delaware with an address of 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

1.3 Surviving Corporation. FHI, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4 Address of Principal Office of the Surviving Corporation. The address of FHI, as the Surviving Corporation, shall be 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

1.5 Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of NBYS by the Board of Directors of NBYS and approved by a majority voting power of NBYS, in accordance with the requirements of CBCA;

(b) This Agreement and the Merger shall have been adopted and recommended to the sole stockholder of FHI by the Board of Directors of FHI and approved by the sole stockholder of FHI, in accordance with the requirements of DGCL;

(c) The effective date of the Merger as stated in the executed Statement of Merger filed with the Secretary of State for the State of Colorado; and

(d)  An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6  Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL and the CBCA. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of NBYS shall vest in FHI, as the Surviving Corporation, and all debts, liabilities and duties of NBYS shall become the debts, liabilities and duties of FHI, as the Surviving Corporation.

1.7 Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of FHI shall be the Certificate of the Incorporation of the Surviving Corporation; and

(b) From and after the Effective Time, the Bylaws of FHI, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

1.8 Officers and Directors. The officers of FHI immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their resignation, removal or death. The directors of FHI immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

F-2

ANNEX F

ARTICLE II- CONVERSION OF SHARES

2.1 Conversion of Common Stock of NBYS. At the Effective Time by virtue of the Merger and without any action on part of the holders of any outstanding shares of NBYS, each share of common stock of NBYS, par value of $.0001 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one share of FHI’S common stock, $.0001 par value per share (the “Common Stock”).

2.2 NBYS Options, Stock Purchase Rights, Convertible Securities

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of NBYS under, and continue, the option plans and all other employee benefit plans of NBYS Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, NBYS Common Stock (a “Right”) shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of NBYS common stock issuable pursuant to any such Right, on the same terms and condition and at an exercise price equal to the exercise price applicable to any such NBYS from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding NBYS Common Stock. Such Common Stock is subject to paragraph 2.1 hereof.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of NBYS Common Stock so reserved immediately prior to the Effective Time. In addition, no “additional benefits” (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

2.3 Characterization of Merger. For federal income tax purposes, the conversion of interests in NBYS pursuant to this Article III shall be deemed a reorganization and mere change in place of organization pursuant to section 368 (a)(1) (F) of the Internal Revenue Code of 1986.

ARTICLE III - TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1 Transfer, Conveyance and Assumption. At the Effective Time, FHI shall continue in existence as the Surviving Corporation, and without further action on the part of NBYS or FHI, succeed to and possess all the rights, privileges and powers of NBYS, and all the assets and property of whatever kind and character of NBYS shall vest in FHI without further act or deed. Thereafter, FHI, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of NBYS, and any claim or judgment against NBYS may be enforced against FHI as the Surviving Corporation, in accordance with Section 259 of the DGCL.

F-3

ANNEX F

3.2 Further Assurances. If at any time FHI shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of NBYS, or otherwise to carry out the provisions hereof, officers of NBYS as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in FHI and otherwise to carry out the provisions hereof.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES
OF NBYS

NBYS represents and warrants to FHI as follows:

4.1 Validity of Actions. NBYS (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Colorado, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of NBYS. NBYS has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of NBYS, enforceable against NBYS in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of NBYS’s Articles of Incorporation, as amended, or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which NBYS is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V - REPRESENTATIONS AND WARRANTIES
OF FHI

FHI represents and warrants to NBYS as follows:

5.1 Validity of Actions. FHI (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of FHI, and FHI has received all necessary authorization. This Agreement is a legal, valid and binding obligation of FHI, enforceable against FHI in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of FHI nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which FHI is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI - FURTHER ACTIONS

6.1 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

F-4

ANNEX F

ARTICLE VII - CONDITIONS TO THE MERGER

The obligation of FHI and of NBYS to consummate the Merger shall be subject to compliance with or satisfaction of the following conditions:

7.1 Bring Down. The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made (except for those representations and warranties made as of a given date, which shall continue to be true and correct as of such given date) as of the Effective Time.

7.2 No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3 Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII - TERMINATION; AMENDMENT; WAIVER

8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of FHI and the Board of Directors of NBYS

8.2 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, such amendment to be approved by the respective Boards of Directors of NBYS and FHI.

8.3 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX - MISCELLANEOUS

9.1 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by FHI

9.2 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

F-5

ANNEX F

In the case of FHI:

FIIC HOLDINGS, INC.
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808

In the case of NBYS:

NICKLEBYS.COM, INC.
1600 Broadway, Suite 2350
Denver, CO 80202

9.3 Non-Assignability. This Agreement shall not be assignable by any of the parties hereto.

9.4 Entire Agreement. This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7 Gender; Number. All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8 Severability. The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

*****

F-6

ANNEX F

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

NICKLEBYS.COM, INC., a Colorado Corporation

By: _____________________________
Name: James Bowser
Title: Executive Vice President and Chief Operating Officer

FIIC HOLDINGS, INC., a Delaware Corporation

By: ____________________________
Name: James W. France
Title: President and Chief Executive Officer

F-7

ANNEX G

SELECTED PROVISIONS OF THE COLORADO BUSINESS CORPORATIONS
ACT PERTAINING TO DISSENTERS’ RIGHTS

PART 1
RIGHT OF DISSENT -
PAYMENT FOR SHARES

7-113-101. Definitions.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

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(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

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(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

PART 2
PROCEDURE FOR EXERCISE
OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

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(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

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(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

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7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

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(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3
JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

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(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

FORM OF PROXY CARD

FRONT:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NICKLEBYS.COM, INC.

The undersigned hereby appoints Messrs. Scott Thornock and Bruce Capra, each of them as proxyholders with full power of substitution, to vote and act with respect to all shares of common stock of Nicklebys.com, Inc. (“NBYS”) which the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m. Mountain Standard Time on _____________, 200_, at NBYS’s headquarters located at 3179 South Peoria Court, Aurora, Colorado 80014, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows.

The NBYS Board of Directors recommends a vote “FOR” each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the executed Proxy will be voted “FOR” each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, the Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. MERGER WITH FIIC, INC., INCLUDING RESULTING CHANGE OF CONTROL BY NBYS:

☐ FOR	☐ ABSTAIN	☐ AGAINST
2. AMENDMENT TO CERTIFICATE OF INCORPORATION OF NBYS TO EFFECT A 1-FOR-2.00317 REVERSE STOCK SPLIT:

☐FOR	☐ ABSTAIN	☐ AGAINST
3. ASSUMPTION OF FIIC 2005 STOCK OPTION, RESTRICTED STOCK AND DEFERRED STOCK PLAN:

☐ FOR	☐ABSTAIN	☐ AGAINST
4. REINCORPORATION OF NBYS FROM A COLORADO CORPORATION TO A DELAWARE CORPORATION AND CONCURRENT NAME CHANGE TO FIIC HOLDINGS, INC.:

☐ FOR	☐ ABSTAIN	☐ AGAINST

Any Proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

BACK:

Do you plan to attend the Meeting?  ☐Yes  ☐ No

Please mark and date the Proxy and complete your personal information, including your name as it appears on your stock certificates. Executors, administrators, trustees, etc. should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the entity’s name by an authorized person. All joint owners should sign. Please then return this Proxy promptly using the enclosed envelope.

___________________ Number of Shares	__________________________________ Name of Shareholder	__________________________________ Entity and/or Title, as applicable

___________________ Date	__________________________________ Signature of Shareholder	__________________________________ E-mail Address

This Proxy may be revoked prior to its exercise by filing with NBYS a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the Special Meeting and voting in person.